UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-3373

Westcore Trust

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Richard C. Noyes, Esq.

Westcore Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:           December 31

Date of reporting period:        January 1, 2015 - December 31, 2015

Item 1.        Reports to Stockholders.

2015 ANNUAL REPORT

DECEMBER 31, 2015	TICKER SYMBOLS
	Retail	Institutional
Fund	Class	Class
WESTCORE EQUITY FUNDS
Westcore Growth Fund	WTEIX	WILGX
Westcore MIDCO Growth Fund	WTMGX	WIMGX
Westcore Select Fund	WTSLX	–
Westcore Small-Cap Growth Fund	WTSGX	WISGX
Westcore Blue Chip Dividend Fund	WTMVX	WIMVX
Westcore Mid-Cap Value Dividend Fund	WTMCX	–
Westcore Small-Cap Value Dividend Fund	WTSVX	WISVX
Westcore Micro-Cap Opportunity Fund	WTMIX	–
Westcore International Small-Cap Fund	WTIFX	–

WESTCORE BOND FUNDS
Westcore Flexible Income Fund	WTLTX	WILTX
Westcore Plus Bond Fund	WTIBX	WIIBX
Westcore Colorado Tax-Exempt Fund	WTCOX	–

Westcore Funds are managed by Denver Investments.

The mountain logo together with “Westcore Funds Denver Investments” is a registered service mark of Denver Investments.

SHAREHOLDER LETTER	1
FUND OVERVIEWS
Westcore Growth Fund	2
Westcore MIDCO Growth Fund	4
Westcore Select Fund	6
Westcore Small-Cap Growth Fund	8
Westcore Blue Chip Dividend Fund	10
Westcore Mid-Cap Value Dividend Fund	12
Westcore Small-Cap Value Dividend Fund	14
Westcore Micro-Cap Opportunity Fund	16
Westcore International Small-Cap Fund	18
Westcore Flexible Income Fund	20
Westcore Plus Bond Fund	22
Westcore Colorado Tax-Exempt Fund	24
FUND EXPENSES	26
IMPORTANT DISCLOSURES	28
TRUSTEES AND OFFICERS	32
FINANCIAL STATEMENTS	35
Statements of Investments	36
Statements of Assets and Liabilities	66
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	74
Notes to Financial Statements	84
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103
SHAREHOLDER TAX INFORMATION	104
OTHER IMPORTANT INFORMATION	105

INTENTIONALLY LEFT BLANK

DEAR FELLOW SHAREHOLDERS

Achieving superior investment performance in the second half of 2015 was challenging due to significant headwinds in markets across the globe. Investors faced a series of conditions that all worked against U.S. profit growth and, therefore, stock price appreciation. The combination of the strengthening U.S. dollar, the devaluation of the Chinese yuan, sharply declining oil prices and weak global economic growth created volatility in the U.S. stock market. While these issues will likely persist into 2016, uncertainty surrounding the Federal Reserve’s move on the discount rate ended in December with a quarter-point increase in the Fed Funds rate. The Fed’s move appeared to conflict with the consensus of both low inflation and slowing economic growth and did not derail the appreciation of the U.S. bond market.

In general, a stronger U.S. dollar results in cheaper foreign goods and services for U.S. buyers. This typically results in reduced demand for domestic goods and has a negative impact on U.S. economic growth. Further, a stronger U.S. dollar increases the price of U.S. goods overseas and results in reduced demand by foreign buyers. In 2015, the stronger U.S. dollar created a significant headwind both for U.S. economic growth and the profitability of U.S. companies.

Exacerbating the stronger U.S. dollar’s impact on the U.S. economy was the devaluation of the Chinese yuan. The weakness of the yuan not only made U.S. goods more expensive in China, but is a strong indication that the Chinese economy is slowing. China’s economy has become a significant force for global economic growth and evidence that it is slowing impacts nearly every other economy in the world.

There were two obvious reasons for the historic drop in oil prices in 2015, too much supply and lower demand. Of the two, it appears that the demand side of the equation was likely the more powerful influence and it is further evidence of slowing global economic growth. In addition to oil, nearly all commodity prices fell in 2015, an indication that beyond oil, growth was slowing. There are longer-term implications of systemically lower oil prices that will affect the U.S. economy in many ways including slower job growth as the energy industry suffers significant consolidation.

Bond prices continued to strengthen as investors viewed a very low inflation environment and slower growth as leading to stable interest rates. There was also a flight to quality as investors reasoned that slowing economic growth may lead to credit issues.

There is an old investment axiom that markets “climb a wall of worry.” While headwinds and worries marked the second half of 2015, and will likely persist into 2016, the investment teams managing your Westcore Funds continue to seek stocks and bonds that they believe will perform well in this environment. As markets begin to anticipate better times ahead, or climb the “wall of worry,” we look forward to a more constructive investment environment in 2016.

As always, we sincerely appreciate your confidence is us as we work diligently to be good stewards of your funds. Please let us know if you have any questions or require additional information.

John W. Zimmerman is a registered representative of ALPS Distributors, Inc.

CFA is a trademark owned by the CFA Institute.

The Shareholder Letter and the Manager Commentaries included in this shareholder report contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

    Fund Strategy

Investing primarily in equity securities of large companies with growth potential.

    Fund Management

Craig W. Juran, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTEIX)	4.43%	14.02%	11.14%	6.69%	8.92%	6/1/1988
Institutional Class
(WILGX)	4.68	14.24	11.35	6.82	8.97	9/28/2007
Russell 1000®
Growth Index	5.67	16.83	13.53	8.53	9.95
Lipper Large-Cap
Growth Index	5.61	16.42	12.17	7.17	9.06

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.11%, Net: 1.11%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.05%, Net: 0.91%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period.

In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Craig W. Juran is a registered representative of ALPS Distributors, Inc.

    Manager Commentary

MARKET OVERVIEW

Just like the movie from the early 1980s “The Year of Living Dangerously,” 2015 proved to be a dangerous year for investors. Currency wars, terrorist attacks, instability in the Middle East, a collapse in commodity prices and debt defaults in emerging markets created an unsettled investment backdrop for equity investors around the globe. In fact, many equity markets finished in the red for 2015, especially when adjusted for the strong U.S. dollar and weaker foreign currencies. Furthermore, as of December 31, the median stock in the Russell 3000® (which comprises 98% of U.S. equities), was down 20% from its 52-week high. In the last six to nine months we have seen what appears to us to be a stealth bear market, which has been masked by the strong performance of a few stocks. In retrospect, given all the aforementioned turmoil, as well as a slowing global economy, it’s easy to see why the broader averages struggled in 2015. The question becomes will these problems continue to plague the markets in 2016?

FUND COMMENTARY

For the year, the Westcore Growth Fund was up 4.43%, lagging the 5.67% return of its benchmark, the Russell 1000® Growth Index. After outperforming its benchmark in the first half of 2015, the bulk of underperformance occurred during the last four months of the year as a collapse in oil prices, increased interest-rate volatility associated with the Federal Reserve’s December rate hike and a few stock-specific problems hurt the Fund’s return.

The information technology, consumer discretionary and industrials sectors were positive contributors to the Fund’s return relative to its benchmark for the year. In periods of slower economic growth, companies that can produce superior earnings growth will generally be rewarded. Thus, going into 2015, we believed that earnings growth would be highly valued by the marketplace. This played out and some of the Fund’s best fundamental growth companies experienced strong performance as the market realized their growth potential. Fund holdings Amazon.com Inc., Home Depot Inc., Alphabet Inc. (formerly Google), Facebook Inc. and Costco Wholesale Corp. all performed well in 2015.

On the negative side, holdings in the consumer staples, energy and health care sectors detracted from the Fund’s return relative to its benchmark. The Fund’s underweighted position led to its underperformance in the consumer staples sector. Most commodity-related companies experienced a difficult second half of 2015 as numerous commodities experienced significant price collapses.

    Manager Commentary (continued)

This negatively impacted the Fund’s energy holdings. Within health care, a decline in equity prices across the sector resulted from implications of potential price gouging by pharmaceutical companies. This created what we believe will be short-term headwinds for many health care companies. Union Pacific Corp., Concho Resources Inc. and EOG Resources Inc. were impacted by falling commodity prices and detracted from the Fund’s performance for the year. Chipotle Mexican Grill Inc. also suffered a severe contraction as E. coli was found in its supply chain. We have sold the Fund’s position in Chipotle until we have a better understanding of how pervasive the E. coli problem in its supply chain is, but believe the company is one of the more attractive growth companies over the next five years.

OUTLOOK AND POSITIONING

As we move into 2016, we believe many of the Fund’s growth companies that lagged in the last few months will see a turnaround. We have seen incredible volatility in the last six months and a huge disparity between asset classes. This was amplified when, in December, the Federal Reserve increased interest rates for the first time in almost ten years. Although this caused some short-term discomfort in the markets, we believe it is a positive first step in normalizing interest-rate policy for the United States. The recent volatility and market pullback have, in our opinion, created opportunities. In a world of slower growth, we believe higher-growth companies that can produce predictable and sustainable growth will be rewarded by the market. Through fundamental research, we will continue to seek companies we believe are best-positioned to deliver superior earnings growth.

    Top Ten Holdings (as of 12/31/15)

Apple Inc.	7.0%
Alphabet Inc.	5.5
Facebook Inc.	5.1
Amazon.com Inc.	4.4
Home Depot Inc.	3.9
Celgene Corp.	3.6
Visa Inc.	3.5
Priceline Group Inc.	3.4
Gilead Sciences Inc.	3.1
Alliance Data Systems Corp.	2.9
Total (% of Net Assets)	42.4%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore	Russell 1000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$133.2	$122.9
Price/Earnings (1 year trailing)	23.5x	22.1x
EPS Growth (3 year historical)	20.7%	16.0%
Beta	1.0	1.0
Number of Holdings	43	644
Portfolio Turnover Rate (1 year trailing)	96%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Amazon.com Inc.	2.88%	2.33%	Microsoft Corp.	0.31%	-0.48%
Facebook Inc.	4.46	1.31	EOG Resources Inc.	2.32	-0.51
Home Depot Inc.	3.65	0.92	Union Pacific Corp.	1.24	-0.52
Alphabet Inc.	2.07	0.75	Concho Resources Inc.	0.72	-0.54
Costco Wholesale Corp.	1.20	0.67	Chipotle Mexican Grill Inc.	2.40	-0.77

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing in a diversified portfolio of equity securities of primarily medium-sized companies with growth potential.

    Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Retail Class (WTMGX)	-5.08%	12.81%	6.87%	6.22%	10.15%	8/1/1986
Institutional Class
(WIMGX)	-4.98	13.01	7.05	6.36	10.19	9/28/2007
Russell Midcap ®
Growth Index	-0.20	14.88	11.54	8.16	10.29
Lipper Mid-Cap
Growth Index	-0.96	13.42	9.39	7.79	9.49

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.04%, Net: 1.04%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.99%, Net: 0.90%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

    Manager Commentary

MARKET OVERVIEW

Following the steep declines of the third quarter, equity markets bounced back slightly in the fourth quarter. Most small- and mid-cap equity indexes still finished the full year with negative returns. Subdued economic growth had investors nervous as evidenced by the significant underperformance of the mid-cap space in 2015. For the year, the Russell Midcap® Growth Index trailed its large-cap comparator, the Russell 1000® Growth Index by nearly 6%, returning -0.20% versus 5.67%, respectively. It is important to note how growth has performed versus value in this cycle. Across all market caps, growth stocks have outperformed value stocks on an annualized one-, three-, five- and ten-year basis. As growth in the economy remains tepid, investors typically will pay a premium for consistent, predictable growth because of its scarcity.

FUND COMMENTARY

For 2015, the Westcore MIDCO Growth Fund underperformed its benchmark, returning -5.08% compared to the Russell Midcap® Growth Index’s -0.20% return.

The three sectors that contributed most to the Fund’s performance relative to its benchmark for the year were financials, information technology and utilities. The Fund’s best-performing stock in 2015 was Netflix Inc., which outperformed as the company continued its worldwide expansion and increasingly took market share from ad-based television programming. We exited the position in the third quarter as the company’s market capitalization grew above the mid-cap universe. Edwards Lifesciences Corp., a developer of medical devices for the treatment of cardiovascular disease, performed well during the year due to better-than-expected results from its transcatheter heart valve franchise. We believe that penetration into the intermediate risk patient population should continue to offer upside potential for the company. ServiceNow Inc. was also a top contributor in 2015. This new leader in information technology management solutions continued to display strong growth results.

The three sectors that detracted most from the Fund’s performance relative to its benchmark for the year were consumer staples, health care and materials. The Fund’s worst-performing stock in 2015 was SunEdison Inc., a developer of alternative energy projects. Investors were overwhelmed by SunEdison’s rapid-fire acquisitions of Vivint Solar Inc. and First Wind, as well as by its increasingly opaque transactions between itself and its yield companies (companies formed to own operating assets, such as power plants, that produce a predictable cash flow).

    Manager Commentary (continued)

This limited SunEdison’s ability to finance larger solar power projects and we sold the shares in the third quarter to focus on better prospects. Chipotle Mexican Grille Inc., a fast-casual restaurant that serves high-quality Mexican cuisine, underperformed in 2015. Negative publicity around food-borne illness reports that have been linked to Chipotle restaurants impacted the stock. While the negative press will undoubtedly impact near-term results, we believe knowledge gained from this difficult period will make Chipotle an even stronger and more focused company over the long-term. Wynn Resorts Ltd., a leading gaming resort company, was also a significant drag on the Fund’s performance as gaming slowed considerably in Macau. We believe Wynn is dominant in the high end gaming market and are optimistic that the market will rebound in the long term.

OUTLOOK AND POSITIONING

As of the end of 2015, the Fund was overweighted in the information technology and energy sectors, and underweighted primarily in the consumer discretionary and health care sectors.

We are focused on finding companies that we believe have strong long-term growth characteristics and products that do not necessarily need economic tailwinds to flourish. If a company has a disruptive technology that is truly changing its industry, it is our experience that movements in commodity prices, interest rates or other macroeconomic factors will not change the opportunity for that company to succeed in the long term. Thus, as we look at the recent returns in the markets and the Fund, we strongly believe that the recent pullback presents a great opportunity to invest in these types of companies.

    Top Ten Holdings (as of 12/31/15)

Fiserv Inc.	2.9%
LinkedIn Corp.	2.8
ServiceNow Inc.	2.7
First Republic Bank	2.6
Under Armour Inc.	2.6
Tractor Supply Co.	2.5
Electronic Arts Inc.	2.4
Alliance Data Systems Corp.	2.3
Tableau Software Inc.	2.3
Verisk Analytics Inc.	2.2
Total (% of Net Assets)	25.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore MIDCO	Russell Midcap ®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$11.0	$13.1
Price/Earnings (1 year trailing)	20.2x	21.7x
EPS Growth (3 year historical)	17.5%	15.3%
Beta	1.2	1.0
Number of Holdings	61	505
Portfolio Turnover Rate (1 year trailing)	61%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Netflix Inc.	1.26%	1.77%	GoPro Inc.	0.25%	-0.50%
Pharmacyclics Inc.	0.16	0.67	Endo International PLC	1.15	-0.54
ServiceNow Inc.	2.01	0.53	Chipotle Mexican Grill Inc.	0.34	-0.56
Fiserv Inc.	2.10	0.45	Wynn Resorts Ltd.	1.31	-0.72
Edwards Lifesciences Corp.	1.90	0.40	SunEdison Inc.	0.73	-0.95

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing primarily in the common stock of a limited number of medium-sized companies selected for their growth potential.

    Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date

Retail Class (WTSLX)	-11.81%	10.37%	1.29%	5.84%	10.18%	10/1/1999
Russell Midcap®
Growth Index	-0.20	14.88	11.54	8.16	6.75
Lipper Mid-Cap
Growth Index	-0.96	13.42	9.39	7.79	5.83

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.10%, Net: 1.10%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.15% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

    Manager Commentary

MARKET OVERVIEW

Following the steep declines of the third quarter, equity markets bounced back slightly in the fourth quarter. Most small- and mid-cap equity indexes still finished the full year with negative returns. Subdued economic growth had investors nervous as evidenced by the significant underperformance of the mid-cap space in 2015. For the year, the Russell Midcap® Growth Index trailed its large-cap comparator, the Russell 1000® Growth Index by nearly 6%, returning -0.20% versus 5.67%, respectively. It is important to note how growth has performed versus value in this cycle. Across all market caps, growth stocks have outperformed value stocks on an annualized one-, three-, five- and ten-year basis. As growth in the economy remains tepid, investors typically will pay a premium for consistent, predictable growth because of its scarcity.

FUND COMMENTARY

For 2015, the Westcore Select Fund underperformed its benchmark, returning -11.81% compared to the Russell Midcap® Growth Index’s -0.20% return.

The Fund’s best-performing stock in 2015 was Netflix Inc., which outperformed as the company continued its worldwide expansion and increasingly took market share from ad-based television programming. We exited the position in the third quarter as the company’s market capitalization grew above the mid-cap universe. Edwards Lifesciences Corp., a developer of medical devices for the treatment of cardiovascular disease performed well during the year due to better-than-expected results from its transcatheter heart valve franchise. We believe that penetration into the intermediate risk patient population should continue to offer upside potential for the company. ServiceNow Inc. was also a top contributor in 2015. This new leader in information technology management solutions continued to display strong growth results.

The three sectors that detracted most from the Fund’s performance relative to its benchmark for the year were health care, consumer staples and consumer discretionary. The Fund’s worst-performing stock in 2015 was SunEdison Inc., a developer of alternative energy projects. Investors were overwhelmed by SunEdison’s rapid-fire acquisitions of Vivint Solar Inc. and First Wind, as well as by its increasingly opaque transactions between itself and its yield companies (companies formed to own operating assets, such as power plants, that produce a predictable cash flow). This limited SunEdison’s ability to finance larger solar power projects and we sold the shares in the third quarter to focus on better prospects.

    Manager Commentary (continued)

Chipotle Mexican Grille Inc., a fast-casual restaurant that serves high-quality Mexican cuisine, underperformed in 2015. Negative publicity around food-borne illness reports that have been linked to Chipotle restaurants impacted the stock. While the negative press will undoubtedly impact near-term results, we believe the knowledge gained from this difficult period will make Chipotle an even stronger and more focused company over the long-term. Wynn Resorts Ltd., a leading gaming resort company, was also a significant drag on the Fund’s performance as gaming slowed considerably in Macau. We believe Wynn is dominant in the high end gaming market and are optimistic that the market will rebound in the long term.

OUTLOOK AND POSITIONING

As of the end of 2015, the Fund was overweighted in the information technology and energy sectors, and underweighted primarily in the industrials and financials sectors.

We are focused on finding companies that we believe have strong long-term growth characteristics and products that do not necessarily need economic tailwinds to flourish. If a company has a disruptive technology that is truly changing its industry, it is our experience that movements in commodity prices, interest rates or other macroeconomic factors will not change the opportunity for that company to succeed in the long term. Thus, as we look at the recent returns in the markets and the Fund, we strongly believe that the recent pullback presents a great opportunity to invest in these types of companies.

    Top Ten Holdings (as of 12/31/15)

ServiceNow Inc.	4.9%
LinkedIn Corp.	4.7
Fiserv Inc.	4.5
Under Armour Inc.	4.2
SVB Financial Group	4.2
IHS Inc.	3.5
Tableau Software Inc.	3.5
Mead Johnson Nutrition Co.	3.4
PolyOne Corp.	3.4
Tesla Motors Inc.	3.3
Total (% of Net Assets)	39.6%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore	Russell Midcap ®
	Select Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$12.0	$13.1
Price/Earnings (1 year trailing)	25.0x	21.7x
EPS Growth (3 year historical)	22.4%	15.3%
Beta	1.1	1.0
Number of Holdings	32	505
Portfolio Turnover Rate (1 year trailing)	67%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Netflix Inc.	1.66%	2.19%	Chipotle Mexican Grill Inc.	0.53%	-0.86%
ServiceNow Inc.	3.77	0.99	Antero Resources Corp.	1.70	-0.90
Edwards Lifesciences Corp.	3.40	0.68	Endo International PLC	1.01	-0.94
FireEye Inc.	1.97	0.53	Wynn Resorts Ltd.	2.39	-1.41
Lululemon Athletica Inc.	1.06	0.50	SunEdison Inc.	0.39	-2.07

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing in a diversified portfolio of equity securities of primarily small-sized companies with growth potential.

    Fund Management

Mitch S. Begun, CFA Lead Portfolio Manager	Brian C. Fitzsimons, CFA Portfolio Manager
F. Wiley Reed, CFA Lead Portfolio Manager	Jeffrey J. Loehr, CFA Portfolio Manager
Adam C. Bliss Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSGX)	-4.77%	—	—	—	0.09%	12/20/2013
Institutional Class
(WISGX)	-4.37	—	—	—	0.48	12/20/2013
Russell 2000®
Growth Index	-1.38	—	—	—	2.86
Lipper Small-Cap
Growth Index	-1.15	—	—	—	1.09

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 5.18%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 3.61%, Net: 1.05%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/ or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

    Manager Commentary

MARKET OVERVIEW

Following the steep declines of the third quarter, equity markets bounced back slightly in the fourth quarter. Most small- and mid-cap equity indexes still finished the full year with negative returns. Subdued economic growth had investors nervous as evidenced by the significant underperformance of the small-cap space in 2015. For the year, the Russell 2000® Growth Index trailed its large-cap comparator, the Russell 1000® Growth Index by more than 7%, returning -1.38% versus 5.67%, respectively. It is important to note how growth has performed versus value in this cycle. Across all market caps, growth stocks have outperformed value stocks on an annualized one-, three-, five- and ten-year basis. As growth in the economy remains tepid, investors typically will pay a premium for consistent, predictable growth because of its scarcity.

FUND COMMENTARY

For 2015, the Westcore Small-Cap Growth Fund underperformed its benchmark, returning -4.77% compared to the Russell 2000® Growth Index’s -1.38% return.

The three sectors that contributed most to the Fund’s performance relative to its benchmark in the year were financials, information technology and materials. The Fund’s best-performing stock in 2015 was Globant SA, an information technology services provider. The company’s expertise in next generation technologies, such as mobile user interfaces, cloud technologies and data analytics, has allowed for consistently strong growth. Another top contributor in the Fund was MarketAxess Holdings Inc., a leader in electronic fixed income trading. The company continued to grow its platform and take market share from traditional methods of trading fixed income securities. Vail Resorts Inc., a leading mountain resort company, also performed well in 2015. The company continued to grow its season pass sales for skiers, which helps insulate from potential volatility in the business, and encourages more consistent visitation. Its recent Canyons and Park City acquisitions should boost season pass sales further and provide leverage to reduce marketing costs.

The three sectors that detracted most from the Fund’s performance relative to its benchmark in the year were health care, consumer discretionary and industrials. The Fund’s worst-performing stock in 2015 was Vince Holding Corp., a high-end apparel brand company. The stock underperformed in 2015 due to a significant slowdown in traffic at the company’s mall-based department store accounts. We exited the position in the third quarter as we believe the company’s considerable exposure to weakening department stores will prove too overwhelming to successfully overcome within the next 12 to 24 months.

     Manager Commentary (continued)

OvaScience Inc., a developer of treatments for female infertility, underperformed during the year. The stock was impacted by confusion over reported clinical data on the company’s AUGMENT fertility treatment during the year. Additionally, disruption among prescribing fertility clinics led OvaScience to suspend its predictions about the number of patients expected to receive the AUGMENT treatment. Given the lower visibility into AUGMENT’s commercial potential, we exited the position in the fourth quarter. Shutterstock Inc., an online marketplace for digital images, struggled in 2015. Competition intensified due to Adobe’s acquisition of online stock content marketplace, Fotolia. We do not think the competitive environment will improve in the near- to intermediate-term and exited the position in the third quarter.

OUTLOOK AND POSITIONING

As of the end of 2015, the Fund was overweighted in the information technology and financials sectors, and underweighted primarily in the health care and industrials sectors.

We are focused on finding companies that we believe have strong long-term growth characteristics and products that do not necessarily need economic tailwinds to flourish. If a company has a disruptive technology that is truly changing its industry, it is our experience that movements in commodity prices, interest rates or other macroeconomic factors will not change the opportunity for that company to succeed in the long term. Thus, as we look at the recent returns in the markets and the Fund, we strongly believe that the recent pullback presents a great opportunity to invest in these types of companies.

    Top Ten Holdings (as of 12/31/15)

Inphi Corp.	2.7%
Vail Resorts Inc.	2.6
MarketAxess Holdings Inc.	2.2
Evercore Partners Inc.	2.1
Ultimate Software Group Inc.	2.1
Guidewire Software Inc.	2.1
Take-Two Interactive Software Inc.	1.9
HubSpot Inc.	1.8
Albany Molecular Research Inc.	1.8
Zendesk Inc.	1.8
Total (% of Net Assets)	21.1%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Small-Cap	Russell 2000®
	Growth Fund	Growth Index
Weighted Average Market Capitalization ($ Bil)	$2.4	$2.1
Price/Earnings (1 year trailing)	33.2x	23.5x
EPS Growth (3 year historical)	31.9%	12.4%
Beta	1.0	1.0
Number of Holdings	80	1,193
Portfolio Turnover Rate (1 year trailing)	69%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
			Tetraphase
Globant SA	0.84%	0.76%	Pharmaceuticals Inc.	0.62%	-0.53%
Inphi Corp.	1.99	0.76	Shutterstock Inc.	0.82	-0.73
MarketAxess Holdings Inc.	1.36	0.75	OvaScience Inc.	0.89	-0.98
Intra-Cellular Therapies Inc.	0.39	0.70	Saia Inc.	1.13	-0.99
Vail Resorts Inc.	1.92	0.69	Vince Holding Corp.	0.58	-1.10

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing in large, well-established, dividend-paying companies both in the United States and in developed foreign markets.

    Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Paul A. Kuppinger, CFA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager
Mark M. Adelmann, CFA, CPA Portfolio Manager	Alex A. Ruehle, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMVX)	-0.56%	8.95%	9.05%	4.39%	8.35%	6/1/1988
Institutional Class
(WIMVX)	-0.42	9.16	9.25	4.54	8.41	9/28/2007
Russell Developed
Large-Cap Index	-0.87	9.91	7.78	5.20	—
Westcore Blue
Chip Dividend Fund
Custom Index	-0.87	10.41	9.78	5.96	9.64
S&P 500® Index	1.38	15.13	12.57	7.31	10.14
Lipper Large-Cap
Core Index	-0.67	13.39	10.97	6.35	9.04

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.14%, Net: 0.99%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.01%, Net: 0.82%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investments in foreign companies are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

    Manager Commentary

MARKET OVERVIEW

With many stock indexes finishing the year in negative territory, 2015 was a challenging year for investors. Stocks rallied in the fourth quarter as investors possibly anticipated a “Santa Claus” rally. Also in the fourth quarter, the Federal Reserve raised short-term borrowing rates for the first time since 2006.

FUND COMMENTARY

The Westcore Blue Chip Dividend Fund returned -0.56% for the year, slightly outperforming the -0.87% return of its benchmark, the Russell Developed Large-Cap Index.

The Fund’s most significant contributors relative to its benchmark for the year were the information technology, energy and consumer discretionary sectors. Microsoft Corp. was the Fund’s best information technology sector performer in 2015. Its new PC product, Windows 10, saw stronger adoption than past releases, cloud products showed strong growth and its office productivity segment grew nicely. Microsoft also raised its dividend and continued to buy-back shares. Restaurant operator and franchiser McDonald’s Corp. outperformed in the year as new management executed on its U.S. turnaround plan. Same store sales recovered to a positive level, driven by all-day breakfast. Additionally, the company announced a plan to return significantly more cash to shareholders than was previously estimated. Sage Group PLC, a business management software company, had a strong year providing solid sales growth and profit margin expansion. The company also raised the dividend by over 8%, and we believe it is set for a good 2016 and beyond.

The Fund’s weakest sectors relative to its benchmark were utilities, health care and consumer staples. Canadian Utilities Ltd. was pressured during the year due to its exposure to Alberta’s economy, which is struggling with lower oil prices. Additionally, its growth potential lies in resource-based economies like Australia and Mexico, which have been impacted by worries of a slowdown in Chinese demand. Despite these headwinds, the company, in our opinion, executed well, and recently raised its dividend. Computershare Ltd. is a stock transfer company that provides corporate trust, stock transfer and employee share plan services in countries around the world. The main source of its weakness in 2015 centered on earnings estimates provided in June, which faced a headwind due to the strong U.S. dollar. Additionally, the company has indicated that it will be incurring some costs in 2016 in an effort to drive long-term efficiency and product development—investments that we believe will bear fruit over time.

     Manager Commentary (continued)

Wal-Mart Stores Inc. was the Fund’s weakest performer for the year. The company has been in a period of wage increases and IT investing, which pressured profitability. In our opinion, these investments are necessary for Wal-Mart to improve its relevance in a rapidly changing retailing world and that they will result in improved competitiveness and ultimately better sales and cash flows.

OUTLOOK AND POSITIONING

March 31 of 2016 will mark the seven year anniversary of the market rally, and many signs point toward a continued positive, albeit subdued, economy and market in 2016. Lower oil prices not only benefit the consumer through lower fuel costs, but also many manufacturing companies that rely on petrochemicals as raw materials. Consumers have generally reduced debt over the past seven years, and appear to be in a positive position as wages slowly improve and the job market continues to tighten. The housing market remains solid, and price appreciation continues to improve homeowners’ net worth and confidence. It is hard to say whether these positive trends will outweigh the uncertainties tied to oil and gas prices, the strong U.S. dollar and the slowing Chinese economy or whether these issues are now “old news.” In fact, 2016 may see some acceleration in inflation as the downward pressure caused by lower commodity prices and a higher U.S. dollar subsides. While sensitive to these macro factors, we continue to focus on stocks that, in our view, have attractive valuations and one or more specific catalysts that will drive prices higher, largely independent of the macro factors that may unfold.

    Top Ten Holdings (as of 12/31/15)

AbbVie Inc.	3.5%
QUALCOMM Inc.	3.5
Canadian Utilities Ltd.	3.5
Baxter International Inc.	3.4
Kimberly-Clark Corp.	3.4
Computershare Ltd.	3.4
Koninklijke DSM NV	3.4
Allianz SE	3.4
ACE Ltd.	3.4
Roche Holding AG	3.4
Total (% of Net Assets)	34.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Blue Chip	Russell Developed
	Dividend Fund	Large-Cap Index
Weighted Average Market Capitalization ($ Bil)	$71.8	$88.2
Price/Cash Flow (1 year trailing)	12.0x	14.0x
Price/Book Value	3.0x	3.1x
Price/Earnings (1 year trailing)	18.8x	18.4x
Beta	0.9	1.0
Number of Holdings	30	2,442
Portfolio Turnover Rate (1 year trailing)	65%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
McDonald's Corp.	3.51%	1.02%	QUALCOMM Inc.	2.33%	-0.54%
Raytheon Co.	3.49	0.72	Royal DSM NV	3.26	-0.58
Microsoft Corp.	3.26	0.71	Canadian Utilities Ltd.	1.98	-0.75
Apple Inc.	0.68	0.69	Computershare Ltd.	2.35	-0.78
Sage Group PLC	2.86	0.67	Wal-Mart Stores Inc.	3.21	-0.95

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing in medium-sized, dividend-paying companies whose stocks appear to be undervalued.

    Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMCX)	-1.50%	13.17%	10.25%	5.43%	8.96%	10/1/1998
Russell Midcap ®
Value Index	-4.78	13.40	11.25	7.61	9.79
Lipper Mid-Cap
Value Index	-5.01	12.18	9.79	6.95	9.20

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.19%, Net: 1.19%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.25% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees. Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Investing in mid-cap funds generally will be more volatile and loss of principal could be greater than investing in large-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

    Manager Commentary

MARKET OVERVIEW

With many stock indexes finishing the year in negative territory, 2015 was a challenging year for investors. Stocks rallied in the fourth quarter as investors possibly anticipated a “Santa Claus” rally. Also in the fourth quarter, the Federal Reserve raised short-term borrowing rates for the first time since 2006.

FUND COMMENTARY

The Westcore Mid-Cap Value Dividend Fund returned -1.50% for the year, outperforming the -4.78% return of its benchmark, the Russell Midcap Value® Index.

The Fund’s largest contributors relative to its benchmark in 2015 were the energy, capital goods and utilities sectors. The Fund’s outperformance in energy was driven largely by its underexposure to the sector throughout the year as valuations in exploration and production declined amid a continued supply and demand imbalance. Meat and poultry producer Tyson Foods Inc. provided a strong return for the year as a result of solid performance from the chicken segment of its business and improvements across its prepared foods division. We believe Tyson has the potential for a higher level of sustained profitability driven, in part, by its chicken segment, additional savings from its acquisition of The Hillshire Brands Co., and an improving supply of beef. Pharmaceutical distributor AmerisourceBergen Corp. was another top contributor. Branded and generic pharmaceutical price inflation, greater prescription volumes, the benefits of specialty drug purchases and company-specific strategic developments all led to a better-than-expected profit outlook for the company.

The Fund’s weakest sectors relative to its benchmark were the technology, REITs and consumer. Western Digital Corp., a provider of internal and external hard drives, was the Fund’s weakest performer for the year. The stock was mainly impacted by its acquisition of SanDisk Corp., a provider of next generation flash storage technology, which recently experienced weak results. In our opinion, the concern is unfounded as Western Digital already operates in this growing business, with approximately 8% of its recent revenues coming from flash storage. We view the acquisition as taking advantage of a competitor at a weak time. The Fund’s underperformance in the REITs sector was due to a combination of its underweighted exposure, and the underperformance of holdings within the multi-housing industry. Fund holding Scripps Networks Interactive Inc. develops media platforms including television, digital, mobile and publishing.

     Manager Commentary (continued)

Despite ad revenue and fee growth that outpaced the industry, Scripps was not immune to the significant price correction of media stocks in 2015. The market repriced media stocks largely due to a slight acceleration of “cord-cutting” and the tepid advertising environment. We agree that consumer behavior is changing, however, we expect Scripps to participate in the evolution while maintaining its attractive core business.

OUTLOOK AND POSITIONING

March 31 of 2016 will mark the seven year anniversary of the market rally, and many signs point toward a continued positive, albeit subdued, economy and market in 2016. Lower oil prices not only benefit the consumer through lower fuel costs, but also many manufacturing companies that rely on petrochemicals as raw materials. Consumers have generally reduced debt over the past seven years, and appear to be in a positive position as wages slowly improve and the job market continues to tighten. The housing market remains solid, and price appreciation continues to improve homeowners’ net worth and confidence. It is hard to say whether these positive trends will outweigh the uncertainties tied to oil and gas prices, the strong U.S. dollar and the slowing Chinese economy or whether these issues are now “old news.” In fact, 2016 may see some acceleration in inflation as the downward pressure caused by lower commodity prices and a higher U.S. dollar subsides. While sensitive to these macro factors, we continue to focus on stocks that, in our view, have attractive valuations and one or more specific catalysts that will drive prices higher, largely independent of the macro factors that may unfold.

    Top Ten Holdings (as of 12/31/15)

AmerisourceBergen Corp.	3.3%
Edison International	2.8
Tyson Foods Inc.	2.7
Ingredion Inc.	2.6
Unum Group	2.6
Fifth Third Bancorp	2.6
Goodyear Tire & Rubber Co.	2.6
Validus Holdings Ltd.	2.5
WestRock Co.	2.4
PG&E Corp.	2.1
Total (% of Net Assets)	26.2%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Mid-Cap	Russell Midcap ®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Bil)	$10.2	$11.1
Price/Cash Flow (1 year trailing)	11.0x	12.1x
Price/Book Value	2.3x	2.1x
Price/Earnings (1 year trailing)	15.2x	18.3x
Beta	0.9	1.0
Number of Holdings	62	559
Portfolio Turnover Rate (1 year trailing)	62%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Omnicare Inc.	1.18%	0.70%	International Paper Co.	1.77%	-0.48%
			Scripps Networks
Tyson Foods Inc.	2.09	0.66	Interactive Inc.	1.46	-0.51
Avago Technologies Ltd.	0.82	0.61	WestRock Co.	2.55	-0.68
AmerisourceBergen Corp.	3.10	0.41	Range Resources Corp.	0.61	-0.74
Avery Dennison Corp.	1.57	0.39	Western Digital Corp.	1.47	-0.86

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392. CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing primarily in small-cap, dividend paying stocks that appear to be undervalued.

    Fund Management

Derek R. Anguilm, CFA Portfolio Manager	Mark M. Adelmann, CFA, CPA Portfolio Manager
Troy Dayton, CFA Portfolio Manager	Lisa Z. Ramirez, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTSVX)	-8.13%	10.11%	7.86%	6.02%	5.93%	12/13/2004
Institutional Class
(WISVX)	-7.98	10.32	8.00	6.13	6.02	9/28/2007
Russell 2000®
Value Index	-7.47	9.06	7.67	5.57	5.66
Lipper Small-Cap
Value Index	-7.16	8.97	7.32	5.98	6.26

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.40%, Net: 1.30%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.21%, Net: 1.11%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Dividends are not guaranteed. A company’s future abilities to pay dividends may be limited and a company may cease paying dividends at any time.

Lisa Z. Ramirez is a registered representative of ALPS Distributors, Inc.

    Manager Commentary

MARKET OVERVIEW

With many stock indexes finishing the year in negative territory, 2015 was a challenging year for investors. In the fourth quarter, stocks rallied and investors generally favored smaller, less-liquid stocks, possibly anticipating a “Santa Claus” rally. In reaction to the Federal Reserve’s decision to raise short-term borrowing rates for the first time since 2006, investors also pushed up prices of stocks within the interest rate sensitive and REITs sectors.

FUND COMMENTARY

For 2015, the Westcore Small-Cap Value Dividend Fund returned -8.13%, underperforming it benchmark, the Russell 2000 Value® Index, which returned -7.47%.

The sectors that contributed most to the Fund’s results relative to its benchmark were energy, utilities and technology. The Fund’s outperformance in energy was driven largely by its underexposure to the sector throughout the year as valuations in exploration and production stocks declined amid a continued supply and demand imbalance, along with OPEC’s decision to maintain its aggressive price targets. NICE Systems Ltd. was the Fund’s top-performing stock for 2015. This software provider grew sales within its bank-focused financial crimes and compliance segment. Additionally, it integrated analytic features that assist major financial institutions with fraud protection and in complying with anti-money-laundering regulations. Casey’s General Stores Inc., which operates convenience stores in the Midwest, was among the Fund’s top contributors. Several initiatives, including converting stores to 24-hour operation, pizza delivery, online ordering, major remodels and expansion through selective acquisitions created meaningful economic benefits for the company. In addition, lower gas prices have led to favorable shifts in consumer behavior, as well as increased fuel profits.

The Fund’s weakest contributions relative to its benchmark came from the interest rate sensitive, consumer and medical/healthcare sectors. The Fund’s underperformance in the medical/healthcare sector was primarily due to its underweighted position in the healthcare services industry. FXCM Inc., a foreign exchange trading venue, was the Fund’s most disappointing holding in 2015.The Swiss franc rose significantly and nearly instantaneously following the Swiss National Bank’s January 15, 2015 announcement that it would no longer maintain a fixed exchange rate with the euro. This panic led many FXCM clients to incur losses that caused FXCM to fall below required capital levels. FXCM was forced to meet this requirement through a costly loan.

     Manager Commentary (continued)

We exited the position believing the company’s prospects were impaired. Although the Fund outperformed its benchmark in the energy sector SM Energy Co. was one of the Fund’s largest detractors in 2015. Like many exploration and production companies, SM Energy suffered as oil and gas prices declined. We believe SM has some of the most attractive assets in the industry, as well as a strong balance sheet and a prudent management team. All of which affords us patience as the supply and demand situation reaches equilibrium.

OUTLOOK AND POSITIONING

March 31 of 2016 will mark the seven year anniversary of the market rally, and many signs point toward a continued positive, albeit subdued, economy and market in 2016. Lower oil prices not only benefit the consumer through lower fuel costs, but also many manufacturing companies that rely on petrochemicals as raw materials. Consumers have generally reduced debt over the past seven years, and appear to be in a positive position as wages slowly improve and the job market continues to tighten. The housing market remains solid, and price appreciation continues to improve homeowners’ net worth and confidence. It is hard to say whether these positive trends will outweigh the uncertainties tied to oil and gas prices, the strong U.S. dollar and the slowing Chinese economy or whether these issues are now “old news.” In fact, 2016 may see some acceleration in inflation as the downward pressure caused by lower commodity prices and a higher U.S. dollar subsides. While sensitive to these macro factors, we continue to focus on stocks that, in our view, have attractive valuations and one or more specific catalysts that will drive prices higher, largely independent of the macro factors that may unfold.

    Top Ten Holdings (as of 12/31/15)

Dean Foods Co.	4.0%
Abercrombie & Fitch Co.	2.7
Cubic Corp.	2.3
Valley National Bancorp	2.3
First Horizon National Corp.	2.1
Big Lots Inc.	2.0
InterDigital Inc.	2.0
KapStone Paper and Packaging Corp.	2.0
Compass Minerals International Inc.	2.0
Greenhill & Co. Inc.	1.9
Total (% of Net Assets)	23.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Small-Cap	Russell 2000®
	Value Dividend Fund	Value Index
Weighted Average Market Capitalization ($ Mil)	$2,112.0	$1,650.0
Price/Cash Flow (1 year trailing)	11.2x	12.0x
Price/Book Value	2.0x	1.6x
Price/Earnings (1 year trailing)	11.8x	16.4x
Beta	0.9	1.0
Number of Holdings	69	1,350
Portfolio Turnover Rate (1 year trailing)	74%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
NICE Systems Ltd.	1.92%	0.46%	SM Energy Co.	0.59%	-0.67%
Casey's General Stores Inc.	1.44	0.46	Greenhill & Co. Inc.	2.10	-0.77
j2 Global Inc.	1.51	0.46	Bristow Group Inc.	1.08	-0.83
Cash America			KapStone Paper and
International Inc.	1.23	0.44	Packaging Corp.	1.40	-0.87
Abercrombie & Fitch Co.	1.81	0.40	FXCM Inc.	0.10	-1.83

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing primarily in micro-cap companies whose stocks appear to be undervalued.

    Fund Management

Paul A. Kuppinger, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTMIX)	-4.92%	12.52%	9.70%	—	8.53%	6/23/2008
Russell Microcap® Index	-5.16	12.70	9.23	—	7.54
Lipper Small-Cap Core Index	-4.23	10.71	8.64	—	7.41

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.69%, Net: 1.39%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.30% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Investing in micro-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

    Manager Commentary

FUND RESULTS

It was a tale of two halves for the Westcore Micro-Cap Opportunity Fund in 2015. The Fund underperformed its benchmark by nearly 4.5 percentage points in the first six months of the year as more speculative stocks ruled the day. This trend reversed in the latter half of the year and the Fund outperformed the benchmark. The year ended with the Fund slightly ahead of the benchmark. The Fund returned -4.92% for 2015 versus the -5.16% return of its benchmark, the Russell Microcap® Index.

For the year, the Fund produced positive absolute performance in five sectors, while the benchmark was positive in four. The Fund outperformed the benchmark in eight sectors, while it underperformed in two.

FACTOR RESULTS

From a factor standpoint, much of the Fund’s performance was driven by quality factors especially in the latter half of the year. Companies with high returns on equity, low debt-to-equity ratios and which ranked high on the Piotroski Score (a scale used to determine the best value stocks) outperformed their peers during the year. The same was true of price momentum and forecasted long-term growth rates. While these factors were predictive over the entire year, most of the outperformance was over the first six months of the year. Beta, a measure of volatility, was a drag on the Fund for the first part of the year as high-beta stocks outperformed low-beta stocks, but over the second half of the year low-beta stocks significantly outperformed. Larger micro-cap stocks outperformed smaller micro-cap stocks for the year and higher-priced stocks, those with a price above $5 per share, outperformed lower-priced stocks. Dividend payers outperformed non-dividend payers.

SECTOR AND STOCK RESULTS

The consumer discretionary, consumer staples and health care sectors were the Fund’s strongest contributors relative to its benchmark. Anacor Pharmaceuticals Inc., a health care sector company, was the Fund’s best-performing stock for the year. The company had success with its eczema drug, Crisaborole, and submitted it for FDA approval. Two other health care sector holdings, Cambrex Corp. and Repligen Corp., were among the Fund’s top contributors for the year. Cambrex provides active pharmaceutical ingredients and pharmaceutical intermediaries that are used to produce prescription and over-the-counter drug products. Repligen develops, manufactures and markets consumable bioprocessing products for use in the production of biologic drugs.

     Manager Commentary (continued)

As biotech and pharmaceutical companies increased their product pipelines, Cambrex and Repligen saw increased demand for their products.

The information technology, telecommunication services and utilities sectors were among the Fund’s largest detractors relative to its benchmark for the year. Although the consumer discretionary sector was the Fund’s strongest sector relative to its benchmark, two holdings within the sector, McClatchy Co. and Dex Media Inc. were among the Fund’s most significant detractors. Media stocks struggled in the year as investors grappled the changing media landscape. Energy sector holding Westmoreland Coal Co. was another drag on the Fund’s return in 2015. After reporting weaker-than-expected third quarter financial results and lowered its coal production estimates.

    Top Ten Holdings (as of 12/31/15)

Emergent Biosolutions Inc.	1.3%
ZAGG Inc.	1.3
SciClone Pharmaceuticals Inc.	1.2
ESSA Bancorp Inc.	1.2
Waterstone Financial Inc.	1.1
Cape Bancorp Inc.	1.1
Atrion Corp.	1.1
First Defiance Financial Corp.	1.1
Enterprise Financial Services Corp.	1.1
Arbor Realty Trust Inc.	1.0
Total (% of Net Assets)	11.5%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Micro-Cap	Russell
	Opportunity Fund	Microcap ®Index
Weighted Average Market Capitalization ($ Mil)	$509.0	$492.0
Price/Cash Flow (1 year trailing)	12.1x	14.3x
Price/Book Value	2.2x	2.5x
Price/Earnings (1 year trailing)	14.9x	17.0x
Beta	0.9	1.0
Number of Holdings	159	1,667
Portfolio Turnover Rate (1 year trailing)	105%	—

Please see pages 30 and 31 for definition of terms.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Stock Performance (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return	5 Lowest	Average Weight	Contribution to Return
Anacor Pharmaceuticals Inc. 0.44%		0.79%	Cancer Genetics Inc.	0.14%	-0.36%
Cambrex Corp.	0.41	0.60	Dex Media Inc.	0.05	-0.40
Repligen Corp.	0.45	0.60	Handy & Harman Ltd.	0.64	-0.46
ZAGG Inc.	0.87	0.55	Westmoreland Coal Co.	0.34	-0.47
Merge Healthcare Inc.	0.64	0.52	McClatchy Co.	0.20	-0.47

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

Investing in equity securities of international small-cap companies that are poised for growth.

    Fund Management

John C. Fenley, CFA Portfolio Manager
Jeremy A. Duhon, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Retail Class (WTIFX)	1.05%	0.12%	3.38%	5.07%	4.68%	12/15/1999
MSCI EAFE
Small-Cap Index	9.59	10.44	6.32	4.55	7.35
MSCI ACWI ex USA
Small Cap Index*	2.60	5.64	2.63	4.97	6.55
Lipper International
Small-Cap Index	5.72	8.53	5.71	5.71	7.00

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 1.58%, Net: 1.50%

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.50% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

* MSCI Inc. launched the MSCI ACWI ex USA Small-Cap Index on June 1, 2007. Data prior to the launch date is back-tested data provided and derived by MSCI (i.e. calculations of how the index might have performed over that time period had the index existed). There may be material differences between back-tested performance and actual results. Past performance, whether actual or back-tested, is no indication or guarantee of future performance. MSCI Inc. is the source and owner of the MSCI ACWI ex USA Small-Cap Index data.

Investing in small-cap funds generally will be more volatile and loss of principal could be greater than investing in larger-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

    Manager Commentary

MARKET OVERVIEW

Uncertainty was the predominant theme in the headlines and influencing markets in 2015. Uneven economic news fueled growth concerns across global economies. The future makeup of the Eurozone came into question as Greece’s continued participation was at risk. Growth powerhouse China continued to show deceleration in key measures, and investors continued to try and gauge the potential impact country by country, and more broadly. Especially susceptible in this environment were countries with trading exposure to China and those with significant commodity dependence or exposure. Consequently, among the most challenged small-cap markets in 2015, were those of Canada, Brazil and Hong Kong. On the back of tremendous quantitative easing, Japanese and Western European markets were among the strongest for small-cap stocks, delivering double-digit gains for the year.

FUND COMMENTARY

The Westcore International Small-Cap Fund’s 1.05% return for the year lagged the 9.59% return of its benchmark, the MSCI EAFE Small-Cap Index. Similar to the Fund, the broader comparative MSCI ACWI ex USA Small-Cap Index’s 2.60% return was in the low single digits, as both were impacted by their emerging market and Canada components. The Fund’s investments in Japan and the United Kingdom were sources of positive performance. Stock selection in Japan was a notable contributor as several Japanese stocks added to the Fund this year were strong performers. The Fund’s overweighted positions in Hong Kong, Canada and Brazil were primary performance detractors. Stock selection in Hong Kong and Israel also detracted as holdings in these markets underperformed the respective components of the benchmark.

Fund holdings Webjet Ltd. and SMS Co. Ltd. were standout performers for the year. Though Webjet’s stock experienced a few dips in 2015, its performance over the full year demonstrated the market’s positive reaction to this Australia-based online travel agency’s ability to deliver on earnings growth and its continued effort to globally diversify its revenue stream. SMS Co. operates websites involved with recruitment services, job advertisements and information services in nursing care, medical care and health-care. The company’s business model benefits in part from a shortage of nurses in Japan, a shortfall which is expected to grow as the country’s population ages.

Among the Fund’s holdings that weathered the year with more difficulty were Slater & Gordon Ltd. and Home Capital Group Inc. Slater & Gordon is an Australia-based law firm with global expansion ambitions. The stock was negatively impacted in the second quarter by skepticism regarding an acquisition. Then in the fourth quarter, a proposed regulation with potential impact to the company’s U.K. business drove the stock down. We reduced the Fund’s exposure to the company given the uncertainty surrounding the proposed regulation. Over the course of the year, Home Capital Group, a niche mortgage company, experienced some operational missteps. Additionally, we grew concerned that decreasing commodity and energy prices would continue to weigh heavily on the Canadian economy and this industry.

     Manager Commentary (continued)

We concluded that this fundamental deterioration had too greatly altered the relative upside opportunity in the company and we exited the stock.

OUTLOOK AND POSITIONING

We committed a significant share of our time this year to research trips in Europe, Asia, South America, Australia and Israel to check in with managements of current holdings and to more thoroughly vet potential investment candidates. We consequently added several new stocks to the Fund, among them companies based in Japan, Australia and the United Kingdom. In turn, we trimmed or exited positions we believe offered less relative growth upside.

As we exit 2015, we are confident in the Fund’s positioning which, in our opinion, is characterized by globally diversified revenue streams, a prudent level of economic sensitivity, reasonable valuations and growth potential.

    Stock Performance
    (for the year ended 12/31/15)

5 Highest	Average Weight	Contribution to Return
Webjet Ltd.	3.49%	2.18%
Rightmove PLC	3.20	1.63
SMS Co. Ltd.	1.79	1.51
OzForex Group Ltd.	2.72	1.31
Tsuruha Holdings Inc.	2.97	1.18

5 Lowest
Decmil Group Ltd.	2.87%	-0.83%
Totvs S.A.	1.46	-0.93
Home Capital Group Inc.	1.07	-1.06
Slater & Gordon Ltd.	2.53	-3.43
REXLot Holdings Ltd.	2.68	-5.37

Past performance does not guarantee future results. These stocks do not represent all of the securities purchased, sold or recommended by the Funds’ Adviser. To request a complete list of the contribution of each Fund holding to overall Fund performance during the period, please call 800.392.CORE (2673) or email invest@westcore.com.

Please see page 30 for a description of the methodology used to construct this chart.

    Top Ten Holdings (as of 12/31/15)

China Medical System Holdings Ltd. [China]	4.2%
Arcland Service Co. Ltd. [Japan]	4.0
G8 Education Ltd. [Australia]	4.0
Credit Corp Group Ltd. [Australia]	3.7
Corporate Travel Management Ltd. [Australia]	3.7
Nihon M&A Center Inc. [Japan]	3.6
OzForex Group Ltd. [Australia]	3.6
SMS Co. Ltd. [Japan]	3.5
Diploma PLC [United Kingdom]	3.5
Webjet Ltd. [Australia]	3.5
Total (% of Net Assets)	37.3%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore International		MSCI EAFE
	Small-Cap Fund		Small-Cap Index
Weighted Average Market Capitalization ($ Mil)	$1,798.0		$2,319.0
Number of Countries Represented	11		21
Price/Earnings (1 year trailing)	27.6	x	16.1	x
Price/Book Value	4.0	x	2.5	x
Number of Holdings	36		2,194
Portfolio Turnover Rate	44%		—

Please see pages 30 and 31 for definition of terms.

    Regional Allocation (as of 12/31/15)

Percentages are based on Total Equities.

    Sector Allocation (as of 12/31/15)

Sector classifications presented herein are based on the sector categorization methodology of the Adviser to the Funds which may result in the sector designations for one Fund being different than another Fund’s sector designations. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

    Market Capitalization (as of 12/31/15)

* Total Investments for this chart excludes short-term investments, including money market mutual funds.

Market capitalization ranges were determined by the Adviser to the Fund and are for presentation purposes only. These market capitalization ranges do not necessarily correlate to the benchmark’s market capitalization ranges.

    Fund Strategy

A fixed-income fund investing in a wide variety of income-producing securities, primarily bonds and to a lesser extent convertible bonds, and equity securities.

    Fund Management

Troy A. Johnson, CFA Portfolio Manager
Mark R. McKissick, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTLTX)	-1.64%	2.52%	5.18%	4.61%	7.27%	5.30%	6/1/1988
Institutional Class (WILTX)	-1.51	2.67	5.33	4.72	7.31	5.41	9/28/2007
Barclays U.S. Corporate
High Yield Ba Index	-1.00	3.10	6.05	7.57	8.56	—
Lipper High Current
Yield Index	-4.86	1.54	4.45	5.51	6.65	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.88%, Net: 0.85%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 1.04%, Net: 0.67%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 4.94% for the retail class and 4.98% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. The performance data quoted does not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 90 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.85% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2016. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Flexible Income Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

    Manager Commentary

MARKET OVERVIEW

The U.S. economy appeared to gain a little momentum following an abnormally weak first quarter, causing investors to ponder the necessity, timing and scale of the next Federal Reserve rate hike cycle. However, trepidation surrounding global growth again returned to the forefront of investors’ minds as data became more suggestive of a slowing global economy throughout the second half of the year, specifically in regard to China. The repercussions served as an acknowledged factor in the Federal Reserve’s decision to delay tightening until it eventually moved the Fed Funds rate during the last month of the year. The high-yield market in general underperformed other fixed income asset classes as its relative yield advantage was not adequate to offset the move away from risk assets that corresponded with market concerns. The effect of alterations surrounding expectations of global economic growth was most evident across various commodities, as a slowing China dramatically altered perceptions of future demand. Crude prices were already pressured by supply related concerns associated with the removal of Iranian sanctions, the lack of coordinated efforts at OPEC and the shale oil revolution. Energy related issuance generally makes up a substantial portion of the high-yield market and drove an upward, albeit measured, shift in the expected high-yield default rate. As the year came to an end, capital flows from the asset class caused the weakness to move beyond energy and commodity bonds, impacting overall high-yield valuations across industries.

FUND COMMENTARY

The Westcore Flexible Income Fund’s return of -1.64% for the year fell short of the -1.00% recorded by its benchmark, the Barclays U.S. Corporate High Yield Ba Index. Higher-quality high-yield bonds, as represented by the Fund’s benchmark, significantly outperformed the more broadly encompassing Barclays U.S. Corporate High Yield Index which is inclusive of B and CCC rated issues. The Fund’s investment process steers it to a heavier concentration in what we believe are higher-quality issues within the high-yield market. We anticipate that this, along with limited exposure to investment-grade issues, which provide less sensitivity to the credit cycle, should aid its performance relative to its benchmark. The Fund’s performance was adversely affected by weakness among certain energy-related holdings.

OUTLOOK AND POSITIONING

We remain optimistic in regard to higher-quality issuers within the high-yield market given the additional yield offered as we exit 2015.

     Manager Commentary (continued)

An area of concern we are monitoring is rising leverage across high yield, which has been exacerbated by a sharp drop in commodity prices throughout the last several quarters. We expect this concern, along with tepid economic growth, to contribute to an increased default rate over the next year.

We believe the Fund is positioned to offer competitive yield with more limited downside price volatility versus traditional high-yield investments. Our process entails intensive credit analysis by which we evaluate yield versus risk through business cycles, and it follows that a larger weighting of higher-rated, high-yield issues is a logical result. Most importantly, we believe this strategy is suitable over the long term for shareholders who want comparative yield from a high-yield fund, but who are also more sensitive to volatility and more focused on capital preservation.

    Top Ten Corporate Credit Exposure
    (as of 12/31/15)

Goodyear Tire & Rubber Co.	3.4%
Royal Caribbean Cruises Ltd.	3.1
Frontier Communications	3.1
Sabine Pass LNG LP	3.0
MPLX LP	2.9
Potlatch Corp.	2.8
Crown Americas LLC	2.8
Tuckahoe Credit Lease Trust	2.7
Range Resources Corp.	2.6
Tesoro Corp.	2.6
Total (% of Net Assets)	29.0%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Flexible	Barclays U.S. Corporate
	Income Fund	High Yield Ba Index
Effective Duration	4.2 years	4.7 years
Effective Maturity	5.8 years	6.7 years
Number of Holdings	61	856
Portfolio Turnover Rate (1 year trailing)	37%	—

Please see pages 30 and 31 for definition of terms.

    Asset Allocation (as of 12/31/15)

Percentages are based on Total Net Assets.

    Ratings Allocation (as of 12/31/15)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

    Maturity Distribution (as of 12/31/15)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

    Fund Strategy

A fixed-income fund focusing on investment quality bonds of varying maturities.

    Fund Management

Mark R. McKissick, CFA Portfolio Manager
Troy A. Johnson, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

The Lipper Intermediate Investment Grade Index is no longer calculated as of September 30, 2013. The Lipper Core Plus Bond Index is the Westcore Plus Bond Fund’s replacement peer group index.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTIBX)	0.01%	1.51%	3.52%	4.42%	6.18%	2.83%	6/1/1988
Institutional Class (WIIBX)	0.23	1.69	3.69	4.54	6.22	2.97	9/28/2007
Barclays U.S. Aggregate
Bond Index	0.55	1.44	3.25	4.51	6.61	—
Lipper Core Plus
Bond Index*	-0.46	1.42	3.73	4.99	—	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.70%, Net: 0.55%
Institutional Class Annual Expense Ratio (per the current prospectus) — Gross: 0.55%, Net: 0.42%

30-Day SEC Yield figures reflect all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures would have been 2.63% for the retail class and 2.78% for the institutional class.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% for the Fund’s Retail Class for such period. In addition, the Adviser has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements as well as reimburse the Institutional class-specific Other Expenses until at least April 30, 2016.This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

* A since inception calculation is not provided as the December 31, 1997 inception of the Lipper Core Plus Bond Index followed the June 1, 1988 inception of the Westcore Plus Bond Fund.

Westcore Plus Bond Fund may invest in high-yield/high-risk bonds which are subject to greater levels of liquidity risk. Additionally, investing in bonds entails interest rate risk and credit risk.

Mark R. McKissick is a registered representative of ALPS Distributors, Inc.

    Manager Commentary

MARKET OVERVIEW

The 30-year Treasury bond reached a record low yield early in the year, which was followed by building anticipation about when the Federal Reserve would raise interest rates. The markets responded quite mutedly to the December rate increase, which was the first in seven years. By then the timing of the move was well anticipated. Interest rates rose only slightly as inflation and long-term inflation expectations remained stable. Inflows of capital into the safe-haven U.S. markets pushed the U.S. dollar to its highest level since 2003. Corporate bonds underperformed government bonds during the year as investors became more cautious about increased leverage and flattening corporate profitability, amidst global economic and geopolitical turbulence. High-yield corporate bonds were hit especially hard under the stress of low oil and commodity prices.

FUND COMMENTARY

The Westcore Plus Bond Fund returned 0.01% for the year, trailing the 0.55% return of its benchmark, the Barclays U.S. Aggregate Bond Index. Rising interest rates during the year, along with widening credit spreads, offset the income yield generated in the portfolio. Non-Treasury securities contributed additional income, though corporate bond yield spread widening was the Fund’s greatest detractor, particularly from the BBB and high-yield rated securities held. Declining energy and commodity prices caused energy company bonds held in the Fund to lag higher quality bonds. The Fund’s underweighted position, compared to its benchmark, in foreign sovereign bonds was a net positive contribution to relative returns, as were the Fund’s select mortgage-backed securities.

OUTLOOK AND POSITIONING

In the United States, real economic growth has been steady, inflation has been less than 2% annually and unemployment has fallen to 5.0% since the Great Recession ended in 2009. In spite of this seemingly positive backdrop, the global economy appears quite fragile and susceptible to recessionary shocks. The collapse in energy prices may continue to dampen industrial spending and simultaneously keep a lid on inflation. China may add to deflationary pressures as an engine of the last decade converges with the tepid growth elsewhere. Also, an accumulation of debt within the U.S. economy over the last few decades, combined with an aging population, appear to be dampening growth potential.

     Manager Commentary (continued)

The Federal Reserve seems intent on additional rate increases in 2016 based upon its expectations of stronger growth, lower unemployment and modestly higher inflation; however, its projected future rate increases indicate a flatter trajectory than previously published. We remain unconvinced that the U.S. economy will experience the underlying strength the Fed will need to be comfortable beyond more than a few small rate increases.

U.S. fixed income securities look attractive versus those available elsewhere in today’s global marketplace, particularly compared to negative rates prevalent in some foreign bond markets. We believe the Fund is positioned to perform well in this slow-growth, low inflation environment in which income is favored over capital appreciation. As of year-end, the Fund’s interest rate risk was very similar to the benchmark. A fall in interest rates is plausible if the global economy tips closer to recession. The Fund has an overweighted position in carefully selected corporate, taxable municipal, mortgage-backed and asset-backed bonds in pursuit of beneficial income. We focus on quality and liquidity in an effort to mitigate the impact that negative credit events and market dislocations could have on the Fund’s holdings. While we are concerned about the volatility in rates, we are not convinced the market is quickly headed to significantly higher interest rates.

    Top Ten Corporate Credit Exposure
    (as of 12/31/15)

General Electric	2.0%
Crown Castle Towers LLC	1.5
Range Resources Corp.	1.2
Potlatch Corp.	1.2
Washington State	1.2
Washington REIT	1.2
Oncor Electric Delivery Co. LLC	1.1
Pepsico Inc.	1.1
Wachovia Corp.	1.0
Sabine Pass LNG LP	1.0
Total (% of Net Assets)	12.5%

Percentages represent the Fund’s aggregate holdings in the same corporate issuer and its affiliates. Top Ten Corporate Credit Exposure are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular security or issuer.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Plus	Barclays U.S.
	Bond Fund	Aggregate Bond Index
Effective Duration	5.6 years	5.7 years
Effective Maturity	8.0 years	7.9 years
Number of Holdings	203	9,720
Portfolio Turnover Rate (1 year trailing)	51%	—

Please see pages 30 and 31 for definition of terms.

    Asset Allocation (as of 12/31/15)

Percentages are based on Total Net Assets.

    Ratings Allocation (as of 12/31/15)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

    Maturity Distribution (as of 12/31/15)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

    Fund Strategy

A Colorado municipal bond fund focusing on federal and state tax-exempt income primarily through investments in investment-grade quality bonds of intermediate maturity.

    Fund Management

Kenneth A. Harris, CFA Portfolio Manager

CFA is a trademark owned by CFA Institute.

    Cumulative Returns

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Performance calculations are as of the end of December each year. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper Index data provided by Lipper, Inc.

Please see pages 28 and 29 for index definitions.

    Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Incep.	30-Day SEC Yield	Incep. Date
Retail Class (WTCOX)	3.02%	2.48%	4.35%	3.93%	4.76%	2.52%	6/1/1991
Barclays U.S. 10-Year
Municipal Bond Index	3.76	3.34	5.55	5.20	6.05	—
Lipper Intermediate
Municipal Debt Index	2.62	2.37	4.21	3.92	4.80	—

Retail Class Annual Expense Ratio (per the current prospectus) — Gross: 0.77%, Net: 0.65%

30-Day SEC Yield figure reflects all fee waivers and expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figure would have been 2.31%.

The performance data quoted represents past performance and does not guarantee future results. Performance information for the institutional class shares prior to their inception date is based on the performance of the retail class. Current performance may be lower or higher than the performance quoted. To obtain current performance as of the most recent month-end, please call 800.392.CORE (2673) or visit us online at www.westcore.com. Average annual total returns and yield figures reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Without the fee waivers and expense reimbursements, total return and yield figures would have been lower. Total return and yield figures represent past performance. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

Denver Investments (the “Adviser”) has contractually agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 0.65% for the Fund’s Retail Class for such period. This agreement may not be terminated or modified prior to this date except with the approval of the Board of Trustees.

Westcore Colorado Tax-Exempt Fund invests primarily in instruments issued by or on behalf of one state and generally will be more volatile and loss of principal could be greater due to state specific risk.

    Manager Commentary

STEADY AS SHE GOES

After much angst created by the multi-year wait for the Federal Reserve’s initial rate increase, the markets digested the December increase quite mutedly. The 10-Year U.S. Treasury rate ended 2015 almost exactly where it started the year. Municipal bonds had a good year in 2015, but one full of swings. The year began with the typical “January Effect,” in which municipal bonds rallied due to minimal supply, and those gains were then wiped out by higher rates and a wave of supply. Weak supply/demand dynamics persisted until mid-September when lower rates, strong inflows into municipal bond mutual funds and weakness in corporate bond issues all came together to make municipal bonds one of the top-performing fixed income classes for the year.

FUND RESULTS

The Westcore Colorado Tax-Exempt Fund returned 3.02% for the year. This compares to a return of 3.76% by its benchmark, the Barclays U.S. 10-Year Municipal Bond Index. The underperformance can be almost entirely attributed to the Fund’s materially shorter duration.

NATURAL RESOURCES AND MINING

In 2015, the daily average price per barrel of U.S. oil (based on the U.S. petroleum benchmark West Texas Intermediate or WTI) was $50, a 46% decrease from the 2014 average of $93. As we have indicated previously, this will have an effect on the Colorado economy. We expect for this to have the most pronounced impact on rural areas where natural resources make up an outsized portion of property taxes and employment. We also believe that there will be a delayed effect on larger metro areas if low oil prices persist. Colorado’s economy is strong and far more diverse than in past downturns, so while there may be some drag on gross state product, we believe it will likely not be enough to reverse the strong growth trend in the state.

PUERTO RICO

Some small Puerto Rico issuers defaulted in the fourth quarter and the remaining issuers will almost inevitably default in 2016. The Fund’s insured Puerto Rico positions have performed well and continue to hold up as expected. We would view any reactionary drop in price as an opportunity to add to the position, as our opinion of the investment has only improved since initially opening the position.

    Manager Commentary (continued)

INTEREST RATE POSITIONING

The Fund’s effective duration as of December 31, 2015 was 5.33 and its average maturity was 8.96 years. This is a longer duration and average maturity than at the end of 2014.

TAXATION

At year-end, no individual holdings within the Fund were subject to the Alternative Minimum Tax (AMT) and, except for cash equivalents, the Fund was invested 100% in securities exempt from Colorado state income taxes.

    Top Ten Holdings (as of 12/31/15)

% of Net Assets
Cherry Creek School District #5
5.00%, 12/15/24	2.0%
Arapahoe County School District #1
5.00%, 12/1/29	1.5
Auraria Colorado Higher Education Center
4.00%, 4/1/29	1.4
El Paso County School District #49-REF
5.00%, 12/15/28	1.4
Eagle, Garfield & Routt County School District Re-5OJ
5.00%, 12/1/26	1.3
Denver City & County School District #1-B-REF
5.00%, 12/1/26	1.3
Glendale COPS-Ref
5.00%, 12/1/25	1.3
University of Colorado Hospital Authority A
5.00%, 11/15/36	1.3
Adams & Weld School District #27J
5.00%, 12/1/35	1.2
Regional Transportation District
5.00%, 6/1/28	1.2
Total (% of Net Assets)	13.9%

Top ten holdings do not include any cash, cash equivalents or exchange traded fund investments and are subject to change. There are no guarantees that the Fund will continue to remain invested in any particular holding.

    Portfolio Characteristics (as of 12/31/15)

	Westcore Colorado	Barclays U.S. 10-Year
	Tax-Exempt Fund	Municipal Bond Index
Effective Duration	5.3 years	5.8 years
Effective Maturity	9.0 years	10.0 years
Colorado Double Tax-Exempt Percentage
(excludes cash & cash equivalents)	100	—
Percentage of Holdings Subject to AMT	0	—
Number of Holdings	175	—
Portfolio Turnover Rate (1 year trailing)	30%	—

Please see pages 30 and 31 for definition of terms.

    Ratings Allocation (as of 12/31/15)

Percentages are based on Total Investments. The ratings allocation reflects the Standard & Poor’s equivalent ratings category for the highest credit-quality rating assigned by either Standard & Poor’s or Moody’s.

    Maturity Distribution (as of 12/31/15)

Percentages are based on Total Investments. The Adviser to the Funds utilizes the expected maturity in presenting this information.

Disclosure of Fund Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as the 2% fee on redemption of certain Fund shares made within 90 days of purchase); and (2) ongoing costs, including management fees and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2015 and held until December 31, 2015.

Actual Expenses. The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table on the next page are meant to highlight ongoing Fund costs only and do not reflect transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During Period

With respect to Expenses Paid During the Period, as shown in the table on the next page, expenses are equal to the Fund’s annualized expense ratio, as shown below, multiplied by the average account value over the period, multiplied by the number of days in the last six months of the fiscal half-year, 184/365 (to reflect the half-year period). The annualized expense ratios for the last six months were as follows:

Fund	Retail Class	Institutional Class
Westcore Growth Fund	1.15%	0.95%
Westcore MIDCO Growth Fund	1.03%	0.89%
Westcore Select Fund	1.10%	N/A
Westcore Small-Cap Growth Fund	1.30%	1.05%
Westcore Blue Chip Dividend Fund	0.99%	0.82%
Westcore Mid-Cap Value Dividend Fund	1.22%	N/A
Westcore Small-Cap Value Dividend Fund	1.30%	1.13%
Westcore Micro-Cap Opportunity Fund	1.30%	N/A
Westcore International Small-Cap Fund	1.50%	N/A
Westcore Flexible Income Fund	0.85%	0.70%
Westcore Plus Bond Fund	0.55%	0.42%
Westcore Colorado Tax-Exempt Fund	0.65%	N/A

Fund		Beginning Account Value 7/1/2015	Ending Account Value 12/31/2015	Expense Paid During the Period 7/1/2015 to 12/31/2015
Westcore Growth Fund
Retail Class	Actual	$1,000.00	$984.60	$5.75
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Institutional Class	Actual	$1,000.00	$985.60	$4.75
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84
Westcore MIDCO Growth Fund
Retail Class	Actual	$1,000.00	$886.40	$4.90
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24
Institutional Class	Actual	$1,000.00	$887.00	$4.23
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.72	$4.53
Westcore Select Fund
Retail Class	Actual	$1,000.00	$853.20	$5.14
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60
Westcore Small-Cap Growth Fund
Retail Class	Actual	$1,000.00	$901.00	$6.23
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$901.70	$5.03
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Westcore Blue Chip Dividend Fund
Retail Class	Actual	$1,000.00	$1,013.70	$5.02
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04
Institutional Class	Actual	$1,000.00	$1,014.70	$4.16
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.07	$4.18
Westcore Mid-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$976.70	$6.08
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21
Westcore Small-Cap Value Dividend Fund
Retail Class	Actual	$1,000.00	$949.80	$6.39
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Institutional Class	Actual	$1,000.00	$950.60	$5.56
	Hypothetical (5% return before expenses)	$1,000.00	$1,019.51	$5.75
Westcore Micro-Cap Opportunity Fund
Retail Class	Actual	$1,000.00	$936.20	$6.34
	Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
Westcore International Small-Cap Fund
Retail Class	Actual	$1,000.00	$976.00	$7.47
	Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63
Westcore Flexible Income Fund
Retail Class	Actual	$1,000.00	$966.10	$4.21
	Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33
Institutional Class	Actual	$1,000.00	$966.10	$3.47
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57
Westcore Plus Bond Fund
Retail Class	Actual	$1,000.00	$999.10	$2.77
	Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	$2.80
Institutional Class	Actual	$1,000.00	$999.90	$2.12
	Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$2.14
Westcore Colorado Tax-Exempt Fund
Retail Class	Actual	$1,000.00	$1,027.90	$3.32
	Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31

    Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

The Barclays U.S. 10-Year Municipal Bond Index includes investment grade (Moody’s Investor Services Aaa to Baa, Standard and Poor’s Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

The Barclays U.S. Aggregate Bond Index is a fixed income, market-value-weighted index generally representative of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of at least one year.

The Barclays U.S. Corporate High Yield Ba Index measures the performance of intermediate (1 to 10 year) U.S. high yield issues. It includes fixed-rate, noninvestment grade debt issues rated Ba1 or lower by Moody’s, rated BB+ or lower by S&P, rated below investment grade by Fitch Investor’s Service or if unrated previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.

The Barclays U.S. Corporate High Yield Index measures the performance of the high-yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

The Lipper Core Plus Bond Index tracks the performance of funds that invest at least 65% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These funds maintain dollar-weighted average maturities of five to ten years.

The Lipper High Current Yield Index tracks the performance of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

The Lipper Intermediate Municipal Debt Index tracks the performance of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

The Lipper International Small-Cap Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The Lipper Large-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Large-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Growth Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Mid-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor.

The Lipper Small-Cap Core Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The Lipper Small-Cap Growth Index tracks the performance of funds that invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) below Lipper’s USDE Small-cap ceiling.

The Lipper Small-Cap Value Index tracks the performance of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling.

The MSCI ACWI Index captures large and mid cap representation across 23 Developed Market and 23 Emerging Market countries. With 2,470 constituents, the index covers approximately 85% of the global investable equity opportunity set.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Market countries (excluding the U.S.) and 23 Emerging Market countries. With 4,233 constituents, the index covers approximately 14% of the global equity opportunity set outside the U.S.

The MSCI EAFE Small-Cap Index is an unmanaged market-capitalization-weighted index that represents the performance of smaller capitalization companies in developed stock markets outside of North America. The index targets all companies with market capitalization below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float adjusted market capitalization in each market.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

The Russell 1000® Growth Index measures the performance of the largest 1,000 firms in the Russell 3000® Index, which represents approximately 98% of the investable U.S. equity market.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.

The Russell 2000® Value Index measures the performance of companies within the Russell 2000® Index having lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index includes the 2000 firms from the Russell 3000® Index with the smallest market capitalizations. The Russell 3000® Index represents 98% of the investable U.S. equity market.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. stocks.

The Russell Developed Large-Cap Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment of the developed equity universe.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the Russell 2000® Index based on a combination of their market cap and current index membership and it includes the next 1,000 securities.

The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than the threshold determined by the Frank Russell Company. The Russell Midcap companies are comprised of the 800 smallest companies in the Russell 1000® Index. The Russell 1000® Index consists of the 1,000 largest U.S. Incorporated companies based on total market capitalization.

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

The S&P 500® Index is comprised of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value.

The Westcore Blue Chip Dividend Fund Custom Index is comprised of the S&P 500® Index from the Fund’s inception to 4/30/2013 and the Russell Developed Large-Cap Index for the time period 5/1/2013 to the most recent period end to reflect the change in the Fund’s investment strategy on 4/30/2013. The Adviser believes that the Custom Index is the best benchmark measurement for periods prior to 4/30/2013.

Barclays Capital is the source and owner of the Barclays Capital Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Barclays Capital is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Lipper Inc. is the source and owner of the Lipper Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

MSCI Barra is the source and owner of the MSCI Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. MSCI Barra is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Denver Investments’ presentation thereof.

    Top 5/Bottom 5 Stock Performance Calculation Methodology

The Calculation methodology used to construct this chart took into account consistently the weighting of every holding in the Fund that contributed to the Fund’s performance during the Measurement Period, and the Chart reflects consistently the results of the Calculation. The Calculation determined the contribution of each Fund holding by calculating the weight (i.e., percentage of the Total Investments) of each holding multiplied by the rate of return for that holding during 2015.

    Definition of Terms

Beta: A measure of a fund’s sensitivity to market movements. The beta of the market is 1.00 by definition. A beta above 1 is more volatile than the overall market, while a beta below 1 is less volatile.

Consumer Price Index (CPI): Measures changes in the price level of a market basket of consumer goods and services purchased by households.

Credit Quality Rating: A rating of an individual bond as determined by a nationally recognized statistical rating organization (NRSRO) such as Standard & Poor’s or Moody’s. Credit quality ratings range from highest, “AAA ” to lowest, “D”. For more information regarding rating methodologies for Standard & Poor’s, visit www.standardandpoors.com and for Moody’s, visit www.moodys.com.

Duration: A generic description of the sensitivity of a bond’s price (as a percentage of initial price) to a change in yield.

EPS (Earnings per Share) Growth: Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth serves as an indicator of a company’s profitability.

Effective Maturity: A weighted average of the maturities of the bonds in a portfolio.

Emerging Markets: Westcore International Small-Cap Fund considers emerging market countries to be those countries that are neither U.S. nor developed countries.

Federal Reserve (the Fed): The central banking system of the United States.

Free Cash Flow to Total Enterprise Value (FCF/TEV): A valuation metric used to compare the amount of cash a firm generates to the total value of the resources used to generate that cash.

Gross Domestic Product (GDP): The market value of all officially recognized goods and services produced within a country in a given period of time.

Market Capitalization: The market capitalization represents the total value of a company or stock. It is calculated by multiplying the number of shares outstanding by the current price of one share.

Modified Duration: A duration measure in which it is assumed that yield changes do not change the expected cash flows. Number of Holdings: The Number of Holdings presented excludes short-term investments including money market mutual funds. Operating Cash Flow to Price (OCF/P): A valuation metric used to compare the amount of cash a firm generates per share from operations to the price of the stock.

Piotroski Score: A discrete score between zero and nine, which reflects nine criteria used to determine the strength of a firm’s financial position. The Piotroski score is used to determine the best value stocks, with nine being the best. It was named after American professor Joseph Piotroski, who devised the scale according to specific criteria found in financial statements.

Portfolio Turnover Rate: A percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year.

Price to Book Value (P/B) Ratio: The P/B ratio is used to compare a company’s book value to its current market price. This ratio compares the market’s valuation of a company to the value of that company as indicated on its financial statements. The higher the ratio, the higher the premium the market is willing to pay for the company above its hard assets.

Price to Cash (P/C) Flow Ratio: The P/C flow ratio is a measure of a firm’s stock price relative to its financial performance. For a fund, the P/C flow ratio is the weighted average of all stocks held in the fund. It represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Price to Earnings (P/E) Ratio: The P/E ratio is a stock’s per share price divided by its per share earnings over a 12-month period. For a fund, the P/E ratio is the weighted average of all stocks held in the fund. The higher the P/E ratio, the more the market is willing to pay for each dollar of annual earnings.

Quantitative Easing: A monetary policy that the Federal Reserve, and other central banks, pursue to increase the supply of money and thereby expand liquidity in the hopes of fostering stronger growth.

REIT: A REIT is a real estate investment trust. REITs are securities that sell like a stock on a major exchange. REITs invest directly in real estate, either through properties or mortgages.

Return on Equity (ROE): A measure of how well a company used reinvested earnings to generate additional earnings. It is used as a general indication of a company’s efficiency; in other words, how much profit is a company able to generate given the resources provided by its stockholders.

Risk On, Risk Off: A concept that describes market sentiment as either “risk on” or “risk off”. During a market sentiment of “risk on”, the market is optimistic and more willing to take on risk in exchange for possibly better returns. When market sentiment is “risk off”, the market is pessimistic and will favor investments with perceived lower risk.

SEC Yield: The SEC Yield is a standardized method of computing return on investment that the U.S. Securities and Exchange Commission (SEC) requires mutual funds to use when advertising their yields. Its objective is to allow a confusion-free comparison of the performance of different funds.

Weighted Average: An average that takes into account the proportional relevance of each component, rather than treating each component equally.

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 800.392.CORE (2673).

Number of
Funds in Fund
Complex
	Position(s) Held	Term of Office and		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	Length of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)

INDEPENDENT TRUSTEES

Mary K. Anstine	Trustee	Since Feb. 22, 2006	•Retired, September 2004-present	12	Ms. Anstine is a
Age 75	(Chairman		• President/Chief Executive Officer, HealthOne		Trustee of ALPS
	effective		Alliance (hospitals) 1994-2004		ETF Trust (23
	January 1,		•Various positions leading to Executive Vice		funds); Financial
	2013)		President, First Interstate Bank Corporation		Investors Trust
			and predecessors (banking) 1961-1994.		(34 funds); ALPS
Variable Investment
Trust (9 funds);
and Reaves Utility
Income Fund
(1 fund).

John A. DeTore, CFA	Trustee	Since Dec. 31, 2009	•CEO/Founder, United Alpha, LLC,	12	None
Age 57			(investment management) 2003-present
•CIO, GRT United Alpha, LLC, (investment
management) 2006-present
•CIO, Denver Alternatives, (an investment
management division of Denver Investments)
2009-2011
•Managing Director/Director of Strategic
R&D, Putnam Investments, (investment
management) 1999-2000
•Managing Director/Director of Quantitative
Analysis & Equity Product Development,
Putnam Investments, (investment
management) 1994-1999.

Rick A. Pederson	Trustee	Since Feb. 13, 2007	•President, Foundation Properties, Inc.	12	Mr. Pederson
Age 63			(a real estate investment management		is a Trustee of
			company), 1994 – present		ALPS ETF Trust
			•Advisory Board member, Bow River Capital		(23 funds); and
			Partners (private equity management),		Principal Real
			2003 – present		Estate Income Fund
			•Advisor, Pauls Corporation (real estate		(1 fund).
investment management and development),
2008 – present
•Chairman, Ross Consulting Group (real estate
consulting services), 1983 – 2013
•Advisory Board, Neenan Company (construction
services), 2002 – present
•Board Member, Prosci Inc. (private business
services), 2013 – present
•Director, Citywide Banks (Colorado community
bank), 2014 – present
•Director, National Western Stock Show
(not-for-profit organization), 2010 – present
•Director, Biennial of the Americas
(not-for-profit-organization), 2012 – 2015
•Board Member, Strong-Bridge Consulting,
2015 – present
•Board Member, History Colorado, 2015 – present

(1) Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2) Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3) The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.
(4) Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Number of
Funds in Fund
Complex
	Position(s) Held	Term of Office and		Overseen by	Other Directorships
Name, Address and Age (1)	with the Trust	Length of Time Served (2)	Principal Occupation(s)	Trustee (3)	Held by Trustee (4)

INDEPENDENT TRUSTEES (continued)

James A. Smith	Trustee	Since Dec. 31, 2009	•Private Equity Consultant, 2003-present	12	None
Age 63			•Trustee, the Nature Conservancy, (non
profit) July 2007-present; Chairman,
June 2014-present
•Chairman, Yellow Pages Group of
New Zealand (yellow pages) May 2007-
May 2009
•Chairman and CEO, StellarOne Corp.,
(software development company) 2003
•Executive VP – Consumer
Markets, Qwest Communications,
(telecommunications industry) 2001-2002
•President and CEO Qwest Dex, (yellow
pages) 1997-2001
•Various positions leading to Vice
President with US West and
affiliated and predecessor entities
(telecommunications industry)
1979-1997.

Douglas M. Sparks	Trustee	Since Dec. 31, 2009	•Retired, 2000-present	12	None
CPA (Inactive)			•General Manager, Mister Remo of
Age 72			California, Inc., (apparel manufacturing)
1998-2000
•Partner, Ernst & Young LLP, (public
accounting) 1981-1995
•Senior Manager, Ernst & Young LLP,
1977-1981
•Staff Professional, Ernst & Young LLP,
1968-1977.

Janice M. Teague,	Trustee	Since Feb. 13, 2007	•Retired, June 2003-present	12	None
Retired CPA			•Vice President, Secretary and Assistant
Age 62			Secretary, Berger Financial Group LLC,
(investment management) October 1996-
May 2003
•Vice President, Secretary and Assistant
Secretary, Berger Funds, (investment
management) September 1996-May 2003
•Vice President and Secretary, Berger
Distributors, LLC, (investment
management) August 1998-May 2003.

(1) Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2) Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.
(3) The Fund Complex includes funds with a common investment adviser or an adviser which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Columbia Variable Portfolio Partners Small-Cap Value Fund, the Northern Trust Multi-Manager Small-Cap Fund, and the Clearwater International Fund, which are also advised by Denver Investments.
(4) Directorships of companies required to report to the SEC under the 1934 Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

	Position(s) Held	Term of Office and
Name, Address and Age (1)	with the Trust	Length of Time Served (2)	Principal Occupation(s)

OFFICERS

John W. Zimmerman, CFA	President	Since April 1, 2014	•President, Denver Investments, 2013-present
Age 53			•Registered Representative, ALPS Distributors, Inc.,
Denver Investments			2013-present
370 17th Street, Suite 5000			•Partner, Northern Lights Capital Group, 2007-2013
Denver, Colorado 80202

Jasper R. Frontz,	Treasurer	Since Feb. 12, 1997	•Chief Compliance Officer and Chief Operations
CPA, CFA			Officer, Denver Investments, March 31, 2014-present,
Age 47	Chief Compliance	Since Sep. 29, 2004	Partner, Denver Investments, January 1, 2014-present;
Denver Investments	Officer		prior thereto, Vice President, Denver Investments,
370 17th Street, Suite 5000			May 2000-December 2013, Director of Mutual Fund
Denver, Colorado 80202			Administration, Denver Investments, June 1997-
May 2000.
•Registered Representative, ALPS Distributors, Inc.,
1995-present
•Treasurer, November 1997-2011 and Chief Compliance
Officer September 2004-2011, Blue Chip Value Fund,
Inc. (mutual fund).

Jill A. Kerschen	Assistant Treasurer	Since Nov. 21, 2013	•Fund Controller, ALPS Fund Services, Inc., since
Age 40			July 2013
ALPS Fund Services, Inc.			•Senior Manager, Financial & Tax Reporting 2007-2013,
1290 Broadway, Suite 1100			Senior Manager, Financial Reporting, Tax Reporting
Denver, Colorado 80203			& Compliance 2007-2011, Senior Investment Analyst,
Financial Reporting 2004-2007, and Assistant Manager,
Mutual Fund Reconciliation & Revenue 2001-2004,
Great-West Financial

Andrea E. Kuchli	Secretary	Since May 22, 2015	•Vice President and Associate Counsel, ALPS Fund
Age 29			Services, Inc., since February 2015
ALPS Fund Services, Inc.			•Associate Attorney, Davis Graham & Stubbs, April 2014
1290 Broadway, Suite 1100			to February 2015
Denver, Colorado 80203			•Associate Attorney, Dechert LLP, September 2011 to
April 2014

(1) Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.
(2) Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his successor; (b) the date a trustee dies, resigns, or is removed, adjudged incompetent, or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

STATEMENTS OF INVESTMENTS
Westcore Growth Fund	36
Westcore MIDCO Growth Fund	38
Westcore Select Fund	40
Westcore Small-Cap Growth Fund	41
Westcore Blue Chip Dividend Fund	43
Westcore Mid-Cap Value Dividend Fund	45
Westcore Small-Cap Value Dividend Fund	47
Westcore Micro-Cap Opportunity Fund	49
Westcore International Small-Cap Fund	52
Westcore Flexible Income Fund	54
Westcore Plus Bond Fund	57
Westcore Colorado Tax-Exempt Fund	62
Common Abbreviations	65
STATEMENTS OF ASSETS AND LIABILITIES	66
STATEMENTS OF OPERATIONS	68
STATEMENTS OF CHANGES IN NET ASSETS	70
FINANCIAL HIGHLIGHTS	74
NOTES TO FINANCIAL STATEMENTS	84
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	103
SHAREHOLDER TAX INFORMATION	104
OTHER IMPORTANT INFORMATION	105

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		99.48%
Consumer Discretionary		24.09%
Hotels Restaurants & Leisure		4.95%
Carnival Corp.	9,620	$524,097
Las Vegas Sands Corp.	8,600	377,024
Starbucks Corp.	9,720	583,492
		1,484,613

Household Durables		3.29%
DR Horton Inc.	12,220	391,406
Mohawk Industries Inc.**	3,135	593,738
		985,144

Internet & Catalog Retail		7.85%
Amazon.com Inc.**	1,950	1,317,985
Priceline Group Inc.**	810	1,032,710
		2,350,695

Specialty Retail		8.00%
Home Depot Inc.	8,885	1,175,042
O’Reilly Automotive Inc.**	3,000	760,260
TJX Companies Inc.	6,510	461,624
		2,396,926

Total Consumer Discretionary
(Cost $5,783,889)		7,217,378

Consumer Staples		9.29%
Beverages		3.22%
Fomento Economico
Mexicano SAB de CV -
ADR (Mexico)	3,000	277,050
Monster Beverage Corp.**	4,610	686,706
		963,756

Food & Staples Retailing		4.30%
Costco Wholesale Corp.	3,480	562,020
CVS Caremark Corp.	7,440	727,409
		1,289,429

Personal Products		1.77%
Estee Lauder Companies
Inc. - Class A	6,010	529,240

Total Consumer Staples
(Cost $2,501,167)		2,782,425

Energy		3.01%
Energy Equipment & Services		0.94%
Schlumberger Ltd.	4,010	279,698

Oil Gas & Consumable Fuels		2.07%
EOG Resources Inc.	8,770	620,828

	Shares	Market Value
Total Energy
(Cost $1,064,935)		$900,526

Financials		3.86%
Banks		1.54%
JPMorgan Chase & Co.	7,010	462,871

Capital Markets		2.32%
BlackRock Inc.	1,180	401,813
Goldman Sachs Group Inc.	1,620	291,973
		693,786

Total Financials
(Cost $1,162,512)		1,156,657

Health Care		16.50%
Biotechnology		8.88%
Alexion Pharmaceuticals Inc.**	3,510	669,532
Celgene Corp.**	8,910	1,067,062
Gilead Sciences Inc.	9,120	922,853
		2,659,447

Health Care Equipment & Supplies		1.90%
Becton Dickinson and Co.	3,700	570,133

Health Care Providers & Services		1.68%
Anthem, Inc.	3,610	503,378

Life Sciences Tools & Services		2.18%
Thermo Fisher Scientific Inc.	4,610	653,929

Pharmaceuticals		1.86%
Pfizer Inc.	17,230	556,184

Total Health Care
(Cost $4,167,069)		4,943,071

Industrials		7.95%
Aerospace & Defense		2.74%
Raytheon Co.	2,620	326,268
TransDigm Group Inc.**	2,160	493,452
		819,720

Airlines		1.39%
American Airlines Group Inc.	9,820	415,877

Machinery		1.50%
Snap-on Inc.	2,620	449,147

Road & Rail		2.32%
Union Pacific Corp.	8,910	696,762

Total Industrials
(Cost $2,323,408)		2,381,506

	Shares	Market Value
Information Technology		33.59%
Internet Software & Services		11.54%
Alibaba Group Holding Ltd.
ADR (China)**	3,410	$277,131
Alphabet Inc. - Class A**	2,110	1,641,601
Facebook Inc. - Class A**	14,690	1,537,455
		3,456,187

IT Services		7.72%
Alliance Data Systems
Corp.**	3,100	857,367
Cognizant Technology
Solutions Corp. -
Class A**	6,610	396,732
Visa Inc. - Class A	13,640	1,057,782
		2,311,881

Semiconductors &
Semiconductor Equipment		5.28%
Avago Technologies Ltd.
(Singapore)	5,710	828,806
NXP Semiconductor N.V.
(Netherlands)**	8,930	752,353
		1,581,159

Software		2.09%
Ultimate Software
Group Inc.**	3,210	627,587

Technology Hardware
Storage & Peripherals		6.96%
Apple Inc.	19,819	2,086,148

Total Information Technology
(Cost $6,704,158)		10,062,962

Materials		1.19%
Chemicals		1.19%
Sherwin-Williams Co.	1,380	358,248

Total Materials
(Cost $366,152)		358,248

Total Common Stocks
(Cost $24,073,290)		29,802,773

MONEY MARKET MUTUAL FUNDS		0.88%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	264,547	264,547

Total Money Market Mutual Funds
(Cost $264,547)		264,547

WESTCORE GROWTH FUND AS OF DECEMBER 31, 2015 (continued)

	Shares	Market Value
Total Investments
(Cost $24,337,837)	100.36%	$30,067,320

Liabilities in Excess of
Other Assets	(0.36%)	(108,569)

Net Assets	100.00%	$29,958,751

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		96.98%
Consumer Discretionary		18.93%
Auto Components		1.21%
BorgWarner Inc.	22,924	$991,005

Automobiles		2.05%
Tesla Motors Inc.**	6,972	1,673,350

Hotels Restaurants & Leisure		5.75%
Chipotle Mexican Grill Inc.**	2,868	1,376,210
Melco Crown Entertainment
Ltd. ADR (Hong Kong)	68,489	1,150,615
Shake Shack Inc. - Class A**	19,240	761,904
Wynn Resorts Ltd.	20,396	1,411,199
		4,699,928

Household Durables		1.78%
DR Horton Inc.	45,541	1,458,678

Leisure Equipment & Products		1.64%
Hasbro Inc.	19,920	1,341,811

Specialty Retail		3.90%
Restoration Hardware
Holdings Inc.**	14,511	1,152,899
Tractor Supply Co.	23,840	2,038,320
		3,191,219

Textiles Apparel & Luxury Goods		2.60%
Under Armour Inc. - Class A**	26,372	2,125,847

Total Consumer Discretionary
(Cost $15,039,772)		15,481,838

Consumer Staples		6.25%
Food & Staples Retailing		1.62%
Pricesmart Inc.	15,965	1,324,935

Food Products		4.63%
Keurig Green Mountain Inc.	14,686	1,321,447
Mead Johnson Nutrition Co.	22,976	1,813,955
The WhiteWave Foods Co.**	16,800	653,688
		3,789,090

Total Consumer Staples
(Cost $5,127,771)		5,114,025

Energy		4.32%
Energy Equipment & Services		0.83%
Patterson-UTI Energy Inc.	45,150	680,862

Oil Gas & Consumable Fuels		3.49%
Antero Resources Corp.**	28,040	611,272
Gulfport Energy Corp.**	17,140	421,130

	Shares	Market Value
Memorial Resource
Development Corp.**	42,638	$688,604
Pioneer Natural Resources Co.	9,051	1,134,814
		2,855,820

Total Energy
(Cost $4,553,955)		3,536,682

Financials		9.02%
Banks		5.38%
Bank of the Ozarks Inc.	16,640	823,015
First Republic Bank	32,219	2,128,387
SVB Financial Group**	12,209	1,451,650
		4,403,052

Capital Markets		1.90%
SEI Investments Co.	29,692	1,555,861

Diversified Financial Services		1.74%
MarketAxess Holdings Inc.	12,740	1,421,656

Total Financials
(Cost $5,709,671)		7,380,569

Health Care		9.92%
Biotechnology		3.20%
Alnylam Pharmaceuticals
Inc.**	5,490	516,829
BioMarin Pharmaceutical
Inc.**	16,070	1,683,493
Intrexon Corp.**	13,840	417,276
		2,617,598

Health Care Equipment & Supplies		3.56%
Align Technology Inc.**	21,286	1,401,683
Edwards Lifesciences
Corp.**	19,174	1,514,363
		2,916,046

Health Care Providers & Services		1.20%
Acadia Healthcare Co. Inc.**	15,660	978,123

Pharmaceuticals		1.96%
Endo International PLC**	26,160	1,601,515

Total Health Care
(Cost $7,485,356)		8,113,282

Industrials		12.08%
Airlines		2.04%
United Continental
Holdings Inc.**	29,191	1,672,644

Building Products		0.82%
Lennox International Inc.	5,356	668,964

	Shares	Market Value
Commercial Services & Supplies		2.09%
Ritchie Bros Auctioneers Inc.	35,840	$864,102
Waste Connections Inc.	15,080	849,306
		1,713,408

Electrical Equipment		0.91%
Sensata Technologies
Holding N.V.
(Netherlands)**	16,201	746,218

Machinery		2.18%
Proto Labs Inc.**	13,718	873,699
WABCO Holdings Inc.**	8,860	906,024
		1,779,723

Professional Services		4.04%
IHS Inc. - Class A**	12,567	1,488,310
Verisk Analytics Inc. -
Class A**	23,610	1,815,137
		3,303,447

Total Industrials
(Cost $8,782,103)		9,884,404

Information Technology		30.02%
Communications Equipment		3.77%
Arista Networks Inc.**	16,719	1,301,407
Palo Alto Networks Inc.**	10,116	1,781,832
		3,083,239

Internet Software & Services		6.43%
GoDaddy Inc. - Class A**	34,900	1,118,894
LinkedIn Corp. - Class A**	10,300	2,318,324
Twitter Inc.**	47,750	1,104,935
Zillow Group Inc. - Class A**	27,570	717,923
		5,260,076

IT Services		5.26%
Alliance Data Systems
Corp.**	6,870	1,900,036
Fiserv Inc.**	26,203	2,396,526
		4,296,562

Semiconductors &
Semiconductor Equipment		1.24%
Cavium Inc.**	15,450	1,015,219

Software		13.32%
Electronic Arts Inc.**	28,190	1,937,217
Mobileye N.V. (Israel)**	33,988	1,437,013
ServiceNow Inc.**	25,348	2,194,123
Splunk Inc.**	29,929	1,760,125
Tableau Software Inc. -
Class A**	19,602	1,846,900

WESTCORE MIDCO GROWTH FUND AS OF DECEMBER 31, 2015 (continued)

	Shares	Market Value
Workday Inc. - Class A**	21,599	$1,721,008
		10,896,386

Total Information Technology
(Cost $21,350,362)		24,551,482

Materials		6.44%
Chemicals		5.28%
Eastman Chemical Co.	20,788	1,403,398
FMC Corp.	29,306	1,146,744
Methanex Corp. (Canada)	17,110	564,801
PolyOne Corp.	37,810	1,200,845
		4,315,788

Construction Materials		1.16%
Eagle Materials Inc.	15,706	949,114

Total Materials
(Cost $6,675,584)		5,264,902

Total Common Stocks
(Cost $74,724,574)		79,327,184

MONEY MARKET MUTUAL FUNDS		3.15%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	2,579,503	2,579,503

Total Money Market Mutual Funds
(Cost $2,579,503)		2,579,503

Total Investments
(Cost $77,304,077)	100.13%	81,906,687

Liabilities in Excess of
Other Assets	(0.13%)	(113,385)

Net Assets	100.00%	$81,793,302

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SELECT FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		97.00%
Consumer Discretionary		21.50%
Automobiles		3.27%
Tesla Motors Inc.**	7,980	$1,915,280

Hotels Restaurants & Leisure		9.10%
Chipotle Mexican Grill Inc.**	3,092	1,483,697
Melco PBL Entertainment
Ltd. ADR (Hong Kong)	73,774	1,239,403
Shake Shack Inc. - Class A**	26,390	1,045,044
Wynn Resorts Ltd.	22,490	1,556,083
		5,324,227

Specialty Retail		4.89%
Restoration Hardware
Holdings Inc.**	16,280	1,293,446
Tractor Supply Co.	18,320	1,566,360
		2,859,806

Textiles Apparel & Luxury Goods		4.24%
Under Armour Inc. - Class A**	30,776	2,480,853

Total Consumer Discretionary
(Cost $13,518,884)		12,580,166

Consumer Staples		3.43%
Food Products		3.43%
Mead Johnson Nutrition Co.	25,388	2,004,382

Total Consumer Staples
(Cost $1,943,570)		2,004,382

Energy		4.13%
Oil Gas & Consumable Fuels		4.13%
Antero Resources Corp.**	41,980	915,164
Pioneer Natural
Resources Co.	11,950	1,498,291
		2,413,455

Total Energy
(Cost $3,455,178)		2,413,455

Financials		6.69%
Banks		4.15%
SVB Financial Group**	20,436	2,429,840

Diversified Financial Services		2.54%
MarketAxess Holdings Inc.	13,300	1,484,147

Total Financials
(Cost $3,890,743)		3,913,987

	Shares	Market Value
Health Care		14.33%
Biotechnology		3.18%
BioMarin Pharmaceutical
Inc.**	17,740	$1,858,443

Health Care Equipment & Supplies		6.18%
Align Technology Inc.**	28,678	1,888,446
Edwards Lifesciences
Corp.**	21,860	1,726,503
		3,614,949

Health Care Providers & Services		2.22%
Acadia Healthcare Co. Inc.**	20,830	1,301,042

Pharmaceuticals		2.75%
Endo International PLC
(Ireland)**	26,270	1,608,249

Total Health Care
(Cost $8,591,986)		8,382,683

Industrials		8.88%
Machinery		2.10%
Proto Labs Inc.**	19,350	1,232,402

Professional Services		6.78%
IHS Inc. - Class A**	17,517	2,074,538
Verisk Analytics Inc.	24,610	1,892,017
		3,966,555

Total Industrials
(Cost $5,602,698)		5,198,957

Information Technology		31.95%
Communications Equipment		5.81%
Arista Networks Inc.**	22,610	1,759,962
Palo Alto Networks Inc.**	9,300	1,638,102
		3,398,064

Internet Software & Services		4.73%
LinkedIn Corp. - Class A**	12,295	2,767,359

IT Services		4.52%
Fiserv Inc.**	28,900	2,643,194

Software		16.89%
Electronic Arts Inc.**	24,040	1,652,029
Mobileye N.V.
(Netherlands)**	35,710	1,509,819
ServiceNow Inc.**	33,250	2,878,120
Splunk Inc.**	30,450	1,790,764
Tableau Software Inc. -
Class A**	21,810	2,054,938
		9,885,670

	Shares	Market Value
Total Information Technology
(Cost $16,487,884)		$18,694,287

Materials		6.09%
Chemicals		6.09%
FMC Corp.	40,892	1,600,104
PolyOne Corp.	61,870	1,964,991
		3,565,095

Total Materials
(Cost $5,326,333)		3,565,095

Total Common Stocks
(Cost $58,817,276)		56,753,012

MONEY MARKET MUTUAL FUNDS		3.16%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	1,845,837	1,845,837

Total Money Market Mutual Funds
(Cost $1,845,837)		1,845,837

Total Investments
(Cost $60,663,113)	100.16%	58,598,849

Liabilities in Excess of
Other Assets	(0.16%)	(94,474)

Net Assets	100.00%	$58,504,375

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		96.31%
Consumer Discretionary		16.89%
Diversified Consumer Services		1.88%
2U Inc.**	1,909	$53,414
Grand Canyon Education Inc.**	1,716	68,846
		122,260

Hotels Restaurants & Leisure		6.42%
Del Frisco’s Restaurant
Group Inc.**	4,198	67,252
Shake Shack Inc. - Class A**	1,442	57,103
Vail Resorts Inc.	1,308	167,411
Wynn Resorts Ltd.	1,055	72,995
Zoe’s Kitchen Inc.**	1,916	53,610
		418,371

Household Durables		2.81%
CalAtlantic Group Inc.	2,225	84,372
iRobot Corp.**	2,781	98,447
		182,819

Media		1.10%
IMAX Corp. (Canada)**	2,020	71,791

Multiline Retail		1.50%
Burlington Stores Inc.**	2,275	97,597

Specialty Retail		3.18%
Five Below Inc.**	3,163	101,533
Restoration Hardware
Holdings Inc.**	1,325	105,271
		206,804

Total Consumer Discretionary
(Cost $1,087,451)		1,099,642

Consumer Staples		2.89%
Food & Staples Retailing		2.89%
Natural Grocers by Vitamin
Cottage Inc.**	3,446	70,195
PriceSmart Inc.	1,422	118,012
		188,207

Total Consumer Staples
(Cost $206,874)		188,207

Energy		3.16%
Energy Equipment & Services		0.66%
Patterson-UTI Energy Inc.	2,863	43,174

Oil Gas & Consumable Fuels		2.50%
Diamondback Energy Inc.**	737	49,305
PDC Energy Inc.**	1,220	65,124
Synergy Resources Corp.**	5,671	48,317
		162,746

	Shares	Market Value
Total Energy
(Cost $236,828)		$205,920

Financials		12.99%
Banks		5.59%
Bank of the Ozarks Inc.	1,788	88,434
Customers Bancorp Inc.**	2,350	63,967
Eagle Bancorp Inc.**	2,245	113,305
Western Alliance Bancorp**	2,737	98,149
		363,855

Capital Markets		2.85%
Evercore Partners Inc. -
Class A	2,581	139,554
Financial Engines Inc.	1,370	46,128
		185,682

Diversified Financial Services		2.19%
MarketAxess Holdings Inc.	1,276	142,389

Real Estate Investment Trusts (REITs)		1.39%
QTS Realty Trust Inc. -
Class A	2,009	90,626

Thrift & Mortgage Finance		0.97%
LendingTree Inc.**	710	63,389

Total Financials
(Cost $695,250)		845,941

Health Care		20.24%
Biotechnology		6.83%
Anacor Pharmaceuticals Inc.**	635	71,736
Insmed Inc.**	3,524	63,961
MacroGenics Inc.**	1,810	56,056
Prothena Corp. PLC
(Ireland)**	980	66,748
PTC Therapeutics Inc.**	1,716	55,598
Sage Therapeutics Inc.**	1,303	75,965
T2 Biosystems Inc.**	4,976	54,437
		444,501

Health Care Equipment & Supplies		5.58%
Align Technology Inc.**	1,220	80,337
ConforMIS Inc.**	3,401	58,803
Glaukos Corp.**	1,275	31,480
Neovasc Inc. (Canada)**	6,707	30,181
Novadaq Technologies Inc.
(Canada)**	4,415	56,247
Oxford Immunotec Global
PLC (Great Britain)**	4,065	46,748
Veracyte Inc.**	8,253	59,422
		363,218

	Shares	Market Value
Health Care Providers & Services		1.86%
Acadia Healthcare Co. Inc.**	977	$61,023
HealthEquity Inc.**	2,400	60,168
		121,191

Health Care Technology		1.05%
Veeva Systems Inc. -
Class A**	2,375	68,519

Life Sciences Tools & Services		1.82%
Albany Molecular
Research Inc.**	5,975	118,604

Pharmaceuticals		3.10%
Akorn Inc.**	2,354	87,828
Flamel Technologies SA
ADR (France)**	1,540	18,803
Intersect ENT Inc.**	2,300	51,750
Intra-Cellular Therapies Inc.**	808	43,462
		201,843

Total Health Care
(Cost $1,399,729)		1,317,876

Industrials		6.74%
Building Products		0.53%
Lennox International Inc.	275	34,348

Commercial Services & Supplies		2.11%
Herman Miller Inc.	2,620	75,194
Ritchie Bros Auctioneers Inc.	2,568	61,914
		137,108

Machinery		1.17%
Proto Labs Inc.**	1,199	76,364

Professional Services		2.18%
Advisory Board Co.**	1,691	83,891
Huron Consulting Group Inc.**	978	58,093
		141,984

Road & Rail		0.75%
Saia Inc.**	2,200	48,950

Total Industrials
(Cost $513,668)		438,754

Information Technology		30.72%
Communications Equipment		2.95%
Arista Networks Inc.**	1,092	85,001
Infinera Corp.**	5,883	106,600
		191,601

WESTCORE SMALL-CAP GROWTH FUND AS OF DECEMBER 31, 2015 (continued)

	Shares	Market Value
Internet Software & Services		3.17%
Demandware Inc.**	1,344	$72,536
GoDaddy Inc. - Class A**	2,620	83,997
Zillow Group Inc. - Class A**	1,914	49,841
		206,374

IT Services		0.95%
Virtusa Corp.**	1,492	61,679

Semiconductors &
Semiconductor Equipment		7.49%
Ambarella Inc. (Cayman
Islands)**	835	46,543
Cavium Inc.**	1,793	117,818
Inphi Corp.**	6,398	172,874
Monolithic Power
Systems Inc.	1,540	98,113
Nanometrics Inc.**	3,457	52,339
		487,687

Software		16.16%
Cyber-Ark Software Ltd.**	1,834	82,787
Ellie Mae Inc.**	1,225	73,782
Globant SA (Luxembourg)**	1,988	74,570
Guidewire Software Inc.**	2,252	135,480
HubSpot Inc.**	2,107	118,645
Proofpoint Inc.**	1,386	90,104
RingCentral Inc. - Class A**	4,039	95,240
Take-Two Interactive
Software Inc.**	3,591	125,110
Ultimate Software Group Inc.**	706	138,030
Zendesk Inc.**	4,482	118,504
		1,052,252

Total Information Technology
(Cost $1,617,475)		1,999,593

Materials		2.68%
Chemicals		2.68%
Flotek Industries Inc.**	5,065	57,944
PolyOne Corp.	3,658	116,178
		174,122

Total Materials
(Cost $198,083)		174,122

Total Common Stocks
(Cost $5,955,358)		6,270,055

MONEY MARKET MUTUAL FUNDS		3.59%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	233,983	233,983

	Shares	Market Value
Total Money Market Mutual Funds
(Cost $233,983)		$233,983

Total Investments
(Cost $6,189,341)	99.90%	6,504,038

Other Assets in Excess
of Liabilities	0.10%	6,214

Net Assets	100.00%	$6,510,252

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE BLUE CHIP DIVIDEND FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		99.75%
Consumer Discretionary		13.16%
Hotels Restaurants & Leisure		6.61%
McDonald’s Corp.	11,535	$1,362,745
Sodexo SA (France)	13,741	1,346,064
		2,708,809

Leisure Equipment & Products		3.28%
Mattel Inc.	49,540	1,346,002

Multiline Retail		3.27%
Target Corp.	18,441	1,339,001

Total Consumer Discretionary
(Cost $4,933,810)		5,393,812

Consumer Staples		16.56%
Food & Staples Retailing		3.32%
Wal-Mart Stores Inc.	22,207	1,361,289

Food Products		6.56%
General Mills Inc.	22,951	1,323,355
Nestle SA ADR
(Switzerland)	18,345	1,365,235
		2,688,590

Household Products		3.39%
Kimberly-Clark Corp.	10,934	1,391,898

Tobacco		3.29%
British American
Tobacco PLC ADR
(United Kingdom)	12,215	1,349,147

Total Consumer Staples
(Cost $6,011,460)		6,790,924

Energy		6.57%
Oil Gas & Consumable Fuels		6.57%
Occidental Petroleum Corp.	20,121	1,360,381
Total SA ADR (France)	29,630	1,331,868
		2,692,249

Total Energy
(Cost $2,434,209)		2,692,249

Financials		10.04%
Banks		3.29%
US Bancorp	31,606	1,348,628

Insurance		6.75%
ACE Ltd. (Switzerland)	11,800	1,378,830
Allianz SE (Germany)	7,814	1,388,846
		2,767,676

	Shares	Market Value
Total Financials
(Cost $3,884,850)		$4,116,304

Health Care		16.88%
Biotechnology		3.49%
AbbVie Inc.	24,189	1,432,956

Health Care Equipment & Supplies		3.42%
Baxter International Inc.	36,711	1,400,525

Pharmaceuticals		9.97%
Novartis AG ADR
(Switzerland)	15,859	1,364,508
Pfizer Inc.	41,673	1,345,204
Roche Holding AG ADR
(Switzerland)	39,984	1,378,249
		4,087,961

Total Health Care
(Cost $5,126,270)		6,921,442

Industrials		9.72%
Aerospace & Defense		6.37%
Cobham PLC (United
Kingdom)	308,942	1,289,813
Raytheon Co.	10,616	1,322,010
		2,611,823

Road & Rail		3.35%
CSX Corp.	53,000	1,375,350

Total Industrials
(Cost $3,430,807)		3,987,173

Information Technology		13.43%
Communications Equipment		3.49%
QUALCOMM Inc.	28,637	1,431,420

IT Services		3.39%
Computershare Ltd.
(Australia)	164,374	1,391,836

Semiconductors & Semiconductor
Equipment		3.25%
Xilinx Inc.	28,349	1,331,553

Software		3.30%
The Sage Group PLC
(United Kingdom)	152,152	1,353,665

Total Information Technology
(Cost $5,158,455)		5,508,474

	Shares	Market Value
Materials		3.39%
Chemicals		3.39%
Koninklijke DSM N.V.
(Netherlands)	27,659	$1,391,105

Total Materials
(Cost $1,870,659)		1,391,105

Telecommunication Services		3.27%
Diversified Telecommunication
Services		3.27%
BT Group PLC
(United Kingdom)	193,000	1,342,084

Total Telecommunication Services
(Cost $1,358,735)		1,342,084

Utilities		6.73%
Electric Utilities		3.27%
Edison International	22,611	1,338,797

Multi-Utilities		3.46%
Canadian Utilities Ltd. -
Class A (Canada)	61,535	1,420,415

Total Utilities
(Cost $3,268,839)		2,759,212

Total Common Stocks
(Cost $37,478,094)		40,902,779

MONEY MARKET MUTUAL FUNDS		0.11%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	46,665	46,665

Total Money Market Mutual Funds
(Cost $46,665)		46,665

Total Investments
(Cost $37,524,759)	99.86%	40,949,444

Other Assets in Excess
of Liabilities	0.14%	55,172

Net Assets	100.00%	$41,004,616

WESTCORE BLUE CHIP DIVIDEND FUND AS OF DECEMBER 31, 2015 (continued)

Westcore Blue Chip Dividend Fund
Country Breakdown as of December 31, 2015
Country	Market Value	%
United States	$21,857,779	53.31%
Switzerland	5,486,822	13.38%
United Kingdom	5,334,709	13.01%
France	2,677,932	6.53%
Canada	1,420,415	3.46%
Australia	1,391,836	3.39%
Netherlands	1,391,105	3.39%
Germany	1,388,846	3.39%
Total Investments	40,949,444	99.86%
Other Assets in Excess
of Liabilities	55,172	0.14%
Net Assets	$41,004,616	100.00%

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		97.40%
Basic Materials		7.40%
Chemicals		2.39%
Compass Minerals
International Inc.	8,645	$650,709
Eastman Chemical Co.	8,700	587,337
		1,238,046

Forestry & Paper		5.01%
Avery Dennison Corp.	9,725	609,368
International Paper Co.	19,745	744,387
WestRock Co.	27,100	1,236,302
		2,590,057

Total Basic Materials
(Cost $3,457,365)		3,828,103

Capital Goods		11.76%
Aerospace / Defense Suppliers		1.37%
CAE Inc. (Canada)	64,145	711,368

Agricultural Products		5.39%
Ingredion Inc.	14,240	1,364,762
Tyson Foods Inc. - Class A	26,670	1,422,311
		2,787,073

Engineering & Construction		1.16%
EMCOR Group Inc.	12,475	599,299

Environmental / Pollution Control		1.09%
Republic Services Inc.	12,800	563,072

Industrial Products		1.70%
Parker Hannifin Corp.	4,325	419,438
Regal Beloit Corp.	7,855	459,675
		879,113

Transportation Equipment & Parts		1.05%
Oshkosh Corp.	14,000	546,560

Total Capital Goods
(Cost $5,015,518)		6,086,485

Consumer		14.14%
Beverages: Non-Alcoholic		1.31%
Dr. Pepper Snapple
Group Inc.	7,270	677,564

Consumer Durables		1.69%
Whirlpool Corp.	5,940	872,408

Department Stores		1.01%
Nordstrom Inc.	10,510	523,503

	Shares	Market Value
Home Products		1.69%
Spectrum Brands
Holdings Inc.	8,600	$875,480

Motor Vehicle Parts		3.63%
Delphi Automotive PLC
(United Kingdom)	6,250	535,812
Goodyear Tire & Rubber Co.	41,055	1,341,267
		1,877,079

Publishing & Media		2.19%
Cinemark Holdings Inc.	12,970	433,587
Scripps Networks
Interactive Inc. -
Class A	12,700	701,167
		1,134,754

Specialty Retail		2.62%
Dick’s Sporting Goods Inc.	21,200	749,420
GameStop Corp. - Class A	21,610	605,945
		1,355,365

Total Consumer
(Cost $6,747,375)		7,316,153

Energy		5.01%
Exploration & Production		3.51%
Energen Corp.	11,100	454,989
EQT Corp.	15,300	797,589
Range Resources Corp.	22,900	563,569
		1,816,147

Oil Services		1.50%
Helmerich & Payne Inc.	14,500	776,475

Total Energy
(Cost $2,942,430)		2,592,622

Interest Rate Sensitive		22.08%
Life & Health Insurance		3.91%
CNO Financial Group Inc.	34,710	662,614
Unum Group	40,945	1,363,059
		2,025,673

Other Banks		3.78%
BOK Financial Corp.	11,985	716,583
FirstMerit Corp.	30,845	575,260
PacWest Bancorp	15,420	664,602
		1,956,445

Property Casualty Insurance		7.07%
American Financial
Group Inc.	10,710	771,977
Endurance Specialty Holdings
Ltd. (Bermuda)	9,035	578,150

	Shares	Market Value
Validus Holdings Ltd.
(Bermuda)	28,095	$1,300,517
WR Berkley Corp.	18,375	1,006,031
		3,656,675

Regional Banks		5.99%
Fifth Third Bancorp	67,520	1,357,152
M&T Bank Corp.	6,580	797,364
Zions Bancorporation	34,575	943,898
		3,098,414

Securities & Asset Management		1.33%
NASDAQ Inc.	11,790	685,824

Total Interest Rate Sensitive
(Cost $10,007,444)		11,423,031

Medical / Healthcare		10.31%
Healthcare Services		7.69%
AmerisourceBergen Corp.	16,355	1,696,177
Cardinal Health Inc.	11,985	1,069,901
Patterson Cos Inc.	11,495	519,689
Universal Health Services
Inc. - Class B	5,811	694,356
		3,980,123

Medical Products & Supplies		1.06%
West Pharmaceutical
Services Inc.	9,095	547,701

Pharmaceuticals		1.56%
Grifols SA ADR (Spain)	24,850	805,140

Total Medical / Healthcare
(Cost $3,564,770)		5,332,964

REITs		9.21%
Diversified And Specialty REITs		2.03%
Weyerhaeuser Co.	35,065	1,051,249

Health Care		1.96%
Ventas Inc.	18,000	1,015,740

Multi-Family		1.70%
American Campus
Communities Inc.	21,315	881,162

Office		1.91%
Corporate Office
Properties Trust	45,200	986,716

Retail		1.61%
Tanger Factory Outlet
Centers Inc.	25,400	830,580

WESTCORE MID-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2015 (continued)

	Shares	Market Value
Total REITs
(Cost $4,686,413)		$4,765,447

Technology		7.10%
Cable / Satellite / Telecomm Svc		0.85%
TELUS Corp. (Canada)	15,910	439,911

Computer Software		2.32%
CA Inc.	23,180	662,021
National Instruments Corp.	18,760	538,224
		1,200,245

Peripherals		2.03%
Western Digital Corp.	17,490	1,050,275

Semiconductors		1.90%
Xilinx Inc.	20,925	982,847

Total Technology
(Cost $4,184,168)		3,673,278

Utilities		10.39%
Integrated Gas & Electric		6.50%
OGE Energy Corp.	30,400	799,216
PG&E Corp.	20,725	1,102,363
SCANA Corp.	15,100	913,399
Xcel Energy Inc.	15,265	548,166
		3,363,144

Regulated Electric		2.80%
Edison International	24,455	1,447,980

Water Utilities		1.09%
American Water Works
Co. Inc.	9,505	567,924

Total Utilities
(Cost $4,837,292)		5,379,048

Total Common Stocks
(Cost $45,442,775)		50,397,131

MONEY MARKET MUTUAL FUNDS		2.49%
Bank of New York
Cash Reserve
(7 Day Yield 0.050%)	2,949	2,949
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	1,284,555	1,284,554

Total Money Market Mutual Funds
(Cost $1,287,503)		$1,287,503

	Shares	Market Value
Total Investments
(Cost $46,730,278)	99.89%	$51,684,634

Other Assets in Excess
of Liabilities	0.11%	57,377

Net Assets	100.00%	$51,742,011

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		99.54%
Basic Materials		3.95%
Chemicals		1.97%
Compass Minerals
International Inc.	48,240	$3,631,025

Forestry & Paper		1.98%
KapStone Paper and
Packaging Corp.	161,700	3,652,803

Total Basic Materials
(Cost $7,505,050)		7,283,828

Capital Goods		15.70%
Aerospace / Defense Suppliers		3.39%
Cubic Corp.	90,913	4,295,639
Curtiss-Wright Corp.	28,466	1,949,921
		6,245,560

Agricultural Products		3.99%
Dean Foods Co.	428,985	7,357,093

Business Products & Services		2.07%
ABM Industries Inc.	67,005	1,907,632
G&K Services Inc. - Class A	30,380	1,910,902
		3,818,534

Electrical Equipment		1.68%
Watts Water Technologies
Inc. - Class A	62,370	3,097,918

Engineering & Construction		1.03%
Tetra Tech Inc.	73,200	1,904,664

Industrial Products		3.54%
Hyster-Yale Materials
Handling Inc.	43,594	2,286,506
Regal Beloit Corp.	40,812	2,388,318
The Timken Co.	64,700	1,849,773
		6,524,597

Total Capital Goods
(Cost $27,878,061)		28,948,366

Consumer		14.92%
Clothing & Accessories		5.27%
Abercrombie & Fitch
Co. - Class A	183,390	4,951,530
Caleres Inc.	110,880	2,973,802
Guess? Inc.	95,400	1,801,152
		9,726,484

Consumer Durables		1.78%
Steelcase Inc. - Class A	220,245	3,281,650

	Shares	Market Value
General Merchandise		2.04%
Big Lots Inc.	97,760	$3,767,670

Home Products		1.81%
Tupperware Brands Corp.	60,100	3,344,565

Publishing & Media		1.26%
AMC Entertainment
Holdings Inc. - Class A	96,755	2,322,120

Recreation & Leisure		1.36%
Thor Industries Inc.	44,670	2,508,221

Restaurants		1.40%
Bloomin’ Brands Inc.	152,500	2,575,725

Total Consumer
(Cost $27,331,569)		27,526,435

Energy		5.12%
Alternative Energy		1.13%
Green Plains Inc.	90,900	2,081,610

Exploration & Production		2.89%
Energen Corp.	60,100	2,463,499
SM Energy Co.	146,300	2,876,258
		5,339,757

Oil Services		1.10%
Patterson-UTI Energy Inc.	134,000	2,020,720

Total Energy
(Cost $11,331,689)		9,442,087

Interest Rate Sensitive		27.17%
Life & Health Insurance		2.14%
CNO Financial Group Inc.	100,080	1,910,527
Primerica Inc.	43,100	2,035,613
		3,946,140

Other Banks		11.65%
Community Bank
System Inc.	23,370	933,398
First Midwest Bancorp Inc.	117,085	2,157,877
FirstMerit Corp.	164,760	3,072,774
FNB Corp.	143,200	1,910,288
Hancock Holding Co.	65,505	1,648,761
United Community
Banks Inc.	142,925	2,785,608
Valley National Bancorp	424,370	4,180,045
Westamerica Bancorp	58,195	2,720,616
Wintrust Financial Corp.	42,972	2,085,001
		21,494,368

	Shares	Market Value
Property Casualty Insurance		3.78%
Argo Group International
Holdings Ltd.
(Bermuda)	42,130	$2,521,059

Endurance Specialty
Holdings Ltd.
(Bermuda)	39,315	2,515,767
The Hanover Insurance
Group Inc.	23,695	1,927,351
		6,964,177

Regional Banks		2.11%
First Horizon National Corp.	267,965	3,890,852

Securities & Asset Management		1.94%
Greenhill & Co. Inc.	124,782	3,570,013

Specialty Finance		1.17%
Cash America
International Inc.	72,355	2,167,032

Thrifts		4.38%
IBERIABANK Corp.	56,985	3,138,164
Northwest Bancshares Inc.	161,755	2,165,899
Webster Financial Corp.	74,745	2,779,767
		8,083,830

Total Interest Rate Sensitive
(Cost $42,614,112)		50,116,412

Medical / Healthcare		5.95%
Healthcare Services		1.08%
Aceto Corp.	73,900	1,993,822

Medical Products & Supplies		1.82%
West Pharmaceutical
Services Inc.	55,642	3,350,761

Medical Technology		1.70%
Bio-Techne Corp.	34,835	3,135,150

Pharmaceuticals		1.35%
Phibro Animal Health
Corp. - Class A	82,754	2,493,378

Total Medical / Healthcare
(Cost $8,086,981)		10,973,111

REITs		11.63%
Diversified And Specialty REITs		4.15%
CyrusOne Inc.	59,455	2,226,590
DuPont Fabros
Technology Inc.	75,255	2,392,357
The GEO Group Inc.	105,051	3,037,024
		7,655,971

WESTCORE SMALL-CAP VALUE DIVIDEND FUND AS OF DECEMBER 31, 2015 (continued)

	Shares	Market Value
Office		6.03%
Corporate Office
Properties Trust	133,996	$2,925,133
Education Realty Trust Inc.	78,771	2,983,845
Gramercy Property
Trust Inc.	405,407	3,129,742
Mack-Cali Realty Corp.	89,340	2,086,089
		11,124,809

Retail		1.45%
CBL & Associates
Properties Inc.	216,373	2,676,534

Total REITs
(Cost $19,873,672)		21,457,314

Technology		9.93%
Computer Software		4.02%
Mentor Graphics Corp.	143,275	2,639,125
National Instruments Corp.	89,370	2,564,025
NICE Systems Ltd.
ADR (Israel)	38,555	2,209,973
		7,413,123

Electronic Equipment		0.94%
Belden Inc.	36,230	1,727,446

IT Services		1.85%
ManTech International
Corp. - Class A	113,205	3,423,319

Networking		3.12%
InterDigital Inc.	75,500	3,702,520
Plantronics Inc.	43,168	2,047,027
		5,749,547

Total Technology
(Cost $18,095,643)		18,313,435

Utilities		5.17%
Gas Utilities		2.23%
The Laclede Group Inc.	34,325	2,039,248
WGL Holdings Inc.	33,100	2,084,969
		4,124,217

Regulated Electric		2.32%
El Paso Electric Co.	54,255	2,088,818
Portland General
Electric Co.	60,100	2,185,837
		4,274,655

Water Utilities		0.62%
California Water
Service Group	49,008	1,140,416

	Shares	Market Value
Total Utilities
(Cost $7,199,058)		$9,539,288

Total Common Stocks
(Cost $169,915,835)		183,600,276

MONEY MARKET MUTUAL FUNDS		0.07%
Bank of New York
Cash Reserve
(7 Day Yield 0.050%)	129,476	129,476

Total Money Market Mutual Funds
(Cost $129,476)		129,476

Total Investments
(Cost $170,045,311)	99.61%	183,729,752

Other Assets in Excess
of Liabilities	0.39%	725,518

Net Assets	100.00%	$184,455,270

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		98.81%
Consumer Discretionary		11.63%
Auto Components		0.49%
Horizon Global Corp.**	9,888	$102,539

Automobiles		0.40%
Winnebago Industries Inc.	4,149	82,565

Hotels Restaurants & Leisure		2.95%
Denny’s Corp.**	20,026	196,856
RCI Hopitality Holdings Inc.**	13,498	134,845
Red Robin Gourmet
Burgers Inc.**	1,729	106,748
Ruth’s Hospitality Group Inc.	11,029	175,582
		614,031

Household Durables		1.74%
CSS Industries Inc.	3,453	97,996
ZAGG Inc.**	24,082	263,457
		361,453

Internet & Catalog Retail		0.65%
1-800-Flowers.com Inc. -
Class A**	18,404	133,981

Leisure Equipment & Products		0.81%
Smith & Wesson
Holding Corp.**	7,650	168,147

Media		1.95%
Entravision
Communications
Corp. - Class A	23,867	184,015
Harte-Hanks Inc.	21,943	71,095
Reading International Inc. -
Class A**	11,403	149,493
		404,603

Specialty Retail		1.42%
Build-A-Bear Workshop Inc.**	3,851	47,136
Citi Trends Inc.	8,094	171,997
Zumiez Inc.**	5,022	75,933
		295,066

Textiles Apparel & Luxury Goods		1.22%
Unifi Inc.**	5,413	152,376
Vince Holding Corp.**	22,265	101,974
		254,350

Total Consumer Discretionary
(Cost $1,872,273)		2,416,735

Consumer Staples		3.26%
Food & Staples Retailing		0.62%
Ingles Markets Inc. - Class A	2,941	129,639

	Shares	Market Value
Food Products		1.28%
John B Sanfilippo & Son Inc.	1,254	$67,754
Omega Protein Corp.**	8,917	197,957
		265,711

Household Products		0.88%
Central Garden & Pet Co. -
Class A**	13,424	182,567

Personal Products		0.48%
Nutraceutical
International Corp.**	3,845	99,278

Total Consumer Staples
(Cost $435,746)		677,195

Energy		2.82%
Energy Equipment & Services		0.48%
Tidewater Inc.	5,282	36,763
Unit Corp.**	5,096	62,171
		98,934

Oil Gas & Consumable Fuels		2.34%
Callon Petroleum Co.**	8,842	73,742
Jones Energy Inc. - Class A**	8,652	33,310
Panhandle Oil and Gas
Inc. - Class A	3,860	62,378
Renewable Energy
Group Inc.**	9,646	89,611
REX American
Resources Corp.**	3,735	201,951
Westmoreland Coal Co.**	4,346	25,555
		486,547

Total Energy
(Cost $595,094)		585,481

Financials		31.01%
Banks		10.57%
American National
Bankshares Inc.	5,619	143,903
Camden National Corp.	4,362	192,321
Central Pacific
Financial Corp.	6,929	152,577
Enterprise Financial
Services Corp.	7,728	219,089
First Busey Corp.	8,123	167,577
First Financial Corp.	6,034	204,975
Great Southern Bancorp Inc.	3,511	158,908
Heritage Financial Corp.	8,043	151,530
Independent Bank Corp.	11,875	180,856
Macatawa Bank Corp.	30,962	187,320
MainSource Financial
Group Inc.	6,921	158,352
Mercantile Bank Corp.	4,217	103,485

	Shares	Market Value
Washington Trust
Bancorp Inc.	4,478	$176,971
		2,197,864

Capital Markets		3.52%
Cowen Group Inc.**	34,476	132,043
Diamond Hill Investment
Group Inc.	1,002	189,378
INTL. FCStone Inc.**	1,949	65,214
Manning & Napier Inc.	18,311	155,460
Moelis & Co. - Class A
(Japan)	6,490	189,378
		731,473

Consumer Finance		0.66%
Asta Funding Inc.**	17,370	138,091

Insurance		3.58%
EMC Insurance Group Inc.	3,961	100,213
Federated National Holding
Co. - Class C	3,697	109,283
HCI Group Inc.	2,250	78,413
National Western Life
Insurance Co. - Class A	653	164,517
United Fire Group Inc.	2,562	98,150
Universal Insurance
Holdings Inc.	8,305	192,510
		743,086

Real Estate Investment Trust (REITs)		4.84%
Altisource Residential Corp.,		62,621
Apollo Residential
Mortgage Inc.	8,551	102,184
Arbor Realty Trust Inc.	30,298	216,631
Ashford Hospitality Prime Inc.	9,801	142,115
First Potomac Realty Trust	10,718	122,185
New York Mortgage Trust Inc.	20,636	109,990
Rouse Properties Inc.	8,792	128,012
Universal Health Realty
Income Trust	2,449	122,474
		1,006,212

Thrifts & Mortgage Finance		7.84%
BankFinancial Corp.	12,936	163,382
Cape Bancorp Inc.	18,636	231,645
ESSA Bancorp Inc.	17,545	240,016
Federal Agricultural
Mortgage Corp. -
Class C	4,813	151,946
First Defiance Financial Corp.	5,900	222,902
Flagstar Bancorp Inc.**	8,392	193,939
Meta Financial Group Inc.	1,922	88,277
Waterstone Financial Inc.	16,877	237,966
Westfield Financial Inc.	11,802	99,137
		1,629,210

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2015 (continued)

	Shares	Market Value
Total Financials
(Cost $5,785,539)		$6,445,936

Health Care		23.21%
Biotechnology		7.17%
Aegerion Pharmaceuticals
Inc.**	7,012	70,820
Agenus Inc.**	7,958	36,129
BioCryst Pharmaceuticals
Inc.**	6,587	67,978
BioSpecifics Technologies
Corp.**	4,348	186,833
Cancer Genetics Inc.**	12,699	41,907
Cytokinetics Inc.**	13,437	140,551
Emergent Biosolutions Inc.**	6,996	279,910
Fortress Biotech Inc.**	42,878	119,630
Infinity Pharmaceuticals Inc.**	12,939	101,571
Inovio Pharmaceuticals Inc.**	10,111	67,946
Orexigen Therapeutics Inc.**	25,536	43,922
Osiris Therapeutics Inc.	6,014	62,425
PDL BioPharma Inc.	19,550	69,207
Spectrum Pharmaceuticals
Inc.**	33,396	201,378
		1,490,207

Health Care Equipment & Supplies		5.62%
Anika Therapeutics Inc.**	3,920	149,587
Atrion Corp.	589	224,527
CryoLife Inc.	12,338	133,004
Cynosure Inc. - Class A**	3,598	160,723
Kewaunee Scientific Corp.	6,702	119,228
Meridian Bioscience Inc.	5,332	109,413
OraSure Technologies Inc.**	22,566	145,325
RTI Surgical Inc.**	31,966	126,905
		1,168,712

Health Care Providers & Services		5.31%
Addus HomeCare Corp.**	4,417	102,828
Capital Senior Living Corp.**	4,230	88,238
Civitas Solutions Inc.**	6,476	186,444
Ensign Group Inc.	7,270	164,520
InfuSystems Holdings Inc.**	50,860	155,123
LHC Group Inc.**	4,205	190,444
RadNet Inc.**	17,065	105,462
Triple-S Management Corp. -
Class B (Puerto Rico)**	4,628	110,655
		1,103,714

Health Care Technology		0.43%
Omnicell Inc.**	2,857	88,796

Life Sciences Tools & Services		1.82%
Affymetrix Inc.**	15,002	151,370

	Shares	Market Value
Albany Molecular
Research Inc.**	6,660	$132,201
Harvard Bioscience Inc.**	27,115	94,089
		377,660

Pharmaceuticals		2.86%
Endocyte Inc.**	21,523	86,307
Pozen Inc.**	17,287	118,070
SciClone Pharmaceuticals
Inc.**	27,314	251,289
Teligent Inc.**	15,720	139,908
		595,574

Total Health Care
(Cost $4,382,732)		4,824,663

Industrials		5.70%
Aerospace & Defense		0.41%
National Presto
Industries Inc.	1,031	85,429

Commercial Services & Supplies		0.63%
Quad Graphics Inc.	6,974	64,858
Viad Corp.	2,386	67,357
		132,215

Construction & Engineering		0.85%
Argan Inc.	5,428	175,867

Machinery		2.17%
Douglas Dynamics Inc.	9,787	206,212
Lydall Inc.**	4,861	172,469
Twin Disc Inc.	6,812	71,662
		450,343

Professional Services		1.64%
CBIZ Inc.**	7,186	70,854
RPX Corp.**	13,159	144,749
VSE Corp.	2,006	124,733
		340,336

Total Industrials
(Cost $1,020,290)		1,184,190

Information Technology		14.57%
Communications Equipment		2.28%
ADTRAN Inc.	5,210	89,716
Bel Fuse Inc. - Class B	5,487	94,870
Black Box Corp.	5,068	48,298
CalAmp Corp.**	4,429	88,270
Ituran Location and Control
Ltd. (Israel)	8,081	152,974
		474,128

	Shares	Market Value
Electonic Equipment
Instruments & Components		2.40%
Checkpoint Systems Inc.	9,397	$58,919
ePlus Inc.**	1,578	147,164
DTS Inc.**	6,055	136,722
Methode Electronics Inc.	4,906	156,158
		498,963

Internet Software & Services		2.95%
DHI Group Inc.**	20,970	192,295
IntraLinks Holdings Inc.**	14,783	134,082
Monster Worldwide Inc.**	10,737	61,523
REIS Inc.	6,860	162,788
RetailMeNot Inc.**	6,309	62,585
		613,273

IT Services		3.26%
Hackett Group Inc.	5,757	92,515
Higher One Holdings Inc.**	44,182	143,150
ManTech International
Corp./VA - Class A	6,477	195,864
Net 1 UEPS Technologies
Inc. (South Africa)**	13,246	178,953
PRGX Global Inc.**	18,157	67,544
		678,026

Semiconductors &
Semiconductor Equipment		1.79%
Cascade Microtech Inc.**	11,221	182,341
IXYS Corp.	6,602	83,384
Photronics Inc.**	8,485	105,638
		371,363

Software		1.89%
Mind CTI Ltd. (Israel)	38,656	97,800
Rovi Corp.**	5,099	84,949
TeleCommunication
Systems Inc. -
Class A**	19,037	94,614
VASCO Data Security
International Inc.**	6,990	116,943
		394,306

Total Information Technology
(Cost $2,785,944)		3,030,059

Materials		4.35%
Chemicals		1.23%
FutureFuel Corp.	8,209	110,822
KMG Chemicals Inc.	6,270	144,335
		255,157

Containers & Packaging		0.77%
AEP Industries Inc.**	2,077	160,240

WESTCORE MICRO-CAP OPPORTUNITY FUND AS OF DECEMBER 31, 2015 (continued)

	Shares	Market Value
Metals & Mining		1.46%
Handy & Harman Ltd.**	4,562	$93,567
Nevsun Resources Ltd.
(Canada)	46,202	125,207
Schnitzer Steel Industries
Inc. - Class A	5,949	85,487
		304,261

Paper & Forest Products		0.89%
Neenah Paper Inc.	1,502	93,770
P.H. Glatfelter Co.	4,879	89,969
		183,739

Total Materials
(Cost $825,955)		903,397

Telecommunication Services		1.52%
Diversified
Telecommunication Services		0.94%
IDT Corp. - Class B	6,143	71,628
Inteliquent	6,951	123,519
		195,147

Wireless
Telecommunication Services		0.58%
Spok Holdings Inc.	6,589	120,710

Total Telecommunication Services
(Cost $172,829)		315,857

Utilities		0.74%
Gas Utilities		0.74%
Chesapeake Utilities Corp.	2,726	154,701

Total Utilities
(Cost $91,650)		154,701

Total Common Stocks
(Cost $17,968,052)		20,538,214

RIGHTS AND WARRANTS		0.02%
Health Care		0.02%
Pharmaceuticals		0.02%
Valeant Pharmaceuticals
International, Inc.(1)	22,952	4,361

Total Health Care
(Cost $0)		4,361

Total Rights and Warrants
(Cost $0)		4,361

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		1.31%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	271,957	$271,957

Total Money Market Mutual Funds
(Cost $271,957)		271,957

Total Investments
(Cost $18,240,009)	100.14% 20,814,532

Liabilities in Excess of
Other Assets	(0.14%)	(28,513)

Net Assets	100.00%	$20,786,019

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(1) This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2015, these securities represented 0.02% of the Fund’s net assets.

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
COMMON STOCKS		100.18%
Consumer Discretionary		39.25%
Diversified Consumer Services		6.97%
3P Learning Ltd.
(Australia)	1,587,528	$2,325,232
G8 Education Ltd.
(Australia)	1,536,400	3,996,881
Slater & Gordon Ltd.
(Australia)	1,100,667	661,696
		6,983,809

Hotels Restaurants & Leisure		15.77%
Arcland Service Co. Ltd.
(Japan)	168,744	4,051,583
Corporate Travel
Management Ltd.
(Australia)	384,970	3,683,328
Domino’s Pizza Group
PLC (United
Kingdom)	178,645	2,770,531
MTY Food Group Inc.
(Canada)	106,762	2,502,198
REXLot Holdings Ltd.
(Hong Kong)(1)	120,437,758	2,797,246
		15,804,886

Internet & Catalog Retail		3.48%
Webjet Ltd. (Australia)	869,789	3,485,983

Media		6.98%
CTS Eventim AG & Co.
KGaA (Germany)	47,045	1,865,310
ITE Group PLC (United
Kingdom)	1,125,520	2,617,453
Pico Far East Holdings
Ltd. (Hong Kong)	8,886,100	2,407,831
REA Group Ltd.
(Australia)	2,609	104,736
		6,995,330

Multiline Retail		2.52%
Woolworths Holdings Ltd.
(South Africa)	390,133	2,526,468

Textiles Apparel & Luxury Goods		3.53%
Burberry Group PLC
(United Kingdom)	105,621	1,860,692
Xtep International
Holdings Ltd.
(China)	3,159,070	1,683,468
		3,544,160

Total Consumer Discretionary
(Cost $41,304,240)		39,340,636

	Shares	Market Value
Consumer Staples		3.05%
Food & Staples Retailing		3.05%
Tsuruha Holdings Inc.
(Japan)	35,273	$3,056,263

Total Consumer Staples
(Cost $1,339,015)		3,056,263

Financials		12.76%
Capital Markets		6.23%
Azimut Holding S.p.A.
(Italy)	121,550	3,021,274
CETIP SA - Mercados
Organizados (Brazil)	339,969	3,222,455
		6,243,729

Diversified Financial Services		3.62%
OzForex Group Ltd.
(Australia)	1,517,170	3,626,242

Real Estate
Management & Development		2.91%
Japan Property
Management Center
Co. Ltd. (Japan)	244,325	2,914,398

Total Financials
(Cost $10,529,098)		12,784,369

Health Care		4.19%
Pharmaceuticals		4.19%
China Medical System
Holdings Ltd. (China)	2,850,127	4,199,773

Total Health Care
(Cost $1,031,110)		4,199,773

Industrials		20.59%
Building Products		3.30%
Caesarstone Sdot-Yam
Ltd. (Israel)**	76,400	3,311,176

Commercial Services & Supplies		3.92%
Credit Corp. Group Ltd.
(Australia)	490,932	3,720,518
Mears Group PLC (United
Kingdom)	30,001	206,984
		3,927,502

Construction & Engineering		3.39%
Decmil Group Ltd.
(Australia)(2)	4,463,723	3,399,087

	Shares	Market Value
Professional Services		6.50%
Nihon M&A Center Inc.
(Japan)	75,818	$3,650,354
Utilitywise PLC (United
Kingdom)	1,107,700	2,861,782
		6,512,136

Trading Companies & Distributors		3.48%
Diploma PLC
(United Kingdom)	310,756	3,486,267

Total Industrials
(Cost $19,480,606)		20,636,168

Information Technology		20.34%
Electronic Equipment Instruments
& Components		3.29%
PAX Global Technology
Ltd. (Hong Kong)	3,201,788	3,300,919

Internet Software & Services		10.73%
iomart Group PLC
(United Kingdom)	168,800	676,858
Kakaku.com Inc. (Japan)	164,987	3,245,229
Rightmove PLC
(United Kingdom)	54,320	3,303,240
SMS Co. Ltd. (Japan)	168,178	3,530,782
		10,756,109

IT Services		3.27%
CANCOM SE (Germany)	69,339	3,275,200

Software		3.05%
Magic Software Enterprises
Ltd. (Israel)	552,173	3,053,517

Total Information Technology
(Cost $13,819,505)		20,385,745

Total Common Stocks
(Cost $87,503,574)		100,402,954

Total Investments
(Cost $87,503,574)	100.18%	100,402,954

Liabilities in Excess of
Other Assets	(0.18%)	(179,597)

Net Assets	100.00%	$100,223,357

WESTCORE INTERNATIONAL SMALL-CAP FUND AS OF DECEMBER 31, 2015 (continued)

Westcore International Small-Cap Fund
Country Breakdown as of December 31, 2015
Country	Market Value	%
Australia	$25,003,703	24.96%
Japan	20,448,609	20.40%
United Kingdom	17,783,807	17.74%
Hong Kong	8,505,996	8.48%
Israel	6,364,693	6.35%
China	5,883,241	5.87%
Germany	5,140,510	5.13%
Brazil	3,222,455	3.22%
Italy	3,021,274	3.01%
South Africa	2,526,468	2.52%
Canada	2,502,198	2.50%
Total Investments	100,402,954	100.18%
Liabilities in Excess of
Other Assets	(179,597)	(0.18%)
Net Assets	$100,223,357	100.00%

Please note the country breakdown is based on the company headquarters.

Sector and industry classifications presented herein are based on the sector and industry categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(1) This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2015, these securities represented 2.79% of the Fund’s net assets.

(2) Affiliated Securities

** Non-income producing security.

See Notes to Financial Statements.

Outstanding Forward Foreign Currency Contracts(a)
						Unrealized
Contract	Contracted	Purchase/Sale	Expiration	Value On	Current	Appreciation/
Description	Amount	Contract	Date	Settlement Date	Value	(Depreciation)
CAD	3,369,409	Sale	03/23/2016	$2,442,082	$2,435,608	$6,474
HKD	88,633,333	Sale	03/23/2016	11,445,450	11,443,737	1,713
JPY	1,230,837,177	Purchase	03/23/2016	10,120,685	10,263,934	143,249
NZD	1,619,309	Purchase	03/23/2016	1,089,027	1,101,897	12,870
SEK	45,274,817	Purchase	03/23/2016	5,324,751	5,376,577	51,826
ZAR	37,519,091	Sale	03/23/2016	2,448,391	2,388,575	59,816
						$275,948

AUD	26,741,702	Sale	03/23/2016	$19,189,177	$19,406,691	$(217,514)
BRL	12,939,220	Sale	03/23/2016	3,173,789	3,179,021	(5,232)
CHF	4,317,830	Purchase	03/23/2016	4,399,977	4,326,528	(73,449)
DKK	12,795,251	Purchase	03/23/2016	1,881,447	1,868,102	(13,345)
EUR	15,179,996	Purchase	03/23/2016	16,656,630	16,532,898	(123,732)
GBP	2,243,247	Purchase	03/23/2016	3,366,301	3,307,484	(58,817)
ILS	4,428,199	Purchase	03/23/2016	1,142,554	1,140,177	(2,377)
NOK	14,928,971	Purchase	03/23/2016	1,703,326	1,685,307	(18,019)
SGD	2,769,829	Purchase	03/23/2016	1,959,288	1,948,050	(11,238)
						$(523,723)

(a) As of December 31, 2015, BNY Mellon is the counter party for all Forward Foreign Currency Contracts.

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
PREFERRED STOCKS		2.42%
Financial Institutions		2.42%
Banking		1.61%
ING Group NV (Netherlands),
0.383%	29,000	$740,660
Royal Bank of Scotland Group PLC (Great Britain),
6.600%	7,800	198,120
		938,780

Real Estate Investment Trusts
(REITs)		0.81%
Hersha Hospitality Trust,
Series B, 0.500%	18,600	471,138

Total Financial Institutions
(Cost $1,406,748)		1,409,918

Total Preferred Stocks
(Cost $1,406,748)		1,409,918

	Principal
	Amount	Market Value
CORPORATE BONDS		88.09%
Financial Institutions		5.28%
Banking		1.20%
Emigrant Capital Trust II - 144A:
2.840%, 4/14/2034(1)(2)	$500,000	$311,875
Washington Mutual Bank:
5.550%, 6/16/2010**(3)	2,000,000	385,000
		696,875

Finance Companies		4.08%
AerCap Ireland Capital Ltd. / AerCap Global
Aviation Trust (Ireland):
4.625%, 7/1/2022	750,000	760,312
Aviation Capital Group Corp. - 144A:
6.750%, 4/6/2021(2)	575,000	644,719
Provident Funding Associates LP / PFG Finance
Corp. - 144A:
6.750%, 6/15/2021(2)	1,000,000	972,500
		2,377,531

Total Financial Institutions
(Cost $4,803,661)		3,074,406

Industrial		80.62%
Basic Industry		7.97%
Compass Minerals International Inc. - 144A:
4.875%, 7/15/2024(2)	1,400,000	1,340,500
FMG Resources August 2006 Pty Ltd. - 144A
(Australia):
8.250%, 11/1/2019(2)	1,500,000	1,196,250
Newmont Mining Corp.:
3.500%, 3/15/2022	500,000	446,428

	Principal	Market
	Amount	Value
Potlatch Corp.:
7.500%, 11/1/2019	$1,500,000	$1,650,000
		4,633,178

Capital Goods		11.65%
Ball Corp.:
5.250%, 7/1/2025	1,200,000	1,231,500
Crown Americas LLC / Crown Americas Capital
Corp. III:
6.250%, 2/1/2021	1,575,000	1,628,156
Huntington Ingalls Industries Inc. - 144A:
5.000%, 11/15/2025(2)	250,000	254,375
James Hardie International Finance Ltd. - 144A
(Ireland):
5.875%, 2/15/2023(2)	530,000	543,250
Masco Corp.:
5.950%, 3/15/2022	1,000,000	1,082,500
US Concrete Inc.:
8.500%, 12/1/2018	1,000,000	1,040,000
Vulcan Materials Co.:
4.500%, 4/1/2025	1,000,000	995,000
		6,774,781

Communications		13.32%
AMC Networks Inc.:
4.750%, 12/15/2022	975,000	978,656
DISH DBS Corp.:
5.875%, 7/15/2022	1,250,000	1,168,750
Frontier Communications Corp. - 144A:
8.875%, 9/15/2020(2)	1,750,000	1,776,250
Netflix Inc.:
5.375%, 2/1/2021	650,000	685,750
Outfront Media Capital LLC / Outfront Media
Capital Corp.:
5.250%, 2/15/2022	1,250,000	1,282,813
T-Mobile USA Inc.:
6.542%, 4/28/2020	600,000	627,000
Virgin Media/Secured Finance PLC (United
Kingdom):
5.250%, 1/15/2021	1,160,000	1,228,150
		7,747,369

Consumer Cyclical		14.62%
Activision Blizzard Inc. - 144A:
6.125%, 9/15/2023(2)	625,000	664,063
General Motors Co.:
4.875%, 10/2/2023	575,000	590,899
General Motors Financial Co. Inc:
4.250%, 5/15/2023	425,000	421,085
Goodyear Tire & Rubber Co.:
8.750%, 8/15/2020	1,644,000	1,960,470
Hanesbrands Inc.:
6.375%, 12/15/2020	750,000	776,438
Limited Brands Inc.:
7.000%, 5/1/2020	1,250,000	1,415,625

	Principal	Market
	Amount	Value
Meritor Inc.:
6.250%, 2/15/2024	$1,000,000	$860,000
Royal Caribbean Cruises Ltd. (Liberia):
5.250%, 11/15/2022	875,000	901,250
7.500%, 10/15/2027	800,000	914,000
		8,503,830

Consumer Non-Cyclical		5.56%
Constellation Brands Inc.:
6.000%, 5/1/2022	925,000	1,019,812
Jarden Corp.:
6.125%, 11/15/2022	500,000	516,562
Tesco PLC - 144A (Great Britain):
6.150%, 11/15/2037(2)	425,000	369,577
The WhiteWave Foods Co.:
5.375%, 10/1/2022	1,250,000	1,325,000
Winn-Dixie Stores Inc.:
Series Escrow Units,
4/1/2008**(3)(4)	2,150,000	0
		3,230,951

Energy - Independent		10.18%
Concho Resources Inc.:
5.500%, 4/1/2023	1,575,000	1,464,750
Denbury Resources Inc.:
6.375%, 8/15/2021	1,500,000	547,500
Diamondback Energy, Inc.:
7.625%, 10/1/2021	1,000,000	1,015,000
Range Resources Corp.:
5.000%, 8/15/2022	1,000,000	752,500
Range Resources Corp. - 144A:
4.875%, 5/15/2025(2)	1,000,000	763,750
Southwestern Energy Co.
7.500%, 2/1/2018	325,000	276,656
Whiting Petroleum Corp.:
5.750%, 3/15/2021	1,500,000	1,101,000
		5,921,156

Energy - Midstream		10.12%
AmeriGas Finance LLC / AmeriGas Finance Corp.:
6.750%, 5/20/2020	1,500,000	1,466,250
Boardwalk Pipelines LP:
3.375%, 2/1/2023	1,250,000	1,006,669
MPLX LP - 144A:
4.875%, 6/1/2025(2)	1,850,000	1,665,000
Sabine Pass LNG LP:
7.500%, 11/30/2016	1,750,000	1,750,000
		5,887,919

Energy - Oil Field Services		1.25%
Gulfmark Offshore Inc.:
6.375%, 3/15/2022	1,340,000	726,950

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2015 (continued)

	Principal	Market
	Amount	Value
Energy - Refining		2.59%
Tesoro Corp.:
5.375%, 10/1/2022	$1,500,000	$1,509,375

Technology		3.32%
Amkor Technology Inc.:
6.625%, 6/1/2021	1,000,000	996,250
Iron Mountain Inc.:
6.000%, 8/15/2023	900,000	934,875
		1,931,125

Transportation		0.04%
Continental Airlines Inc.:
Pass-Through
Certificates, Series
1999-1B, Class B,
6.795%, 8/2/2018	19,772	20,687

Total Industrial
(Cost $49,996,111)		46,887,321

Utility		2.19%
Electric		2.19%
Calpine Corp Escrow:
8.750%, 7/15/2013**(3)(4)	200,000	0
NRG Energy Inc.:
7.875%, 5/15/2021	1,350,000	1,272,375
		1,272,375

Total Utility
(Cost $1,467,365)		1,272,375

Total Corporate Bonds
(Cost $56,267,137)		51,234,102

MORTGAGE BACKED SECURITY		3.88%
Commercial Mortgage-Backed
Securities		2.72%
Commercial Mortgage-Backed
Securities		2.72%
Tuckahoe Credit Lease Trust - 144A:
9.310%, 10/20/2025(2)(4) 1,557,087		1,581,689

Total Commercial Mortgage-Backed Securities
(Cost $1,406,863)		1,581,689

Residential Mortgage-Backed
Securities		1.16%
Residential Mortgage-Backed
Securities		1.16%
Citigroup Mortgage Loan Trust Inc.:
Series 2003-UST1,
Class A1, 5.500%,
12/25/2018	669,299	672,687

		Market Value
Total Residential Mortgage-Backed Securities
(Cost $671,881)		$672,687

Total Mortgage Backed Security
(Cost $2,078,744)		2,254,376

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		4.20%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	2,443,388	$2,443,388

Total Money Market Mutual Funds
(Cost $2,443,388)		2,443,388

Total Investments
(Cost $62,196,017)	98.59%	57,341,784

Other Assets in Excess
of Liabilities	1.41%	818,418

Net Assets	100.00%	$58,160,202

** Non-income producing security.

See Notes to Financial Statements.

WESTCORE FLEXIBLE INCOME FUND AS OF DECEMBER 31, 2015 (continued)

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(2) This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	of Net Assets
Activision Blizzard Inc. - 144A	6.125%	09/15/2023	12/01/2014	$675,538	$664,063	1.14	%^
Aviation Capital Group Corp. - 144A	6.750%	04/06/2021	12/07/2011	557,169	644,719	1.11	%^
Compass Minerals International Inc. - 144A	4.875%	07/15/2024	10/23/2014	1,386,662	1,340,500	2.30	%^
Emigrant Capital Trust II - 144A	2.840%	04/14/2034	08/11/2004	498,226	311,875	0.54%
FMG Resources August 2006 Pty Ltd. - 144A	8.250%	11/01/2019	10/18/2013 - 05/30/2014	1,602,395	1,196,250	2.06	%^
Frontier Communications Corp. - 144A	8.875%	09/15/2020	09/11/2015	1,768,267	1,776,250	3.05	%^
Huntington Ingalls Industries Inc. - 144A	5.000%	11/15/2025	11/02/2015	250,000	254,375	0.44	%^
James Hardie International
Finance Ltd. - 144A	5.875%	02/15/2023	10/06/2015	537,746	543,250	0.93	%^
MPLX LP - 144A	4.875%	06/01/2025	05/28/2015	1,832,773	1,665,000	2.86	%^
Provident Funding Associates LP / PFG
Finance Corp. - 144A	6.750%	06/15/2021	11/05/2014 - 11/12/2014	987,864	972,500	1.67	%^
Range Resources Corp. - 144A	4.875%	05/15/2025	05/07/2014 - 05/14/2014	1,000,704	763,750	1.31	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/07/2014 - 10/16/2014	451,874	369,577	0.64	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	1,406,863	1,581,689	2.72%
				$12,956,081	$12,083,798	20.77%

^ 144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 17.51% of the Fund’s net assets as of December 31, 2015.

(3) Income is not being accrued on this security due to the issuer’s default or expected default on interest payments. Security deemed to be illiquid under procedures approved by the Fund’s Board of Trustees.

(4) This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2015 these securities represented 2.72% of the Fund’s net assets.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2015

	Shares	Market Value
PREFERRED STOCK		0.62%
Financial Institutions		0.62%
Banking		0.62%
First Tennessee Bank - 144A,
9.375%, 2/10/2015(2)	1,500	$964,219
ING Group NV (Netherlands),
0.383%	161,818	4,132,831
Royal Bank of Scotland Group PLC
(United Kingdom),
6.600%	146,000	3,708,400
		8,805,450

Total Financial Institutions
(Cost $9,289,428)		8,805,450

Total Preferred Stock
(Cost $9,289,428)		8,805,450

	Principal
	Amount	Market Value
CORPORATE BONDS		43.40%
Financial Institutions		15.13%
Banking		6.46%
American Express Credit Corp.:
2.800%, 9/19/2016 $13,800,000		$13,977,716
Bank of America Corp.:
5.000%, 5/13/2021	5,950,000	6,509,104
BB&T Corp.:
6.850%, 4/30/2019	4,150,000	4,733,270
City National Corp.:
5.250%, 9/15/2020	1,900,000	2,115,070
Emigrant Capital Trust II - 144A:
2.840%, 4/14/2034(1)(2)	850,000	530,188
First Tennessee Bank NA:
2.950%, 12/1/2019	10,975,000	10,904,782
JPMorgan Chase & Co.:
4.400%, 7/22/2020	10,425,000	11,152,165
PNC Funding Corp.:
4.375%, 8/11/2020	6,300,000	6,804,643
Toronto-Dominion Bank/The (Canada):
2.250%, 11/5/2019	5,000,000	5,003,395
UBS AG/Stamford CT:
2.375%, 8/14/2019	12,075,000	12,071,233
Union Bank of California:
5.950%, 5/11/2016	3,100,000	3,151,906
Wachovia Corp.:
5.625%, 10/15/2016 14,250,000		14,713,025
		91,666,497

Brokerage/Asset Managers/
Exchanges		0.41%
FMR Corp. - 144A:
7.490%, 6/15/2019(2) 5,000,000		5,782,705

Finance Companies		2.90%

	Principal
	Amount	Market Value
GE Capital International Funding Co. -
144A (Ireland):
0.964%, 4/15/2016(2)	$14,382,000	$14,388,961
General Electric Co.:
Series A, 4.000%,
12/15/2049(1)	14,596,000	14,614,245
International Lease Finance Corp.:
5.875%, 8/15/2022	4,675,000	4,990,562
Provident Funding Associates LP / PFG Finance
Corp. - 144A:
6.750%, 6/15/2021(2) 7,325,000		7,123,563
		41,117,331

Insurance		2.58%
Berkshire Hathaway Finance Corp.:
1.600%, 5/15/2017	5,325,000	5,360,816
Massachusetts Mutual Life Insurance Co. - 144A:
8.875%, 6/1/2039(2)	4,700,000	6,837,297
Northwestern Mutual Life Insurance Co. - 144A:
6.063%, 3/30/2040(2) 6,025,000		7,248,786
PartnerRe Finance B LLC:
5.500%, 6/1/2020	9,700,000	10,658,728
Validus Holdings Ltd. (Bermuda):
8.875%, 1/26/2040	5,175,000	6,481,201
		36,586,828

Real Estate Investment Trusts
(REITs)		2.78%
Omega Healthcare Investors Inc.:
5.875%, 3/15/2024	10,450,000	10,841,875
Ventas Realty LP / Ventas Capital Corp.:
4.750%, 6/1/2021	10,500,000	11,196,664
Washington REIT:
4.950%, 10/1/2020	13,825,000	14,725,118
3.950%, 10/15/2022 2,025,000		1,992,734
Weingarten Realty Investors:
6.640%, 7/15/2026	545,000	619,518
		39,375,909

Total Financial Institutions
(Cost $212,718,508)		214,529,270

Industrial		24.72%
Basic Industry		3.36%
BHP Billiton Finance USA Ltd. (Australia):
6.500%, 4/1/2019	5,025,000	5,539,711
Dow Chemical Co./The:
8.550%, 5/15/2019	9,475,000	11,179,069
Newmont Mining Corp.:
3.500%, 3/15/2022	4,325,000	3,861,602
Potlatch Corp.:
7.500%, 11/1/2019	15,521,000	17,073,100

	Principal
	Amount	Market Value
West Fraser Timber Co. Ltd. - 144A (Canada):
4.350%,
10/15/2024(2)	$10,675,000	$9,972,372
		47,625,854

Capital Goods		0.96%
Exelis Inc.:
5.550%, 10/1/2021	8,912,000	9,785,349
Masco Corp.:
4.450%, 4/1/2025	3,875,000	3,807,188
		13,592,537

Communications		3.41%
America Movil SAB de CV (Mexico):
5.000%, 10/16/2019 6,975,000		7,548,205
American Tower Corp.:
5.900%, 11/1/2021	3,575,000	3,987,451
AT&T Inc.:
2.375%, 11/27/2018 7,300,000		7,361,371
3.000%, 6/30/2022	2,300,000	2,240,637
Series WI, 5.350%,
9/1/2040	3,450,000	3,419,088
Cox Communications, Inc. - 144A:
9.375%, 1/15/2019(2) 2,500,000		2,899,168
Frontier Communications Corp. - 144A:
8.875%, 9/15/2020(2) 4,250,000		4,313,750
Time Warner Inc.:
9.150%, 2/1/2023	2,410,000	3,133,010
Verizon Communications Inc.:
3.000%, 11/1/2021	1,925,000	1,922,811
5.150%, 9/15/2023	10,475,000	11,535,102
		48,360,593

Consumer Cyclical		3.65%
Amazon.com, Inc.:
3.800%, 12/5/2024	7,425,000	7,742,419
Costco Wholesale Corp.:
1.700%, 12/15/2019 13,975,000		13,868,916
General Motors Co.:
4.875%, 10/2/2023	4,200,000	4,316,134
General Motors Financial Co. Inc:
4.250%, 5/15/2023	3,200,000	3,170,525
Royal Caribbean Cruises Ltd.:
5.250%, 11/15/2022 4,200,000		4,326,000
7.500%, 10/15/2027 3,850,000		4,398,625
Wal-Mart Stores Inc.:
7.550%, 2/15/2030	9,900,000	13,978,631
		51,801,250

Consumer Non-Cyclical		4.85%
Anheuser-Busch InBev Worldwide Inc.:
7.750%, 1/15/2019	11,550,000	13,358,972
Mead Johnson Nutrition Co.:
4.900%, 11/1/2019	12,966,000	13,959,520

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2015 (continued)

	Principal
	Amount	Market Value

PepsiCo Inc.:
2.500%, 5/10/2016	$15,000,000	$15,092,145
Tesco PLC - 144A (United Kingdom):
6.150%,
11/15/2037(2)	11,425,000	9,935,089
The WhiteWave Foods Co.:
5.375%, 10/1/2022	7,375,000	7,817,500
Whole Foods Market Inc. - 144A:
5.200%, 12/3/2025(2) 8,650,000		8,658,710
		68,821,936

Energy - Independent		4.40%
Anadarko Finance Co.:
Series B, 7.500%,
5/1/2031	11,100,000	11,822,343
Apache Corp.:
3.250%, 4/15/2022	6,075,000	5,794,560
Burlington Resources Inc.:
6.875%, 2/15/2026	1,000,000	1,096,292
Concho Resources Inc.:
5.500%, 4/1/2023	7,050,000	6,556,500
Devon Energy Corp.:
3.250%, 5/15/2022	9,750,000	8,302,837
Range Resources Corp.:
5.750%, 6/1/2021	7,200,000	5,724,000
Range Resources Corp. - 144A:
4.875%, 5/15/2025(2) 15,125,000		11,551,719
Southwestern Energy Co.:
7.500%, 2/1/2018	7,520,000	6,401,400
Whiting Petroleum Corp.:
5.750%, 3/15/2021	7,000,000	5,138,000
		62,387,651

Energy - Midstream		3.31%
Boardwalk Pipelines LP:
3.375%, 2/1/2023	7,925,000	6,382,280
MPLX LP - 144A:
4.875%, 6/1/2025(2)	15,400,000	13,860,000
Sabine Pass LNG LP:
7.500%, 11/30/2016 14,550,000		14,550,000
Tennessee Gas Pipeline Co.:
7.000%, 3/15/2027	75,000	73,566
7.000%, 10/15/2028 9,775,000		9,435,964
8.375%, 6/15/2032	2,600,000	2,528,864
		46,830,674

Transportation		0.78%
American Airlines 2013-2 Class A Pass
Through Trust:
4.950%, 1/15/2023	9,003,732	9,510,192
CSX Transportation Inc.:
9.750%, 6/15/2020	1,250,000	1,589,656
		11,099,848

	Principal
	Amount	Market Value

Total Industrial
(Cost $365,336,693)		$350,520,343

Utility		3.55%
Electric		3.14%
Commonwealth Edison Co.:
Series 104, 5.950%,
8/15/2016	$7,375,000	7,578,188
Duke Energy Carolinas LLC:
Series C, 7.000%,
11/15/2018	4,285,000	4,888,152
3.900%, 6/15/2021	4,275,000	4,543,056
Nevada Power Co.:
Series M, 5.950%,
3/15/2016	3,287,000	3,318,854
Series R, 6.750%,
7/1/2037	2,850,000	3,621,763
Oncor Electric Delivery Co. LLC:
7.000%, 9/1/2022	13,178,000	15,851,144
San Diego Gas & Electric Co.:
6.000%, 6/1/2026	3,550,000	4,372,301
Tenaska Alabama II Partners LP - 144A:
6.125%, 3/30/2023(2)	166,822	176,140
Tenaska Virginia Partners LP - 144A:
6.119%, 3/30/2024(2)	155,252	168,116
		44,517,714

Other Utility		0.41%
Consumers Energy Co.:
Series B, 6.875%,
3/1/2018	1,564,000	1,718,376
Public Service Co. of Oklahoma:
6.150%, 8/1/2016	3,075,000	3,157,244
WPD Holdings Inc - 144A (United Kingdom):
7.250%, 12/15/2017(2)	875,000	934,846
		5,810,466

Total Utility
(Cost $45,772,411)		50,328,180

Total Corporate Bonds
(Cost $623,827,612)		615,377,793

MUNICIPAL BONDS		6.13%
California		2.40%
City of San Francisco CA Public Utilities
Commission Water Revenue,
6.000%, 11/1/2040	11,750,000	14,249,107
University of California,
6.270%, 5/15/2031	9,150,000	10,164,552
		24,413,659

San Diego County Regional Airport Authority,
6.628%, 7/1/2040	8,430,000	9,599,494

	Principal
	Amount	Market Value
District Of Columbia		0.82%
Metropolitan Washington Airports Authority
Dulles Toll Road Revenue,
7.462%, 10/1/2046	$8,600,000	$11,571,988

Texas		0.24%
The University of Texas System,
6.276%, 8/15/2041	3,026,000	3,372,507

Washington		2.67%
State of Washington:
Series FUEL SALES
TAX REVENUE,
5.090%, 8/1/2033	5,900,000	6,759,158
Series AD VALOREM
PROPERTY TAX,
5.481%, 8/1/2039	8,400,000	10,196,340
Washington State Convention Center Public
Facilities District,
Series HOTEL
OCCUPANCY TAX,
6.790%, 7/1/2040	7,475,000	9,150,372
		26,105,870

Port of Seattle WA,
7.000%, 5/1/2036	10,520,000	11,861,195

Total Municipal Bonds
(Cost $87,312,333)		86,924,713

ASSET-BACKED SECURITIES,
COMMERCIAL MORTGAGE-
BACKED SECURITIES,
MORTGAGE-BACKED SECURITIES
PASSTHROUGH & RESIDENTIAL
MORTGAGE-BACKED SECURITIES		32.84%
Asset Backed Securities		3.95%
Harley-Davidson Motorcycle Trust 2015-1:
Series 2015-1,
Class A3, 1.410%,
6/15/2020	15,000,000	14,949,492

Honda Auto Receivables 2015-2 Owner Trust:
Series 2015-2,
Class A3, 1.040%,
2/21/2018	8,590,000	8,543,786
NextGear Floorplan Master Owner Trust:
Series 2015-2A,
Class A, 2.380%,
10/15/2020(2)	13,905,000	13,784,466
		37,277,744

Chase Issuance Trust:
Series 2015-A2,
Class A2, 1.590%,
2/18/2020	12,225,000	12,230,460

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2015 (continued)

	Principal
	Amount	Market Value
Series 2015-A5,
Class A5, 1.350%,
4/15/2020	$2,300,000	$2,288,291
		14,518,751

Aircraft Lease Securitisation Ltd. - 144A:
4/26/12, Series
2007-1A, Class G3,
0.529%, 5/10/2032(1)(2) 1,163,076		1,149,991

Centerpoint Energy Transition Bond Co. III LLC:
Series 2008-A,
Class A1, 4.192%,
2/1/2017	834,576	842,966

Marriott Vacation Club Owner Trust - 144A:
11/5/10, Series
2010-1A, Class
A, 3.540%,
10/20/2032(2)	2,168,846	2,206,360

Total Asset Backed Securities
(Cost $56,125,684)		55,995,812

Commercial Mortgage-Backed
Securities		2.49%
Crown Castle Towers LLC - 144A:
5.495%, 1/15/2017(2) 4,500,000		4,566,034
6.113%, 1/15/2020(2) 8,975,000		9,817,255
4.883%, 8/15/2020(2) 5,900,000		6,324,451
GTP Acquisition Partners I LLC - 144A:
3.482%, 6/16/2025(2) 10,800,000		10,646,100
Tuckahoe Credit Lease Trust - 144A:
9.310%,
10/20/2025(2)(3)	3,979,221	4,042,093
		35,395,933

Total Commercial Mortgage-Backed Securities
(Cost $33,794,647)		35,395,933

Mortgage-Backed Securities
Passthrough		23.37%
Fannie Mae Pool:
Pool #932361,
4.000%, 1/1/2025	3,775,630	3,997,251
Pool #AC8938,
4.500%, 1/1/2025	5,702,148	6,140,876
Pool #AD4268,
4.500%, 3/1/2025	3,469,292	3,742,035
Pool #AL2840,
2.500%, 11/1/2027	11,120,364	11,301,202
Pool #AB4853,
3.000%, 4/1/2032	16,733,636	17,179,932
Pool #725705,
5.000%, 8/1/2034	338,090	373,918
Pool #735288,
5.000%, 3/1/2035	1,834,204	2,026,251

	Principal
	Amount	Market Value
Pool #255706,
5.500%, 5/1/2035	$1,860,535	$2,098,690
Pool #MA2354,
Series 2015-,
3.500%, 8/1/2035	16,407,426	17,108,269
Pool #735897,
5.500%, 10/1/2035	1,363,084	1,535,481
Pool #850582,
5.500%, 1/1/2036	545,404	613,410
Pool #745275,
5.000%, 2/1/2036	1,919,703	2,118,946
Pool #845471,
5.000%, 5/1/2036	139,676	145,405
Pool #888016,
5.500%, 5/1/2036	2,321,676	2,612,089
Pool #190377,
5.000%, 11/1/2036	1,827,782	2,017,101
Pool #256526,
6.000%, 12/1/2036	1,599,954	1,755,323
Pool #888405,
5.000%, 12/1/2036	367,544	405,353
Pool #907772,
6.000%, 12/1/2036	347,144	381,434
Pool #910881,
5.000%, 2/1/2037	1,844,231	1,995,408
Pool #889108,
6.000%, 2/1/2038	1,487,695	1,679,798
Pool #889579,
6.000%, 5/1/2038	2,267,533	2,563,604
Pool #995373,
Series 2009-,
4.500%, 2/1/2039	11,184,481	12,125,125
Pool #995838,
5.500%, 5/1/2039	1,876,218	2,095,411
Pool #AE0395,
4.500%, 10/1/2040	8,419,244	9,113,484
Pool #AE0949,
4.000%, 2/1/2041	4,960,092	5,265,902
Pool #AL3287,
Series 2013-,
4.500%, 9/1/2041	5,219,208	5,646,156
Pool #AL0933,
Series 2011-,
5.000%, 10/1/2041	2,245,213	2,479,424
Pool #AL5315,
Series 2014-,
4.000%, 6/1/2042	3,754,334	3,986,125
Pool # MA1273,
3.500%, 12/1/2042	6,246,174	6,454,107
Pool #AL4010,
Series 2013-,
3.500%, 7/1/2043	18,335,479	18,993,154
Pool #MA1700,
Series 2013-,
4.500%, 12/1/2043	5,320,733	5,748,099
Pool #AW4796,
Series 2014-,
4.000%, 4/1/2044	5,740,097	6,087,771

	Principal
	Amount	Market Value
Pool #MA1917,
Series 2014-,
4.500%, 6/1/2044	$1,312,888	$1,418,341
Pool #MA2005,
Series 2014-,
4.500%, 8/1/2044	1,635,012	1,766,338
Pool #AX2530,
Series 2014-,
4.000%, 11/1/2044	6,958,426	7,369,468
Pool #MA2091,
Series 2014-,
4.000%, 11/1/2044	9,087,020	9,435,610
Pool #MA2145,
Series 2014-,
4.000%, 1/1/2045	18,647,061	19,746,546
Pool #AY3374,
Series 2015-,
3.500%, 4/1/2045	18,742,918	19,373,530
Freddie Mac Gold Pool:
Gold Pool #G08061,
5.500%, 6/1/2035	167,048	185,699
Gold Pool #G08079,
5.000%, 9/1/2035	1,976,218	2,171,713
Gold Pool #G01960,
5.000%, 12/1/2035	621,444	681,718
Gold Pool #A41748,
5.000%, 1/1/2036	794,299	868,094
Gold Pool #A42128,
5.500%, 1/1/2036	698,459	775,531
Gold Pool #G02064,
5.000%, 2/1/2036	1,002,917	1,101,735
Gold Pool #G05200,
5.000%, 5/1/2036	3,142,887	3,457,848
Gold Pool #G02252,
5.500%, 7/1/2036	1,853,200	2,058,871
Gold Pool #G02386,
6.000%, 11/1/2036	1,251,892	1,407,379
Gold Pool #G03189,
6.500%, 9/1/2037	2,301,717	2,622,969
Pool #A86876,
5.000%, 6/1/2039	1,888,200	2,065,964
Gold Pool #A91161,
4.500%, 2/1/2040	3,863,885	4,169,396
Pool #A92533,
4.500%, 6/1/2040	4,224,320	4,555,684
Pool #A93505,
4.500%, 8/1/2040	5,498,163	5,932,370
Pool #A97047,
4.500%, 2/1/2041	4,680,438	5,050,381
Pool #A97620,
4.500%, 3/1/2041	8,130,681	8,773,546
Gold Pool #Q05168,
4.000%, 12/1/2041	15,468,467	16,383,173
Gold Pool #Q05601,
4.000%, 1/10/2042	8,681,989	9,198,494
Gold Pool #C03789,
4.000%, 3/1/2042	7,575,856	8,022,714

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2015 (continued)

	Principal
	Amount	Market Value
Gold Pool #G08607,
Series 2014-,
4.500%, 9/1/2044 $3,519,153		$3,799,648
Gold Pool #G07961,
Series 2015-,
3.500%, 3/1/2045	13,552,163	13,980,940
Pool #G08667,
Series 2015-,
3.500%, 9/1/2045	11,756,098	12,111,353
Ginnie Mae I pool:
Pool #550656,
5.000%, 9/15/2035	284,677	317,304
Ginnie Mae II pool:
Pool #G24496,
5.000%, 7/20/2039	1,557,985	1,722,069
		330,310,960

Freddie Mac Non Gold Pool:
Pool #781958,
2.500%, 9/1/2034(1)	163,775	171,734
Pool #1G1317,
6.102%, 11/1/2036(1)	806,580	848,913
		1,020,647

Total Mortgage-Backed Securities Passthrough
(Cost $326,466,581)		331,331,607

Residential Mortgage-Backed
Securities		3.03%
American Home Mortgage Investment Trust 2004-4:
Series 2004-4,
Class 6A1, 6.000%,
2/25/2045(1)	4,508,791	4,701,488
Banc of America Funding Trust:
Class 2A4, 5.500%,
8/25/2035	370,328	368,689
Series 2005-4,
Class 1A4, 5.500%,
8/25/2035	200,219	201,067
Banc of America Mortgage Securities Inc.:
Series 2003-G,
Class 2A1, 2.767%,
8/25/2033(1)	$3,327,921	$3,310,412
Series 2005-8,
Class A14, 5.500%,
9/25/2035	243,923	54,318
Banc of America Mortgage Trust:
Series 2003-E,
Class 3A1, 2.703%,
6/25/2033(1)	2,581,860	2,529,881
Bear Stearns Co Asset Backed Securities Trust
2003-AC4:
Series 2003-AC4,
Class A, 5.500%,
9/25/2033(4)	6,811,174	6,957,910

	Principal
	Amount	Market Value
CHL Mortgage Pass-Through Trust 2004-HYB2:
Series 2004-HYB2,
Class 5A, 2.450%,
7/20/2034(1)	$3,707,116	$3,629,655
CWABS Asset-Backed Certificates Trust 2005-1:
Series 2005-1,
Class AF6, 5.030%,
7/25/2035(1)	1,680,167	1,713,680
GSR Mortgage Loan Trust 2005-3F:
Series 2005-3F,
Class 2A3, 6.000%,
3/25/2035	2,111,390	2,168,332
JP Morgan Mortgage Trust 2013-2 - 144A:
6/10/13, Series
2013-2, Class
A2, 3.500%,
12/25/2030(1) (2)	4,327,186	4,371,947
MASTR Alternative Loan Trust 2005-3:
Series 2005-3,
Class 3A1, 6.500%,
4/25/2035	4,631,271	4,765,458
PHHMC Series 2007-2 Trust:
Series 2007-2,
Class A2, 5.775%,
5/18/2037(1)	3,002,395	3,144,971
Renaissance Home Equity Loan Trust 2005-2:
Series 2005-2,
Class AF6, 4.781%,
8/25/2035(1)	4,866,897	4,999,340
		42,917,148

Total Residential Mortgage-Backed Securities
(Cost $43,072,416)		42,917,148

Total Asset-Backed Securities, Commercial
Mortgage-Backed Securities, Mortgage-Backed
Securities Passthrough & Residential
Mortgage-Backed Securities
(Cost $459,459,328)		465,640,500

U.S. GOVERNMENT & AGENCY
OBLIGATIONS		0.00	%(5)
Federal National Mortgage Association:
8.200%, 3/10/2016	55,000	55,808

Total U.S. Government & Agency Obligations
(Cost $54,874)		55,808

U.S. TREASURY BONDS & NOTES		15.98%
United States Treasury Note/Bond:
0.625%, 12/31/2016 22,550,000		22,515,792
2.625%, 8/15/2020	34,000,000	35,338,784
2.750%, 11/15/2023 56,525,000		59,001,812
2.125%, 5/15/2025	15,000,000	14,805,135
5.000%, 5/15/2037	9,250,000	12,661,335
4.375%, 2/15/2038	2,050,000	2,583,461

	Principal
	Amount	Market Value
4.375%, 11/15/2039	$15,000,000	$18,832,665
4.750%, 2/15/2041	18,350,000	24,353,496
3.125%, 11/15/2041	8,500,000	8,766,586
2.875%, 5/15/2043	21,600,000	21,023,561
2.500%, 2/15/2045	7,375,000	6,605,544
		226,488,171
Total U.S. Treasury Bonds & Notes
(Cost $217,691,426)		226,488,171

	Shares	Market Value
MONEY MARKET MUTUAL FUNDS		0.33%
Fidelity Institutional Money
Market Government
Portfolio - Class I
(7 Day Yield 0.117%)	4,633,308	$4,633,308

Total Money Market Mutual Funds
(Cost $4,633,308)		4,633,308

Total Investments
(Cost $1,402,268,309)	99.30%	1,407,925,743

Other Assets in Excess
of Liabilities	0.69%	9,834,551

Net Assets	100.00%	$1,417,760,294

See Notes to Financial Statements.

WESTCORE PLUS BOND FUND AS OF DECEMBER 31, 2015 (continued)

(1) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(2) This security is restricted. The following table provides additional information regarding each security. Included in this list are certain securities exempt from registration under Rule 144A of the Securities Act of 1933, which may be resold in transactions, normally to qualified institutional buyers.

						Market Value
						as Percentage
Issuer Description	Coupon	Maturity Date	Acquisition Date(s)	Cost	Market Value	of Net Assets
Aircraft Lease Securitisation Ltd. - 144A	0.529%	05/10/2032	04/26/2012	$1,107,612	$1,149,991	0.08	%^
Cox Communications, Inc. - 144A	9.375%	01/15/2019	05/29/2015	3,001,937	2,899,168	0.20	%^
Crown Castle Towers LLC - 144A	5.495%	01/15/2017	07/29/2010	4,500,000	4,566,034	0.32	%^
Crown Castle Towers LLC - 144A	6.113%	01/15/2020	01/08/2010	8,975,000	9,817,255	0.69	%^
Crown Castle Towers LLC - 144A	4.883%	08/15/2020	01/08/2010	5,900,000	6,324,451	0.45	%^
Emigrant Capital Trust II - 144A	2.840%	04/14/2034	08/11/2004	846,984	530,188	0.04%
FMR Corp. - 144A	7.490%	06/15/2019	03/06/2007	5,319,649	5,782,705	0.41	%^
First Tennessee Bank - 144A	9.375%	02/10/2015	03/16/2005	1,500,000	964,219	0.07%
Frontier Communications Corp. - 144A	8.875%	09/15/2020	09/11/2015	4,326,109	4,313,750	0.30	%^
GE Capital International Funding Co.	0.964%	04/15/2016	02/26/2014	14,260,908	14,388,961	1.01	%^
GTP Acquisition Partners I LLC - 144A	3.482%	06/16/2025	05/20/2015 - 05/27/2015	10,824,331	10,646,100	0.75	%^
JP Morgan Mortgage Trust 2013-2 - 144A	3.500%	12/25/2030	06/10/2013	4,367,157	4,371,947	0.31	%^
MPLX LP - 144A	4.875%	06/01/2025	05/28/2015	15,256,568	13,860,000	0.98	%^
Marriott Vacation Club Owner Trust - 144A	3.540%	10/20/2032	11/05/2010	2,168,629	2,206,360	0.16	%^
Massachusetts Mutual Life Insurance Co. - 144A	8.875%	06/01/2039	03/24/2015	7,738,295	6,837,297	0.48	%^
NextGear Floorplan Master Owner Trust	2.380%	10/15/2020	10/23/2015	13,903,802	13,784,466	0.97	%^
Northwestern Mutual Life Insurance Co. - 144A	6.063%	03/30/2040	07/16/2015 - 08/10/2015	7,199,825	7,248,786	0.51	%^
Provident Funding Associates LP / PFG Finance Corp. - 144A	6.750%	06/15/2021	11/04/2014 - 11/12/2014	7,352,589	7,123,563	0.50	%^
Range Resources Corp. - 144A	4.875%	05/15/2025	05/07/2015 - 05/18/2015	15,132,387	11,551,719	0.81	%^
Tenaska Virginia Partners LP - 144A	6.119%	03/30/2024	04/29/2004 - 01/19/2005	155,199	168,116	0.01	%^
Tenaska Alabama II Partners LP - 144A	6.125%	03/30/2023	10/09/2003 - 09/04/2009	167,880	176,140	0.01	%^
Tesco PLC - 144A	6.150%	11/15/2037	10/07/2014 - 10/16/2014	12,147,995	9,935,089	0.70	%^
Tuckahoe Credit Lease Trust - 144A	9.310%	10/20/2025	12/11/2009	3,595,316	4,042,093	0.29%
WPD Holdings Inc - 144A	7.250%	12/15/2017	10/15/2003 - 06/30/2006	869,173	934,846	0.07	%^
West Fraser Timber Co. Ltd. - 144A	4.350%	10/15/2024	10/07/2014	10,675,000	9,972,372	0.70	%^
Whole Foods Market, Inc. - 144A	5.200%	12/03/2025	11/30/2015	8,638,050	8,658,710	0.61	%^
				$169,930,395	$162,254,326	11.43%

^ 144A securities with a liquid trading market as determined by the Adviser under the supervision of the Board of Trustees. Such securities represent 11.03% of the Fund’s net assets as of December 31, 2015.

(3) This security has been valued in good faith by or under the direction of the Board of Trustees. As of December 31, 2015 these securities represented 0.29% of the Fund’s net assets.

(4) Step bond. Coupon increases periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at December 31, 2015.

(5) Less than 0.005%.

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2015

	Principal
	Amount	Market Value
MUNICIPAL BONDS		90.74%
CERTIFICATE PARTICIPATION		23.57%
Education		3.51%
Douglas County School District No Re-1 Douglas
& Elbert Counties:
5.000%, 1/15/2025(1)	$1,000,000	$1,106,890
5.000%, 1/15/2029(1)	705,000	815,445
El Paso County School District No. 49 Falcon,
5.000%, 12/15/2028(1) 2,160,000		2,622,111
Pueblo County School District No 70:
2.000%, 1/15/2017	200,000	202,404
1.500%, 1/15/2018	175,000	175,591
1.875%, 1/15/2019	180,000	182,095
2.100%, 1/15/2020	215,000	219,259
2.375%, 1/15/2021(1)	270,000	275,684
State of Colorado,
5.000%, 3/15/2024(1)	1,000,000	1,168,170
		6,767,649

General		19.02%
Auraria Higher Education Center,
6.000%, 5/1/2024(1)	499,000	576,410
City & County of Denver CO:
5.000%, 12/1/2024	990,000	1,207,622
5.250%, 12/1/2024(1)	625,000	694,719
City of Aurora CO:
5.000%, 12/1/2024	850,000	1,049,189
5.000%, 12/1/2026(1)	1,000,000	1,132,180
5.000%, 12/1/2030(1)	875,000	981,461
City of Glendale CO,
5.000%, 12/1/2025,
AGM(2)	2,000,000	2,460,860
City of Longmont CO,
5.000%, 12/1/2028(1)	1,500,000	1,773,270
City of Pueblo CO,
5.500%, 8/15/2018,
AGC(2)	500,000	551,775
City of Westminster CO:
4.000%, 12/1/2024(1)	1,215,000	1,364,396
5.000%, 12/1/2029(1)	835,000	1,001,683
5.000%, 12/1/2030(1)	1,000,000	1,195,780
Colorado Higher Education:
5.000%, 11/1/2022	1,000,000	1,203,050
5.250%, 11/1/2023(1)(3) 1,280,000		1,426,675
5.000%, 11/1/2024	1,000,000	1,233,240
5.000%, 11/1/2025	1,000,000	1,241,040
County of Adams CO:
5.000%, 12/1/2030(1)	500,000	594,070
5.000%, 12/1/2031(1)	550,000	650,864
County of Eagle CO:
5.250%, 12/1/2023(1)	500,000	559,725
5.000%, 12/1/2025	250,000	306,488
5.000%, 12/1/2027	495,000	594,292
5.000%, 12/1/2029	490,000	579,861

	Principal
	Amount	Market Value
County of Pueblo CO,
5.000%, 9/15/2019,
AGM(2)	$750,000	$845,355
El Paso County School District No. 49 Falcon,
5.000%, 12/15/2028,
NATL(1)(2)(3)	800,000	864,120
Rangeview Library District:
5.000%, 12/15/2022,
AGC(1)(2)	1,815,000	2,021,565
5.000%, 12/15/2029,
AGM(1)(2)	1,675,000	1,960,119
Regional Transportation District:
5.000%, 12/1/2022,
AMBAC(1)(2)	1,000,000	1,070,090
5.000%, 6/1/2026(1)	1,500,000	1,769,730
5.000%, 6/1/2028(1)	2,000,000	2,365,100
Town of Erie CO,
5.000%, 11/1/2027(1)	1,735,000	2,074,817
Town of Parker Co.,
5.000%, 11/1/2030(1)	1,150,000	1,341,463
		36,691,009

Higher Education		0.33%
State of Colorado,
4.500%, 11/1/2022	550,000	630,058

Transportation		0.71%
Regional Transportation District,
5.000%, 6/1/2020	1,200,000	1,374,972

Total Certificate
Participation
(Cost $43,654,203)		45,463,688

GENERAL OBLIGATION LTD		2.20%
Development		0.82%
Park Creek Metropolitan District:
5.000%, 12/1/2026	730,000	862,495
5.000%, 12/1/2027	620,000	727,279
		1,589,774

General Obligation		1.38%
Cherry Creek Corporate Center
Metropolitan District,
5.000%, 6/1/2037	1,100,000	1,101,650
Eaton Area Park & Recreation District,
5.500%, 12/1/2030(1)	470,000	505,391
Fossil Ridge Metropolitan District No 3,
5.000%, 12/1/2044(1)	1,000,000	1,046,350
		2,653,391

Total General
Obligation Ltd
(Cost $4,197,160)		4,243,165

	Principal
	Amount	Market Value
GENERAL OBLIGATION UNLTD		26.74%
Development		2.19%
Beacon Point Metropolitan District,
5.000%, 12/1/2030,
AGM(1)	$1,000,000	$1,160,000
Central Platte Valley Metropolitan District:
5.500%, 12/1/2029(1)	750,000	853,305
6.000%, 12/1/2038(1)	1,000,000	1,169,760
5.000%, 12/1/2043(1)	1,000,000	1,030,890
		4,213,955

Facilities		1.83%
Clear Creek Metropolitan Recreation District,
2.500%, 12/1/2017	1,430,000	1,450,778
Tallyns Reach Metropolitan District No 3,
4.000%, 12/1/2021	1,930,000	2,084,612
		3,535,390

General Obligation		4.53%
Anthem West Metropolitan District,
5.000%, 12/1/2035,
BAM(1)(2)	1,165,000	1,316,392
City & County of Denver CO,
5.000%, 8/1/2025(1)	750,000	826,515
Commonwealth of Puerto Rico:
5.500%, 7/1/2016,
AGM(2)	510,000	518,838
5.500%, 7/1/2017,
AGM(2)	1,090,000	1,130,123
5.500%, 7/1/2018,
AGM(2)	550,000	577,307
5.500%, 7/1/2019,
AGM(2)	910,000	957,939
5.250%, 7/1/2020,
AGM(2)	1,120,000	1,168,552
5.250%, 7/1/2024,
AGM(1)(2)	770,000	789,042
5.375%, 7/1/2025,
AGM(1)(2)	280,000	289,439
Wheatlands Metropolitan District,
5.000%, 12/1/2030,
BAM(1)(2)	1,000,000	1,165,560
		8,739,707

School District		18.19%
Adams & Weld Counties School District
No 27J Brighton.:
5.000%, 12/1/2035	2,000,000	2,385,820
5.000%, 12/1/2036	1,000,000	1,188,140
Adams 12 Five Star Schools,
zero coupon,
12/15/2024, NATL(1)(2)(3)	2,385,000	1,606,822

Arapahoe County School District
No 5 Cherry Creek,
5.000%, 12/15/2024	3,120,000	3,908,954

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2015 (continued)

	Principal
	Amount	Market Value
Arapahoe County School District
No. 1 Englewood:
5.000%, 12/1/2028(1)	$975,000	$1,144,786
5.000%, 12/1/2029(1)	2,440,000	2,857,460
Denver City & County School District No 1,
5.000%, 12/1/2026(1)	2,000,000	2,468,680
Denver City & County School District No. 1,
5.500%, 12/1/2022,
NATL(2)	500,000	622,880
Douglas County School District No Re-1 Douglas
& Elbert Counties,
zero coupon,
12/15/2022	1,660,000	1,465,830
Durango School District No 9-R:
4.500%, 11/1/2023(1)	1,000,000	1,152,700
5.000%, 11/1/2024(1)	1,000,000	1,181,480
Eagle County School District No RE50J,
5.000%, 12/1/2026,
AGM(1)(2)(3)	2,500,000	2,600,025
El Paso County School District
No 12 Cheyenne Mountain:
5.000%, 9/15/2030(1)	1,260,000	1,514,482
5.000%, 9/15/2031(1)	1,000,000	1,195,910
Garfield County School District
No Re002 Garfield:
5.000%, 12/1/2024,
AGM(1)(2)(3)	800,000	831,640
4.750%, 12/1/2025,
AGM(1)(2)(3)	1,000,000	1,037,300
5.000%, 12/1/2027,
AGM(1)(2)(3)	250,000	259,888
Garfield Pitkin & Eagle Counties School District
No Re-1 Roaring Fork,
5.000%, 12/15/2023(1) 1,500,000		1,786,080
Ignacio School District 11JT,
5.000%, 12/1/2029(1)	1,000,000	1,168,050
Jefferson County School District R-1,
5.250%, 12/15/2025,
AGM(1)(2)(3)	500,000	522,040
Moffat County School District No Re001 Craig,
5.250%, 12/1/2026,
AGM(1)(2)(3)	1,030,000	1,115,758
Morgan County School District No 3 Fort Morgan:
5.000%, 12/1/2028(1)	1,210,000	1,435,218
5.000%, 12/1/2030(1)	635,000	747,128
Routt-Rio Blanco Counties School District Re-3
South Routt/CO:
1.500%, 12/1/2016	630,000	635,550
1.500%, 12/1/2017	255,000	258,267
		35,090,888

Total General
Obligation Unltd
(Cost $50,217,999)		51,579,940

	Principal
	Amount	Market Value
REVENUE BONDS		33.38%
Airport		0.90%
City & County of Denver CO Airport
System Revenue:
5.250%, 11/15/2028(1)	$1,000,000	$1,141,670
5.250%, 11/15/2028(1)	500,000	595,960
		1,737,630

Education		3.97%
Colorado Educational & Cultural
Facilities Authority:
5.000%, 10/1/2019	115,000	128,900
5.000%, 12/15/2021,
MORAL OBLG(1)	180,000	180,301
4.000%, 4/1/2022	250,000	258,070
4.125%, 7/1/2026(1)	630,000	629,200
4.625%, 12/15/2028,
MORAL OBLG(1)	250,000	250,177
5.000%, 8/15/2030(1)	750,000	839,475
5.000%, 11/1/2030(1)	500,000	571,675
5.000%, 11/15/2031(1) 1,000,000		1,115,780
5.000%, 12/1/2031(1)	1,500,000	1,686,660
5.000%, 10/1/2032(1)	1,340,000	1,458,510
5.625%, 1/15/2044(1)	505,000	537,658
		7,656,406

Facilities		0.44%
City & County of Denver CO Golf Revenue:
5.000%, 9/1/2018(1)	350,000	354,522
5.000%, 9/1/2019(1)	500,000	506,135
		860,657

General		5.06%
City & County of Denver CO,
5.250%, 9/1/2018,
AGM(2)	1,500,000	1,659,795
City of Commerce City CO:
5.000%, 8/1/2026,
AGM(1)(2)	350,000	413,854
5.000%, 8/1/2028,
AGM(1)(2)	600,000	699,444
5.000%, 8/1/2028,
BAM(1)(2)	375,000	450,806
5.000%, 8/1/2032,
AGM(1)(2)	1,000,000	1,151,760
County of Boulder CO,
5.000%, 12/15/2025(1) 1,000,000		1,113,810
Denver Convention Center Hotel Authority:
4.750%, 12/1/2035,
XLCA(1)(2)	300,000	301,887
5.000%, 12/1/2035,
XLCA(1)(2)	1,060,000	1,075,349
Grand Junction State Leasing Authority:
5.000%, 6/15/2020,
NATL(1)(2)	390,000	397,924

	Principal
	Amount	Market Value
5.000%, 6/15/2023,
NATL(1)(2)	$390,000	$397,925
Puerto Rico Municipal Finance Agency
(Puerto Rico),
5.000%, 8/1/2017,
AGM(1)(2)	105,000	105,564
Town of Castle Rock CO,
6.000%, 6/1/2023,
AGC(1)(2)	500,000	556,545
Town of Superior CO:
4.750%, 6/1/2017(1)	325,000	330,229
5.000%, 6/1/2026(1)	1,085,000	1,103,326
		9,758,218

Higher Education		2.06%
Auraria Higher Education Center,
4.000%, 4/1/2029,
AGM(1)(2)	2,500,000	2,787,825
Colorado Educational & Cultural
Facilities Authority:
4.000%, 3/1/2024(1)	500,000	555,755
4.000%, 3/1/2025(1)	500,000	551,935
Colorado State Board of Governors University -
Enterprise Revenue Bonds,
5.250%, 3/1/2024,
NATL FGIC(1)(2)(3)	75,000	79,018
		3,974,533

Medical		14.95%
Aspen Valley Hospital District:
5.000%, 10/15/2021(1)	600,000	616,440
5.000%, 10/15/2030(1) 1,650,000		1,834,850
City of Aurora CO,
5.000%, 12/1/2022,
AGM(1)(2)	1,000,000	1,085,500
Colorado Health Facilities Authority:
5.000%, 1/1/2017	1,105,000	1,134,249
5.000%, 12/1/2019	300,000	336,381
5.125%, 11/15/2020(1)(3)	345,000	358,679
5.000%, 12/1/2021	875,000	1,019,918
5.000%, 2/1/2022	200,000	219,480
5.000%, 9/15/2022(1)	850,000	896,996
5.000%, 1/1/2023(1)	1,000,000	1,130,370
5.000%, 2/1/2023(1)	500,000	569,635
5.000%, 2/1/2023	520,000	573,945
5.250%, 7/1/2024(1)	1,000,000	1,118,580
5.000%, 12/1/2024(1)	1,000,000	1,165,160
5.000%, 9/1/2025(1)	450,000	479,273
5.000%, 5/15/2027(1)	250,000	262,792
5.250%, 11/15/2027(1)	1,000,000	1,040,710
5.000%, 9/1/2029(1)	1,000,000	1,131,560
5.000%, 5/15/2030	500,000	578,400
5.000%, 10/1/2032(1)	500,000	559,910
5.000%, 1/15/2035	2,000,000	2,317,800

WESTCORE COLORADO TAX-EXEMPT FUND AS OF DECEMBER 31, 2015 (continued)

	Principal
	Amount	Market Value
1.875%, 7/1/2039(4)	$1,500,000	$1,500,255
5.000%, 5/15/2040	1,000,000	1,122,180
Denver Health & Hospital Authority:
5.000%, 12/1/2017(1)	1,500,000	1,553,355
5.000%, 12/1/2018(1)	550,000	569,360
5.000%, 12/1/2020(1)	1,500,000	1,551,840
University of Colorado Hospital Authority:
5.000%, 11/15/2023(1)	450,000	534,839
5.000%, 11/15/2027(1) 1,000,000		1,161,420
5.000%, 11/15/2036(1) 2,170,000		2,411,564
		28,835,441

Nursing Homes		1.31%
Colorado Health Facilities Authority:
5.250%, 6/1/2018(1)	220,000	224,299
5.250%, 6/1/2018(1)(3)	530,000	540,245
5.250%, 6/1/2020(1)	145,000	147,827
5.250%, 6/1/2020(1)(3)	355,000	361,862
5.000%, 6/1/2022	750,000	851,258
5.250%, 6/1/2023(1)	105,000	107,030
5.250%, 6/1/2023(1)(3)	295,000	300,702
		2,533,223

Transportation		0.51%
Northwest Parkway Public Highway Authority,
5.800%, 6/15/2025,
AGM(1)(2)(3)	960,000	982,896

Utilities		0.61%
City of Colorado Springs CO Utilities
System Revenue,
5.000%, 11/15/2027(1) 1,000,000		1,175,320

Water		3.57%
City & County of Broomfield Co.,
5.000%, 12/1/2023(1)	1,285,000	1,516,930
City of Brighton CO Water Activity Revenue,
5.000%, 12/1/2029,
AGC (1)(2)	1,515,000	1,707,268
City of Fort Collins CO Wastewater
Utility Revenue,
5.000%, 12/1/2027(1)	465,000	515,257
Denver City & County Board of Water
Commissioners,
5.000%, 12/15/2029,
AGM (1)(2)	1,575,000	1,692,983
East Cherry Creek Valley Water &
Sanitation District,
5.000%, 11/15/2031(1) 1,235,000		1,454,793
		6,887,231

Total Revenue Bonds
(Cost $62,473,733)		64,401,555

	Principal
	Amount	Market Value
TAX ALLOCATION		4.85%
Development		2.00%
Denver Urban Renewal Authority:
5.000%, 12/1/2024(1)	$500,000	$587,445
5.000%, 12/1/2025(1)	1,000,000	1,171,400
Plaza Metropolitan District No 1:
4.000%, 12/1/2016	1,000,000	1,017,700
5.000%, 12/1/2022	1,000,000	1,091,890
		3,868,435

General		2.85%
Fountain Urban Renewal Authority,
4.500%, 11/1/2029(1)	2,000,000	2,015,700

Thornton Development Authority:
5.000%, 12/1/2023	300,000	356,076
5.000%, 12/1/2024	440,000	526,139
5.000%, 12/1/2025(1)	325,000	385,775
5.000%, 12/1/2026(1)	425,000	501,147
5.000%, 12/1/2030	500,000	572,565
5.000%, 12/1/2031	1,000,000	1,139,290
		5,496,692
Total Tax Allocation
(Cost $9,156,546)		9,365,127

Total Municipal Bonds
(Cost $169,699,641)		175,053,475

MONEY MARKET MUTUAL FUNDS		8.48%
Fidelity Institutional Money
Market Tax
Exempt - Class I
(7 Day Yield 0.010%) 16,367,876		16,367,876

Total Money Market Mutual Funds
(Cost $16,367,876)		16,367,876

Total Investments
(Cost $186,067,517)	99.22% 191,421,351

Other Assets in Excess
of Liabilities	0.78%	1,498,751

Net Assets	100.00%	$192,920,102

Investment classifications presented herein are based on the categorization methodology of the Adviser to the Funds which may result in the designations for one Fund being different from another. Investment classifications are unaudited. For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

(1) Security can be called and redeemed at the option of the issuer prior to the stated maturity date which is included in the Statements of Investments.

(2) This security is insured. In the event of a default by the bond issuer, the insurer, as noted in the security description, guarantees scheduled principal and interest payments will be made when due.

(3) This security is prerefunded in advance of the next call date.

See Notes to Financial Statements.

COMMON ABBREVIATIONS

ADR	American Depositary Receipt.
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
AGC	Assured Guaranty Corporation.
AGM	Assured Guaranty Municipal.
AMBAC	Ambac Assurance Corporation.
BAM	Build America Mutual.
LLC	Limited Liability Company.
LP	Limited Partnership.
Ltd.	Limited.
MORAL OBLG	Charter School Moral Obligation Program. Moral Obligation bonds are revenue-backed, state issued municipal bonds, whose principal and interest is backed by the moral, but not legal, obligation of a state government.
NATL	National Public Finance Guarantee Corporation.
NATL FGIC	National Public Finance Guarantee Corporation/Financial Guaranty Insurance Company.
N.V.	Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC	Public Limited Company.
REIT(s)	Real Estate Investment Trust.
SA	Generally designates corporations in various countries, mostly those employing the civil law. This translates literally in all languages mentioned as anonymous company.
SE	SE Regulation. A European Company which can operate on a Europe-wide basis and be governed by Community law directly applicable in all Member States.
S.p.A.	Società Per Azioni is an Italian shared company.
XLCA	XL Capital Assurance Inc.

CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

WESTCORE FUNDS AS OF DECEMBER 31, 2015

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO Growth	Select	Small-Cap	Blue Chip	Mid-Cap Value
	Fund	Fund	Fund	Growth Fund	Dividend Fund	Dividend Fund
Assets
Investments at value (cost - see below)	$30,067,320	$81,906,687	$58,598,849	$6,504,038	$40,949,444	$51,684,634
Investments in affiliates at value (cost - see below)	0	0	0	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	0	0	0	0
Receivable for investment securities sold	0	0	0	0	0	0
Dividends and interest receivable	2,689	38,510	24,228	2,395	111,637	98,196
Receivable for fund shares subscribed	6,775	17,220	4,269	7,514	4,045	43,821
Investment for trustee deferred compensation plan	31,286	55,625	34,042	128	15,396	12,971
Receivable due from adviser	0	0	0	5,801	0	0
Prepaid and other assets	9,986	12,466	10,663	15,311	7,003	10,274
Total Assets	30,118,056	82,030,508	58,672,051	6,535,187	41,087,525	51,849,896
Liabilities
Payable for investment securities purchased	0	0	0	0	0	0
Unrealized loss on forward foreign currency contracts	0	0	0	0	0	0
Payable for fund shares redeemed	81,489	84,332	52,469	0	9,424	21,824
Payable for investment advisory fee	13,303	44,616	33,067	0	16,390	33,317
Payable for administration fee	5,967	12,700	8,755	4,720	6,562	8,481
Payable for shareholder servicing reimbursements	2,952	5,058	7,376	53	2,203	7,508
Payable for trustee deferred compensation plan	31,286	55,625	34,042	128	15,396	12,971
Payable for transfer agent fee	1,879	4,536	4,804	1,176	7,268	1,412
Payable for audit fee	17,299	18,060	15,447	14,078	17,847	15,403
Payable for printing fee	1,717	3,946	5,264	718	3,561	2,622
Payable for trustee fee	1,024	2,778	1,996	218	1,351	1,733
Payable for custody fee	790	2,517	1,839	2,747	922	970
Payable for chief compliance officer fee	105	283	206	22	138	176
Payable to custodian due to overdraft	0	0	0	0	0	0
Other payables	1,494	2,755	2,411	1,075	1,847	1,468
Total Liabilities	159,305	237,206	167,676	24,935	82,909	107,885
Net Assets	$29,958,751	$81,793,302	$58,504,375	$6,510,252	$41,004,616	$51,742,011
Net Assets Consist of:
Paid-in capital	$23,342,848	$78,536,349	$141,010,910	$6,313,491	$36,284,512	$45,914,237
Accumulated net investment income/(loss)	(38,551)	(255,106)	(36,640)	1,010	(35,802)	78,819
Accumulated net realized gain/(loss) on
investments, forward foreign currency contracts
and foreign currency transactions	924,971	(1,090,551)	(80,405,631)	(118,946)	1,333,574	794,599
Net unrealized appreciation/(depreciation) on
investments, forward foreign currency contracts,
and translation of assets and liabilities
denominated in foreign currencies	5,729,483	4,602,610	(2,064,264)	314,697	3,422,332	4,954,356
Net Assets	$29,958,751	$81,793,302	$58,504,375	$6,510,252	$41,004,616	$51,742,011
Net Assets:
Retail Class	$24,942,466	$63,674,633	$58,504,375	$499,178	$37,613,147	$51,742,011
Institutional Class	5,016,285	18,118,669	N/A	6,011,074	3,391,469	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	2,784,723	13,322,014	2,620,947	49,890	3,979,626	2,204,204
Institutional Class	547,863	3,702,139	N/A	595,805	361,251	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	8.96	4.78	22.32	10.01	9.45	23.47
Institutional Class	9.16	4.89	N/A	10.09	9.39	N/A
Cost of Investments	$24,337,837	$77,304,077	$60,663,113	$6,189,341	$37,524,759	$46,730,278
Cost of Affiliated Investments	$0	$0	$0	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS AS OF DECEMBER 31, 2015

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap Value	Micro-Cap	International	Flexible	Plus Bond	Colorado
	Dividend Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Fund	Tax-Exempt Fund
Assets
Investments at value (cost - see below)	$183,729,752	$20,814,532	$97,003,867	$57,341,784	$1,407,925,743	$191,421,351
Investments in affiliates at value (cost - see below)	0	0	3,399,087	0	0	0
Unrealized gain on forward foreign currency contracts	0	0	275,948	0	0	0
Receivable for investment securities sold	189,086	0	174,930	0	15,774,323	0
Dividends and interest receivable	399,366	18,673	503,529	844,606	10,978,916	1,187,191
Receivable for fund shares subscribed	564,655	7,937	90,001	295,566	1,138,447	437,000
Investment for trustee deferred compensation plan	60,182	1,988	28,765	29,519	294,923	24,369
Receivable due from adviser	0	0	0	0	0	0
Prepaid and other assets	23,584	5,000	19,107	11,592	61,761	10,783
Total Assets	184,966,625	20,848,130	101,495,234	58,523,067	1,436,174,113	193,080,694
Liabilities
Payable for investment securities purchased	0	0	909	0	15,716,975	0
Unrealized loss on forward foreign currency contracts	0	0	523,723	0	0	0
Payable for fund shares redeemed	198,910	11,546	223,357	257,069	1,626,292	4,209
Payable for investment advisory fee	143,142	12,672	100,623	4,696	187,434	29,864
Payable for administration fee	26,560	10,492	16,987	11,705	183,346	36,722
Payable for shareholder servicing reimbursements	12,395	3,199	15,665	5,921	185,269	24,604
Payable for trustee deferred compensation plan	60,182	1,988	28,765	29,519	294,923	24,369
Payable for transfer agent fee	6,402	1,580	4,883	2,265	14,254	1,835
Payable for audit fee	20,875	14,158	20,401	43,133	37,834	20,605
Payable for printing fee	11,265	2,490	14,444	3,362	57,797	5,902
Payable for trustee fee	8,364	743	4,204	1,934	44,803	5,804
Payable for custody fee	6,770	2,353	15,934	1,104	22,300	2,905
Payable for chief compliance officer fee	1,257	77	447	197	4,561	587
Payable to custodian due to overdraft	0	0	290,959	0	0	0
Other payables	15,233	813	10,576	1,960	38,031	3,186
Total Liabilities	511,355	62,111	1,271,877	362,865	18,413,819	160,592
Net Assets	$184,455,270	$20,786,019	$100,223,357	$58,160,202	$1,417,760,294	$192,920,102
Net Assets Consist of:
Paid-in capital	$162,720,495	$17,987,092	$95,992,693	$102,248,330	$1,412,046,102	$187,663,132
Accumulated net investment income/(loss)	1,187,905	(2,139)	(1,449,228)	(28,293)	(73,619)	(8,400)
Accumulated net realized gain/(loss) on
investments, forward foreign currency contracts
and foreign currency transactions	6,862,429	226,543	(6,912,413)	(39,205,602)	130,377	(88,464)
Net unrealized appreciation/(depreciation) on
investments, forward foreign currency contracts,
and translation of assets and liabilities
denominated in foreign currencies	13,684,441	2,574,523	12,592,305	(4,854,233)	5,657,434	5,353,834
Net Assets	$184,455,270	$20,786,019	$100,223,357	$58,160,202	$1,417,760,294	$192,920,102
Net Assets:
Retail Class	$79,037,722	$20,786,019	$100,223,357	$46,725,267	$1,309,659,051	$192,920,102
Institutional Class	105,417,548	N/A	N/A	11,434,935	108,101,243	N/A
Shares of Beneficial Interest Outstanding:
Retail Class	7,514,057	1,320,440	6,429,353	5,676,363	124,128,391	16,550,579
Institutional Class	10,010,969	N/A	N/A	1,408,073	10,368,227	N/A
Net Asset Value and Redemption Price Per Share
(Net Assets Per Share Outstanding):
Retail Class	10.52	15.74	15.59	8.23	10.55	11.66
Institutional Class	10.53	N/A	N/A	8.12	10.43	N/A
Cost of Investments	$170,045,311	$18,240,009	$79,182,105	$62,196,017	$1,402,268,309	$186,067,517
Cost of Affiliated Investments	$0	$0	$8,321,469	$0	$0	$0

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2015

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Growth	MIDCO Growth	Select	Small-Cap	Blue Chip	Mid-Cap Value
	Fund	Fund	Fund	Growth Fund	Dividend Fund	Dividend Fund
Investment Income
Dividends, net of foreign taxes*	$271,669	$436,739	$261,316	$19,780	$1,474,113	$1,200,380
Dividends from affiliated securities	0	0	0	0	0	0
Interest	0	0	0	0	0	0
Total Income	271,669	436,739	261,316	19,780	1,474,113	1,200,380

Expenses
Investment advisory fee	218,797	613,320	503,893	74,156	301,197	415,837
Administrative fee	45,565	127,705	104,946	10,038	62,721	75,040
Shareholder servicing reimbursement -
Retail Class	38,247	63,600	105,558	667	27,362	87,658
Transfer agent fees	20,475	43,455	50,247	14,183	69,767	16,276
Independent pricing service fees	5,133	6,418	4,083	7,836	3,723	5,052
Legal fees	1,129	3,072	2,653	257	1,644	1,772
Printing fees	5,193	10,792	14,423	3,258	10,164	7,501
Registration fees	30,054	31,721	18,825	32,457	20,285	18,195
Audit and tax preparation fees	17,308	18,114	15,484	19,159	17,894	15,479
Custodian fees	3,291	9,704	7,353	7,711	4,859	4,824
Insurance	1,371	2,916	2,710	342	1,548	1,689
Trustee fees and expenses	3,477	10,674	8,294	965	5,157	6,512
Chief compliance officer fee	1,571	4,448	3,525	364	2,170	2,667
Other	7,626	9,687	5,543	8,138	9,129	8,486
Total expenses before waivers	399,237	955,626	847,537	179,531	537,620	666,988
Expenses waived by:
Investment advisor
Retail Class	(5,844)	0	0	(20,762)	(76,275)	0
Institutional Class	(16,997)	(16,429)	N/A	(91,234)	(9,444)	N/A
Net Expenses	376,396	939,197	847,537	67,535	451,901	666,988
Net Investment Income/(Loss)	(104,727)	(502,458)	(586,221)	(47,755)	1,022,212	533,392

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	6,493,539	3,345,835	2,880,866	(67,285)	4,991,155	5,951,697
Net realized gain/(loss) on investments in affiliates	0	0	0	0	0	0
Net realized loss on forward foreign currency
contracts and foreign currency transactions	0	0	0	0	(324,412)	0
Net change in unrealized appreciation/
(depreciation) on investments	(4,734,769)	(7,207,646)	(10,731,487)	(134,631)	(5,378,558)	(7,228,038)
Net change in unrealized appreciation/
(depreciation) on forward foreign currency
contracts and translation of assets and liabilities
denominated in foreign currencies	0	0	0	0	(583,874)	0
Net Realized And Unrealized Gain/(Loss)	1,758,770	(3,861,811)	(7,850,621)	(201,916)	(1,295,689)	(1,276,341)
Net Increase/(Decrease) in Net Assets Resulting
from Operations	$1,654,043	$(4,364,269)	$(8,436,842)	$(249,671)	$(273,477)	$(742,949)

*Foreign tax withholdings	$0	$3,663	$0	$248	$66,133	$6,806

See Notes to Financial Statements.

WESTCORE FUNDS FOR THE YEAR ENDED DECEMBER 31, 2015

	Westcore	Westcore	Westcore	Westcore	Westcore	Westcore
	Small-Cap Value	Micro-Cap	International	Flexible	Plus	Colorado
	Dividend Fund	Opportunity Fund	Small-Cap Fund	Income Fund	BondFund	Tax-Exempt Fund
Investment Income
Dividends, net of foreign taxes*	$6,214,277	$377,249	$4,665,874	$223,754	$1,134,763	$9,779
Dividends from affiliated securities	0	0	1,966,730	0	0	0
Interest	0	0	0	3,432,008	49,329,755	5,913,030
Total Income	6,214,277	377,249	6,632,604	3,655,762	50,464,518	5,922,809

Expenses
Investment advisory fee	2,717,036	304,246	2,795,932	287,733	5,163,375	700,300
Administrative fee	367,826	41,198	315,502	86,537	1,996,570	236,904
Shareholder servicing reimbursement -
Retail Class	179,253	49,575	369,870	71,080	2,073,398	258,628
Transfer agent fees	44,417	17,537	47,645	23,769	132,633	19,786
Independent pricing service fees	7,951	15,142	9,462	10,094	39,873	30,025
Legal fees	9,893	1,050	8,733	21,309	47,227	5,354
Printing fees	30,012	11,622	44,588	9,556	141,761	14,343
Registration fees	33,825	18,173	23,106	29,855	48,484	4,961
Audit and tax preparation fees	20,938	14,230	20,021	59,192	38,284	20,758
Custodian fees	25,848	19,142	66,430	4,637	91,567	12,033
Insurance	9,633	1,025	11,285	2,059	45,106	4,531
Trustee fees and expenses	31,174	3,443	21,346	7,349	171,549	21,205
Chief compliance officer fee	12,907	1,383	9,646	3,039	70,266	8,567
Other	15,918	8,184	19,895	12,672	59,498	12,573
Total expenses before waivers	3,506,631	505,950	3,763,461	628,881	10,119,591	1,349,968
Expenses waived by:
Investment advisor
Retail Class	(95,851)	(110,430)	(268,546)	(68,843)	(2,002,896)	(211,981)
Institutional Class	(149,740)	N/A	N/A	(28,050)	(182,151)	N/A
Net Expenses	3,261,040	395,520	3,494,915	531,988	7,934,544	1,137,987
Net Investment Income/(Loss)	2,953,237	(18,271)	3,137,689	3,123,774	42,529,974	4,784,822

Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on investments	27,099,932	2,432,437	42,513,908	913,318	3,907,043	(3,308)
Net realized gain/(loss) on investments in affiliates	0	0	(8,693,690)	0	0	0
Net realized loss on forward foreign currency
contracts and foreign currency transactions	0	0	(35,444,478)	0	0	0
Net change in unrealized appreciation/
(depreciation) on investments	(52,252,936)	(3,374,549)	(20,181,800)	(4,927,916)	(45,629,551)	389,121
Net change in unrealized appreciation/
(depreciation) on forward foreign currency
contracts and translation of assets and liabilities
denominated in foreign currencies	0	0	20,412,045	0	0	0
Net Realized And Unrealized Gain/(Loss)	(25,153,004)	(942,112)	(1,394,015)	(4,014,598)	(41,722,508)	385,813
Net Increase/(Decrease) in Net Assets Resulting
from Operations	$(22,199,767)	$(960,383)	$1,743,674	$(890,824)	$807,466	$5,170,635

*Foreign tax withholdings	$9,100	$7,752	$477,171	$0	$(764)	$0

See Notes to Financial Statements.

	Westcore Growth Fund		Westcore MIDCO Growth Fund		Westcore Select Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$(104,727)	$(105,579)	$(502,458)	$(582,786)	$(586,221)	$(694,394)
Net realized gain/(loss)	6,493,539	12,814,584	3,345,835	18,237,820	2,880,866	23,213,005
Change in unrealized net appreciation/(depreciation)	(4,734,769)	(9,968,152)	(7,207,646)	(13,582,242)	(10,731,487)	(18,255,250)
Net increase/(decrease) in net assets resulting
from operations	1,654,043	2,740,853	(4,364,269)	4,072,792	(8,436,842)	4,263,361

Distributions to Shareholders (Note 2):
From net realized capital gains
Retail Class	(8,039,484)	(8,579,448)	(3,980,511)	(15,832,066)	0	0
Institutional Class	(1,655,574)	(1,873,085)	(1,119,359)	(4,074,954)	N/A	N/A
Decrease in net assets from distributions
to shareholders	(9,695,058)	(10,452,533)	(5,099,870)	(19,907,020)	0	0

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	2,868,139	4,002,106	4,605,322	13,240,387	2,902,464	10,127,474
Institutional Class	1,103,291	6,529,789	1,800,093	8,671,616	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	7,949,926	8,487,829	3,924,072	15,510,199	0	0
Institutional Class	1,655,574	1,864,597	1,119,359	4,072,828	N/A	N/A
Cost of shares redeemed
Retail Class	(13,188,487)	(41,979,969)	(12,226,920)	(24,631,922)	(26,708,365)	(34,701,608)
Institutional Class	(3,312,325)	(9,137,052)	(2,949,285)	(4,283,213)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(2,923,882)	(30,232,700)	(3,727,359)	12,579,895	(23,805,901)	(24,574,134)
Redemption Fees	0	0	0	0	0	0
Net Increase/(Decrease) in Net Assets	(10,964,897)	(37,944,380)	(13,191,498)	(3,254,333)	(32,242,743)	(20,310,773)

Net Assets:
Beginning of year	40,923,648	78,868,028	94,984,800	98,239,133	90,747,118	111,057,891
End of year*	$29,958,751	$40,923,648	$81,793,302	$94,984,800	$58,504,375	$90,747,118
*Accumulated net investment income/(loss) of:	$(38,551)	$(40,596)	$(255,106)	$(255,995)	$(36,640)	$(34,610)

See Notes to Financial Statements.

	Westcore Small-Cap Growth Fund		Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$(47,755)	$(21,896)	$1,022,212	$961,504	$533,392	$526,257
Net realized gain/(loss)	(67,285)	(8,459)	4,666,743	2,137,156	5,951,697	6,424,375
Change in unrealized net appreciation/(depreciation)	(134,631)	418,588	(5,962,432)	(572,960)	(7,228,038)	(258,525)
Net increase/(decrease) in net assets resulting
from operations	(249,671)	388,233	(273,477)	2,525,700	(742,949)	6,692,107

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	0	0	(949,537)	(888,635)	(449,995)	(599,998)
Institutional Class	0	0	(98,013)	(102,309)	N/A	N/A
From net realized capital gains
Retail Class	(433)	0	(3,075,829)	(2,628,991)	(5,337,643)	(4,184,831)
Institutional Class	(5,175)	0	(270,948)	(263,363)	N/A	N/A
Decrease in net assets from distributions
to shareholders	(5,608)	0	(4,394,327)	(3,883,298)	(5,787,638)	(4,784,829)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	21,117	630,630	385,740	1,400,998	8,775,535	6,182,266
Institutional Class	1,855,878	5,863,749	475,082	1,422,613	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	433	0	3,490,608	2,990,104	5,692,171	4,688,429
Institutional Class	4,916	0	368,961	365,672	N/A	N/A
Cost of shares redeemed
Retail Class	(95,267)	(109,499)	(8,409,712)	(10,477,395)	(14,597,145)	(7,657,831)
Institutional Class	(3,683,250)	(495,739)	(1,816,196)	(2,967,430)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(1,896,173)	5,889,141	(5,505,517)	(7,265,438)	(129,439)	3,212,864
Redemption Fees	0	745	0	0	0	0
Net Increase/(Decrease) in Net Assets	(2,151,452)	6,278,119	(10,173,321)	(8,623,036)	(6,660,026)	5,120,142

Net Assets:
Beginning of year	8,661,704	2,383,585	51,177,937	59,800,973	58,402,037	53,281,895
End of year*	$6,510,252	$8,661,704	$41,004,616	$51,177,937	$51,742,011	$58,402,037
*Accumulated net investment income/(loss) of:	$1,010	$178	$(35,802)	$(23,521)	$78,819	$(4,578)

See Notes to Financial Statements.

	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund		Westcore International Small-Cap Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$2,953,237	$3,698,458	$(18,271)	$(16,817)	$3,137,689	$7,141,599
Net realized gain/(loss)	27,099,932	37,134,437	2,432,437	(474,118)	(1,624,260)	8,604,070
Change in unrealized net appreciation/(depreciation)	(52,252,936)	(19,540,550)	(3,374,549)	1,438,393	230,245	(99,543,129)
Net increase/(decrease) in net assets resulting
from operations	(22,199,767)	21,292,345	(960,383)	947,458	1,743,674	(83,797,460)

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(683,768)	(1,447,079)	0	0	(5,000,029)	(115,857)
Institutional Class	(1,116,177)	(2,202,864)	N/A	N/A	N/A	N/A
From net realized capital gains
Retail Class	(12,009,487)	(16,162,790)	(1,707,651)	(339,905)	(2,932,846)	(9,681,932)
Institutional Class	(15,245,321)	(21,128,919)	N/A	N/A	N/A	N/A
Decrease in net assets from distributions
to shareholders	(29,054,753)	(40,941,652)	(1,707,651)	(339,905)	(7,932,875)	(9,797,789)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	15,702,896	19,601,937	11,089,397	23,935,851	29,059,471	79,700,379
Institutional Class	31,752,130	105,643,720	N/A	N/A	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	10,459,838	14,543,877	1,694,661	339,756	7,811,167	9,481,216
Institutional Class	15,431,195	22,322,084	N/A	N/A	N/A	N/A
Cost of shares redeemed
Retail Class	(66,653,260)	(53,595,637)	(26,536,376)	(8,464,145)	(225,115,305)	(181,718,169)
Institutional Class	(102,594,526)	(74,450,357)	N/A	N/A	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(95,901,727)	34,065,624	(13,752,318)	15,811,462	(188,244,667)	(92,536,574)
Redemption Fees	0	0	302	256	0	0
Net Increase/(Decrease) in Net Assets	(147,156,247)	14,416,317	(16,420,050)	16,419,271	(194,433,868)	(186,131,823)

Net Assets:
Beginning of year	331,611,517	317,195,200	37,206,069	20,786,798	294,657,225	480,789,048
End of year*	$184,455,270	$331,611,517	$20,786,019	$37,206,069	$100,223,357	$294,657,225
*Accumulated net investment income/(loss) of:	$1,187,905	$34,721	$(2,139)	$9,962	$(1,449,228)	$(4,123,109)

See Notes to Financial Statements.

	Westcore Flexible Income Fund		Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Increase/(Decrease) in Net Assets from:

Operations:
Net investment income/(loss)	$3,123,774	$3,495,192	$42,529,974	$45,449,685	$4,784,822	$3,847,739
Net realized gain/(loss)	913,318	1,524,732	3,907,043	15,212,631	(3,308)	437,241
Change in unrealized net appreciation/(depreciation)	(4,927,916)	(1,746,070)	(45,629,551)	23,944,141	389,121	4,851,508
Net increase/(decrease) in net assets resulting
from operations	(890,824)	3,273,854	807,466	84,606,457	5,170,635	9,136,488

Distributions to Shareholders (Note 2):
From net investment income
Retail Class	(2,738,506)	(3,279,551)	(42,349,217)	(41,087,079)	(4,766,141)	(3,847,919)
Institutional Class	(462,841)	(262,317)	(4,571,415)	(6,383,180)	N/A	N/A
From net realized capital gains
Retail Class	0	0	(3,721,691)	(7,952,389)	0	0
Institutional Class	0	0	(311,296)	(907,894)	N/A	N/A
Tax return of capital
Retail Class	(6,600)	0	0	0	0	0
Institutional Class	(1,116)	0	0	0	0	0
Decrease in net assets from distributions
to shareholders	(3,209,063)	(3,541,868)	(50,953,619)	(56,330,542)	(4,766,141)	(3,847,919)

Beneficial Interest Transactions (Note 3):
Shares sold
Retail Class	9,023,532	8,860,071	324,075,690	339,549,158	58,650,335	46,912,694
Institutional Class	10,507,930	2,466,848	61,958,500	37,650,445	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	2,587,614	3,083,271	44,880,787	47,639,061	4,366,839	3,492,862
Institutional Class	462,003	262,168	4,673,927	7,107,791	N/A	N/A
Cost of shares redeemed
Retail Class	(21,358,333)	(13,588,990)	(368,386,453)	(267,482,334)	(29,473,379)	(15,205,552)
Institutional Class	(3,832,219)	(2,066,890)	(106,119,575)	(124,679,365)	N/A	N/A
Net increase/(decrease) resulting from beneficial
interest transactions	(2,609,473)	(983,522)	(38,917,124)	39,784,756	33,543,795	35,200,004
Redemption Fees	44	5,712	0	0	0	0
Net Increase/(Decrease) in Net Assets	(6,709,316)	(1,245,824)	(89,063,277)	68,060,671	33,948,289	40,488,573

Net Assets:
Beginning of year	64,869,518	66,115,342	1,506,823,571	1,438,762,900	158,971,813	118,483,240
End of year*	$58,160,202	$64,869,518	$1,417,760,294	$1,506,823,571	$192,920,102	$158,971,813
*Accumulated net investment income/(loss) of:	$(28,293)	$48,449	$(73,619)	$606,715	$(8,400)	$(27,081)

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/		Dividends From
	Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment	(Loss) on	Investment	Net Investment	Gain on	Tax Return		Total
Year or Period Ended	the Period	Income/(Loss)(a)	Investments	Operations	Income	Investments	of Capital		Distributions
WESTCORE GROWTH FUND
Retail Class
12/31/15	$12.72	$(0.04)	$0.60	$0.56	$(0.00)	$(4.32)	$(0.00)		$(4.32)
12/31/14	15.98	(0.03)	1.04	1.01	(0.00)	(4.27)	(0.00)		(4.27)
12/31/13	14.07	(0.03)	4.62	4.59	(0.00)	(2.68)	(0.00)		(2.68)
12/31/12	12.46	0.05	1.83	1.88	(0.05)	(0.22)	(0.00)		(0.27)
12/31/11	12.54	(0.03)	(0.05)	(0.08)	(0.00)	(0.00)	(0.00	) (b)	(0.00)
Institutional Class
12/31/15	12.88	(0.02)	0.62	0.60	(0.00)	(4.32)	(0.00)		(4.32)
12/31/14	16.10	0.00 (b)	1.05	1.05	(0.00)	(4.27)	(0.00)		(4.27)
12/31/13	14.14	0.01	4.63	4.64	(0.00)	(2.68)	(0.00)		(2.68)
12/31/12	12.50	0.04	1.88	1.92	(0.06)	(0.22)	(0.00)		(0.28)
12/31/11	12.56	0.00 (b)	(0.06)	(0.06)	(0.00)	(0.00)	(0.00	) (b)	(0.00)
WESTCORE MIDCO GROWTH FUND
Retail Class
12/31/15	5.37	(0.03)	(0.25)	(0.28)	(0.00)	(0.31)	(0.00)		(0.31)
12/31/14	6.65	(0.04)	0.32	0.28	(0.00)	(1.56)	(0.00)		(1.56)
12/31/13	6.11	(0.05)	2.75	2.70	(0.00)	(2.16)	(0.00)		(2.16)
12/31/12	5.90	(0.01)	0.28	0.27	(0.00)	(0.06)	(0.00)		(0.06)
12/31/11	6.77	(0.02)	(0.47)	(0.49)	(0.00)	(0.38)	(0.00	) (b)	(0.38)
Institutional Class
12/31/15	5.48	(0.02)	(0.26)	(0.28)	(0.00)	(0.31)	(0.00)		(0.31)
12/31/14	6.74	(0.03)	0.33	0.30	(0.00)	(1.56)	(0.00)		(1.56)
12/31/13	6.16	(0.04)	2.78	2.74	(0.00)	(2.16)	(0.00)		(2.16)
12/31/12	5.93	0.00 (b)	0.29	0.29	(0.00)	(0.06)	(0.00)		(0.06)
12/31/11	6.80	(0.01)	(0.48)	(0.49)	(0.00)	(0.38)	(0.00	) (b)	(0.38)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.

					Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00		$8.96	4.43%	$24,942	1.15%	1.17%	(0.34%)	(0.36%)	96%
0.00		12.72	6.79%	33,954	1.11%	1.11%	(0.21%)	(0.21%)	144%
0.00		15.98	32.93%	69,632	1.09%	1.09%	(0.17%)	(0.17%)	182%
0.00	(b)	14.07	15.13%	66,514	1.11%	1.11%	0.36%	0.36%	167%
0.00	(b)	12.46	(0.64%)	59,311	1.11%	1.11%	(0.22%)	(0.22%)	130%

0.00		9.16	4.68%	5,016	0.95%	1.28%	(0.15%)	(0.48%)	96%
0.00		12.88	6.98%	6,970	0.91%	1.05%	0.00%	(0.14%)	144%
0.00		16.10	33.13%	9,236	0.89%	1.15%	0.06%	(0.20%)	182%
0.00	(b)	14.14	15.37%	4,564	0.92%	1.32%	0.31%	(0.09%)	167%
0.00	(b)	12.50	(0.48%)	8,637	0.95%	1.70%	0.02%	(0.73%)	130%

0.00		4.78	(5.08%)	63,675	1.03%	1.03%	(0.56%)	(0.56%)	61%
0.00		5.37	4.56%	74,747	1.03%	1.03%	(0.61%)	(0.61%)	88%
0.00		6.65	44.67%	83,008	1.05%	1.05%	(0.67%)	(0.67%)	11700%
0.00	(b)	6.11	4.64%	74,221	1.05%	1.05%	(0.12%)	(0.12%)	114%
0.00	(b)	5.90	(7.20%)	96,762	1.06%	1.06%	(0.25%)	(0.25%)	113%

0.00		4.89	(4.98%)	18,119	0.89%	0.97%	(0.43%)	(0.51%)	61%
0.00		5.48	4.79%	20,238	0.89%	0.98%	(0.46%)	(0.55%)	88%
0.00		6.74	44.94%	15,231	0.88%	0.95%	(0.53%)	(0.60%)	11700%
0.00	(b)	6.16	4.96%	33,482	0.87%	0.93%	0.06%	0.01%	114%
0.00	(b)	5.93	(7.17%)	38,396	0.92%	0.97%	(0.11%)	(0.16%)	113%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return		Total
Year or Period Ended	the Period	Income/(Loss)(a)		Investments	Operations	Income	Investments	of Capital		Distributions
WESTCORE SELECT FUND
Retail Class
12/31/15	$25.31	$(0.19)		$(2.80)	$(2.99)	$(0.00)	$(0.00)	$(0.00)		$(0.00)
12/31/14	24.21	(0.17)		1.27	1.10	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13	16.60	(0.14)		7.75	7.61	(0.00)	(0.00)	(0.00)		(0.00)
12/31/12	18.71	(0.09)		(2.02)	(2.11)	(0.00)	(0.00)	(0.00)		(0.00)
12/31/11	21.07	(0.08)		(2.17)	(2.25)	(0.00)	(0.12)	(0.00	) (b)	(0.12)
WESTCORE SMALL-CAP GROWTH FUND
Retail Class
12/31/15	10.52	(0.11)		(0.39)	(0.50)	(0.00)	(0.01)	(0.00)		(0.01)
12/31/14	10.13	(0.10)		0.49	0.39	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13(d)	10.00	(0.00	) (b)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
Institutional Class
12/31/15	10.56	(0.07)		(0.39)	(0.46)	(0.00)	(0.01)	(0.00)		(0.01)
12/31/14	10.13	(0.04)		0.47	0.43	(0.00)	(0.00)	(0.00)		(0.00)
12/31/13(d)	10.00	(0.00	) (b)	0.13	0.13	(0.00)	(0.00)	(0.00)		(0.00)
WESTCORE BLUE CHIP DIVIDEND FUND
Retail Class
12/31/15	10.57	0.23		(0.30)	(0.07)	(0.23)	(0.82)	(0.00)		(1.05)
12/31/14	10.91	0.19		0.28	0.47	(0.19)	(0.62)	(0.00)		(0.81)
12/31/13(h)	12.00	0.18		2.68	2.86	(0.21)	(3.74)	(0.00)		(3.95)
12/31/12	11.49	0.14		1.40	1.54	(0.16)	(0.87)	(0.00)		(1.03)
12/31/11	11.12	0.13		0.43	0.56	(0.16)	(0.05)	(0.00)		(0.21)
Institutional Class
12/31/15	10.51	0.25		(0.30)	(0.05)	(0.25)	(0.82)	(0.00)		(1.07)
12/31/14	10.85	0.21		0.28	0.49	(0.21)	(0.62)	(0.00)		(0.83)
12/31/13(h)	11.96	0.20		2.67	2.87	(0.24)	(3.74)	(0.00)		(3.98)
12/31/12	11.46	0.17		1.39	1.56	(0.19)	(0.87)	(0.00)		(1.06)
12/31/11	11.10	0.13		0.46	0.59	(0.19)	(0.05)	(0.00)		(0.24)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Ratios before fee waivers for startup periods may not be representative of long term operating results.
(d)	Commenced Operations on December 20, 2013.
(e)	Total return and portfolio turnover are not annualized for periods less than one full year.
(f)	Annualized.
(g)	Net expense ratio is significantly less than expected rate in prospectus of 1.15% due to the higher asset levels in the institutional class compared to the retail class. If the retail class assets increase relative to the institutional class assets it is expected that the net expense ratio will be closer to the 1.15% expected rate.
(h)	Prior to April 30, 2013 known as the Westcore Blue Chip Fund.
(i)	Contractual expense limitation change from 1.15% to 0.99% effective September 1, 2013.

						Ratios/Supplemental Data
												Ratio of Net
												Investment
								Ratio of Expenses		Investment		Income/(Loss)
Paid-in					Net Assets,	Ratio of Expenses		to Average Net		Income/(Loss) to		to Average Net
Capital from		Net Asset Value			End of Period	to Average Net		Assets Without		Average Net		Assets Without		Portfolio
Redemption Fees		End of Period	Total Return		(in Thousands)	Assets		Fee Waivers		Assets		Fee Waivers		Turnover Rate

$0.00		$22.32	(11.81%)		$58,504	1.09%		1.09%		(0.76%)		(0.76%)		67%
0.00		25.31	4.54%		90,747	1.09%		1.09%		(0.68%)		(0.68%)		115%
0.00		24.21	45.84%		111,058	1.08%		1.08%		(0.70%)		(0.70%)		106%
0.00	(b)	16.60	(11.28%)		178,503	1.06%		1.06%		(0.50%)		(0.50%)		167%
0.01		18.71	(10.61%)		681,200	1.05%		1.05%		(0.39%)		(0.39%)		155%

0.00		10.01	(4.77%)		499	1.30%		4.96	% (c)	(1.03%)		(4.69%)		69%
0.00	(b)	10.52	3.85%		599	1.30%		5.18	% (c)	(1.01%)		(4.89	%) (c)	89%
0.00		10.13	1.30	% (e)	69	1.30	% (f)	12.91% (c)(f)		(0.98	%) (f)	(12.60%) (c)(f)		0	% (e)

0.00		10.09	(4.37%)		6,011	0.88	% (g)	2.21	% (c)	(0.61%)		(1.94%)		69%
0.00	(b)	10.56	4.24		8,063	0.76	% (g)	3.61	% (c)	(0.44%)		(3.29	%) (c)	89%
0.00		10.13	1.30	% (e)	2,314	1.06	% (f)	12.52% (c)(f)		(0.75	%) (f)	(12.22%) (c)(f)		0	% (e)

0.00		9.45	(0.56%)		37,613	0.99%		1.17%		2.19%		2.01%		65%
0.00		10.57	4.43%		46,432	0.99%		1.14%		1.67%		1.52%		18%
0.00		10.91	24.53%		53,780	1.10	% (i)	1.14%		1.31%		1.27%		91%
0.00	(b)	12.00	13.39%		55,215	1.15%		1.17%		1.13%		1.11%		9%
0.02		11.49	5.19%		61,295	1.15%		1.30%		1.12%		0.97%		37%

0.00		9.39	(0.42%)		3,391	0.82%		1.05%		2.38%		2.15%		65%
0.00		10.51	4.66%		4,746	0.82%		1.01%		1.88%		1.69%		18%
0.00		10.85	24.72%		6,021	0.92%		0.98%		1.49%		1.43%		91%
0.00	(b)	11.96	13.66%		6,612	0.92%		1.06%		1.35%		1.21%		9%
0.01		11.46	5.34%		7,809	1.00%		1.17%		1.11%		0.94%		37%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations					Distributions

	Net			Net Realized And	Total Income/		Dividends From
	Asset Value	Net		Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment		(Loss) on	Investment	Net Investment	Gain on	Tax Return	Total
Year or Period Ended	the Period	Income/(Loss)(a)		Investments	Operations	Income	Investments	of Capital	Distributions
WESTCORE MID-CAP VALUE DIVIDEND FUND
Retail Class
12/31/15	$26.87	$0.26		$(0.68)	$(0.42)	$(0.23)	$(2.75)	$(0.00)	$(2.98)
12/31/14	26.01	0.26		2.98	3.24	(0.30)	(2.08)	(0.00)	(2.38)
12/31/13(c)	20.11	0.23		5.91	6.14	(0.24)	(0.00)	(0.00)	(0.24)
12/31/12	18.10	0.19		2.05	2.24	(0.23)	(0.00)	(0.00)	(0.23)
12/31/11	18.26	0.15		(0.15)	0.00	(0.16)	(0.00)	(0.00)	(0.16)
WESTCORE SMALL-CAP VALUE DIVIDEND FUND
Retail Class
12/31/15	13.45	0.13		(1.21)	(1.08)	(0.10)	(1.75)	(0.00)	(1.85)
12/31/14	14.38	0.14		0.75	0.89	(0.15)	(1.67)	(0.00)	(1.82)
12/31/13(d)	12.65	0.11		4.45	4.56	(0.13)	(2.70)	(0.00)	(2.83)
12/31/12	11.82	0.11		1.03	1.14	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.09		(0.13)	(0.04)	(0.11)	(0.00)	(0.00)	(0.11)
Institutional Class
12/31/15	13.47	0.15		(1.21)	(1.06)	(0.13)	(1.75)	(0.00)	(1.88)
12/31/14	14.40	0.17		0.74	0.91	(0.17)	(1.67)	(0.00)	(1.84)
12/31/13(d)	12.64	0.14		4.46	4.60	(0.14)	(2.70)	(0.00)	(2.84)
12/31/12	11.80	0.13		1.02	1.15	(0.13)	(0.18)	(0.00)	(0.31)
12/31/11	11.97	0.11		(0.15)	(0.04)	(0.13)	(0.00)	(0.00)	(0.13)
WESTCORE MICRO-CAP OPPORTUNITY FUND
Retail Class
12/31/15	17.96	(0.01)		(0.88)	(0.89)	(0.00)	(1.33)	(0.00)	(1.33)
12/31/14	17.69	(0.01)		0.44	0.43	(0.00)	(0.16)	(0.00)	(0.16)
12/31/13	12.35	(0.00	) (b)	5.70	5.70	(0.01)	(0.35)	(0.00)	(0.36)
12/31/12	11.15	0.11		1.62	1.73	(0.14)	(0.39)	(0.00)	(0.53)
12/31/11	11.56	(0.02)		(0.40)	(0.42)	(0.00)	(0.00)	(0.00)	(0.00)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.
(c)	Prior to April 30, 2013 known as the Westcore Mid-Cap Value Fund.
(d)	Prior to April 30, 2013 known as the Westcore Small-Cap Value Fund.

					Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00		$23.47	(1.50%)	$51,742	1.20%	1.20%	0.96%	0.96%	62%
(0.00)		26.87	12.69%	58,402	1.19%	1.19%	0.95%	0.95%	51%
0.00		26.01	30.57%	53,282	1.24%	1.24%	0.96%	0.96%	51%
0.00	(b)	20.11	12.39%	40,341	1.25%	1.26%	0.96%	0.96%	21%
0.00	(b)	18.10	(0.02%)	43,190	1.25%	1.29%	0.82%	0.78%	32%

0.00		10.52	(8.13%)	79,038	1.30%	1.39%	0.99%	0.90%	74%
0.00	(b)	13.45	6.46%	141,445	1.30%	1.40%	0.97%	0.87%	70%
0.00		14.38	36.49%	169,821	1.30%	1.39%	0.76%	0.67%	53%
0.00	(b)	12.65	9.69%	189,858	1.30%	1.39%	0.87%	0.78%	35%
0.00	(b)	11.82	(0.31%)	196,764	1.30%	1.42%	0.77%	0.66%	40%

0.00		10.53	(7.98%)	105,418	1.13%	1.22%	1.15%	1.06%	74%
0.00	(b)	13.47	6.62%	190,166	1.11%	1.21%	1.20%	1.10%	70%
0.00		14.40	36.86%	147,374	1.12%	1.22%	0.94%	0.84%	53%
0.00	(b)	12.64	9.78%	124,052	1.14%	1.24%	1.07%	0.96%	35%
0.00	(b)	11.80	(0.31%)	92,446	1.16%	1.29%	0.92%	0.79%	40%

0.00	(b)	15.74	(4.92%)	20,786	1.30%	1.66%	0.06%	(0.42%)	105%
0.00	(b)	17.96	2.49%	37,206	1.30%	1.60%	(0.05%)	(0.35%)	72%
0.00		17.69	46.20%	20,787	1.30%	1.95%	(0.01%)	(0.66%)	52%
0.00	(b)	12.35	15.60%	2,986	1.30%	4.71%	0.94%	(2.47%)	132%
0.01		11.15	(3.55%)	1,734	1.30%	8.07%	(0.14%)	(6.91%)	88%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/		Dividends From
	Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment	(Loss) on	Investment	Net Investment	Gain on	Tax Return		Total
Year or Period Ended	the Period	Income/(Loss)(a)	Investments	Operations	Income	Investments	of Capital		Distributions
WESTCORE INTERNATIONAL SMALL-CAP FUND
Retail Class
12/31/15	$16.71	$0.23	$(0.09)	$0.14	$(0.79)	$(0.47)	$(0.00)		$(1.26)
12/31/14	21.26	0.33	(4.34)	(4.01)	(0.01)	(0.53)	(0.00)		(0.54)
12/31/13	17.94	0.35	3.63	3.98	(0.66)	(0.00)	(0.00)		(0.66)
12/31/12	14.55	0.37	3.24	3.61	(0.22)	(0.00)	(0.00)		(0.22)
12/31/11	15.70	0.29	(1.21)	(0.92)	(0.24)	(0.00)	(0.00)		(0.24)
WESTCORE FLEXIBLE INCOME FUND
Retail Class
12/31/15	8.80	0.42	(0.55)	(0.13)	(0.44)	(0.00)	(0.00	) (b)	(0.44)
12/31/14	8.83	0.46	(0.02)	0.44	(0.47)	(0.00)	(0.00)		(0.47)
12/31/13	8.94	0.49	(0.12)	0.37	(0.48)	(0.00)	(0.00)		(0.48)
12/31/12	8.57	0.50	0.38	0.88	(0.51)	(0.00)	(0.00)		(0.51)
12/31/11	8.42	0.53	0.12	0.65	(0.51)	(0.00)	(0.00)		(0.51)
Institutional Class
12/31/15	8.68	0.43	(0.55)	(0.12)	(0.44)	(0.00)	(0.00	) (b)	(0.44)
12/31/14	8.71	0.47	(0.02)	0.45	(0.48)	(0.00)	(0.00)		(0.48)
12/31/13	8.82	0.49	(0.11)	0.38	(0.49)	(0.00)	(0.00)		(0.49)
12/31/12	8.43	0.50	0.38	0.88	(0.49)	(0.00)	(0.00)		(0.49)
12/31/11	8.34	0.53	0.12	0.65	(0.57)	(0.00)	(0.00)		(0.57)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.

					Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00		$15.59	1.05%	$100,223	1.50%	1.62%	1.35%	1.23%	44%
0.00		16.71	(18.82%)	294,657	1.50%	1.58%	1.65%	1.57%	40%
0.00	(b)	21.26	22.36%	480,789	1.50%	1.63%	1.82%	1.69%	57%
0.00	(b)	17.94	24.84%	327,825	1.50%	1.65%	2.22%	2.07%	14%
0.01		14.55	(5.75%)	133,236	1.50%	1.70%	1.82%	1.62%	27%

0.00	(b)	8.23	(1.64%)	46,725	0.85%	0.98%	4.86%	4.73%	37%
0.00	(b)	8.80	5.01%	59,734	0.85%	0.88%	5.16%	5.13%	37%
0.00	(b)	8.83	4.31%	61,608	0.85%	0.91%	5.49%	5.43%	15%
0.00	(b)	8.94	10.49%	74,206	0.85%	0.90%	5.69%	5.65%	34%
0.01		8.57	8.13%	87,962	0.85%	0.93%	6.24%	6.16%	45%

0.00	(b)	8.12	(1.51%)	11,435	0.72%	1.03%	5.06%	4.75%	37%
0.00	(b)	8.68	5.21%	5,135	0.67%	1.04%	5.36%	4.99%	37%
0.00	(b)	8.71	4.45%	4,507	0.69%	1.11%	5.64%	5.22%	15%
0.00	(b)	8.82	10.74%	6,468	0.71%	1.30%	5.76%	5.16%	34%
0.01		8.43	8.14%	2,095	0.74%	3.04%	6.35%	4.05%	45%

See Notes to Financial Statements.

Selected data for a share of beneficial interest outstanding throughout the period indicated.

	Income from Investment Operations				Distributions

	Net		Net Realized And	Total Income/		Dividends From
	Asset Value	Net	Unrealized Gain/	(Loss) from	Dividends from	Net Realized
	Beginning of	Investment	(Loss) on	Investment	Net Investment	Gain on	Tax Return	Total
Year or Period Ended	the Period	Income/(Loss)(a)	Investments	Operations	Income	Investments	of Capital	Distributions
WESTCORE PLUS BOND FUND
Retail Class
12/31/15	$10.92	$0.31	$(0.31)	$0.00	$(0.34)	$(0.03)	$(0.00)	$(0.37)
12/31/14	10.71	0.34	0.28	0.62	(0.35)	(0.06)	(0.00)	(0.41)
12/31/13	11.24	0.34	(0.48)	(0.14)	(0.38)	(0.01)	(0.00)	(0.39)
12/31/12	11.04	0.40	0.21	0.61	(0.40)	(0.01)	(0.00)	(0.41)
12/31/11	10.72	0.43	0.37	0.80	(0.44)	(0.04)	(0.00)	(0.48)
Institutional Class
12/31/15	10.79	0.32	(0.29)	0.03	(0.36)	(0.03)	(0.00)	(0.39)
12/31/14	10.59	0.35	0.28	0.63	(0.37)	(0.06)	(0.00)	(0.43)
12/31/13	11.11	0.36	(0.48)	(0.12)	(0.39)	(0.01)	(0.00)	(0.40)
12/31/12	10.92	0.42	0.20	0.62	(0.42)	(0.01)	(0.00)	(0.43)
12/31/11	10.68	0.45	0.37	0.82	(0.54)	(0.04)	(0.00)	(0.58)
WESTCORE COLORADO TAX-EXEMPT FUND
Retail Class
12/31/15	11.63	0.32	0.02	0.34	(0.31)	(0.00)	(0.00)	(0.31)
12/31/14	11.16	0.33	0.47	0.80	(0.33)	(0.00)	(0.00)	(0.33)
12/31/13	11.81	0.35	(0.65)	(0.30)	(0.35)	(0.00)	(0.00)	(0.35)
12/31/12	11.54	0.37	0.27	0.64	(0.37)	(0.00)	(0.00)	(0.37)
12/31/11	10.99	0.40	0.56	0.96	(0.41)	(0.00)	(0.00)	(0.41)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 and $(0.005) per share.

				Ratios/Supplemental Data
								Ratio of Net
							Ratio of Net	Investment
						Ratio of Expenses	Investment	Income/(Loss)
Paid-in				Net Assets,	Ratio of Expenses	to Average Net	Income/(Loss) to	to Average Net
Capital from		Net Asset Value		End of Period	to Average Net	Assets Without	Average Net	Assets Without	Portfolio
Redemption Fees		End of Period	Total Return	(in Thousands)	Assets	Fee Waivers	Assets	Fee Waivers	Turnover Rate

$0.00		$10.55	0.01%	$1,309,659	0.55%	0.70%	2.87%	2.72%	51%
0.00		10.92	5.90%	1,354,837	0.55%	0.70%	3.08%	2.93%	62%
0.00		10.71	(1.23%)	1,211,518	0.55%	0.72%	3.12%	2.95%	50%
0.00	(b)	11.24	5.67%	1,457,800	0.55%	0.75%	3.61%	3.41%	32%
0.00	(b)	11.04	7.55%	1,399,473	0.55%	0.83%	3.98%	3.70%	42%

0.00		10.43	0.23%	108,101	0.42%	0.55%	2.99%	2.86%	51%
0.00		10.79	6.02%	151,986	0.42%	0.55%	3.22%	3.09%	62%
0.00		10.59	(1.05%)	227,245	0.38%	0.55%	3.29%	3.12%	50%
0.00	(b)	11.11	5.74%	241,714	0.40%	0.59%	3.76%	3.57%	32%
0.00	(b)	10.92	7.81%	196,349	0.41%	0.69%	4.13%	3.86%	42%

0.00		11.66	3.02%	192,920	0.65%	0.77%	2.73%	2.61%	30%
0.00		11.63	7.23%	158,972	0.65%	0.77%	2.87%	2.75%	13%
0.00		11.16	(2.56%)	118,483	0.65%	0.80%	3.05%	2.90%	23%
0.00	(b)	11.81	5.57%	146,820	0.65%	0.81%	3.12%	2.96%	7%
0.00	(b)	11.54	8.88%	113,221	0.65%	0.91%	3.60%	3.34%	17%

See Notes to Financial Statements.

1. ORGANIZATION

Westcore Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Interests in the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund (the “Funds”) are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds offer Retail Class shares. The Westcore Growth, Westcore MIDCO Growth, Westcore Small-Cap Growth, Westcore Blue Chip Dividend, Westcore Small-Cap Value Dividend, Westcore Flexible Income and Westcore Plus Bond Funds also offer Institutional Class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters solely affecting such class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, the following policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

Investment Valuation – All securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open, subject to provisions in the prospectus and/or Statement of Additional Information regarding pricing at other times in case of an emergency and optional pricing of the Funds in the event that the NYSE does not open for business because of an emergency.

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the NASDAQ exchange or the domestic over the counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. When an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value, the fair value of those securities are determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal exchange.

Forward foreign currency contracts have a market value determined by the prevailing daily foreign currency exchange rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing vendor. Foreign currency exchange rates and foreign currency exchange forward rates may generally be obtained at the close of the NYSE.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

Fixed-income obligations, excluding municipal securities, having a remaining maturity of greater than 60 days, are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service. Municipal securities having a remaining maturity of greater than 60 days, are typically valued at the evaluated bid price formulated by an independent pricing service.

Fixed-income securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board of Trustees. Factors which may be considered when determining the value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Market, Credit and Counterparty Risk – In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Securities Traded on Foreign Exchanges – All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. As of December 31, 2015, all Funds were primarily invested in securities traded on U.S. exchanges, except Westcore International Small-Cap Fund. In the event that a Fund executes a security transaction on a foreign exchange, the Fund will generally enter into a foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is identified separately from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds’ Statements of Operations.

Concentration of Risk – As of December 31, 2015, the Westcore International Small-Cap Fund invested a significant percentage of its assets in Australia, Japan and the United Kingdom. Therefore, it may be more affected by economic developments and currency fluctuations in these countries.

Federal Income Taxes – No provision for income taxes is included in the accompanying financial statements, as the Funds intend to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

As of and during the year ended December 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2015, each Fund had available for federal income tax purposes unused pre-enactment capital loss carryforwards as follows:

	Expiring
	2016	2017	2018	Total
Westcore Flexible Income Fund	$20,255,986	$9,408,999	$1,064,911	$30,729,896
Westcore Colorado Tax-Exempt Fund	8,178	22,684	0	30,862

At December 31, 2015, the following Funds had available for federal income tax purposes unused post-enactment capital loss carryforwards as follows:

	Short-Term	Long-Term
Westcore Select Fund	$78,399,246	$599,954
Westcore International Small-Cap Fund	3,325,157	1,805,123
Westcore Flexible Income Fund	41,428	8,355,957
Westcore Colorado Tax-Exempt Fund	41,889	0

During the year ended December 31, 2015, Westcore Flexible Income Fund had utilized capital loss carryforwards in the amount of $1,025,509.

The following Funds elect to defer to their fiscal year ending December 31, 2016, capital losses recognized during the period from November 1, 2015 to December 31, 2015 in the amounts of:

Amount
Westcore MIDCO Growth Fund	$728,148
Westcore Select Fund	506,922
Westcore Small-Cap Growth Fund	70,121
Westcore Blue Chip Dividend Fund	131,784
Westcore Flexible Income Fund	78,321
Westcore Colorado Tax-Exempt Fund	15,713

The following Funds elect to defer to their fiscal year ending December 31, 2016, late year ordinary losses recognized during the period from November 1, 2015 to December 31, 2015 in the amounts of:

Amount
Westcore Blue Chip Dividend Fund	$2,141
Westcore International Small-Cap Fund	536,420

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds. Net assets were unaffected by the reclassifications. For the year ended December 31, 2015, the Funds most recent year end, each Fund recorded the following reclassifications to the accounts listed below:

		Accumulated Net	Accumulated Net Realized
	Paid-in Capital	Investment Income/(Loss)	Gain/(Loss) on Investments
Westcore Growth Fund	$0	$106,772	$(106,772)
Westcore MIDCO Growth Fund	(503,450)	503,347	103
Westcore Select Fund	(584,191)	584,191	0
Westcore Small-Cap Growth Fund	(21,400)	48,587	(27,187)
Westcore Blue Chip Dividend Fund	0	13,057	(13,057)
Westcore Small-Cap Value Dividend fund	(1)	(108)	109
Wescore Micro-Cap Opportunity Fund	(11,507)	6,170	5,337
Westcore International Small-Cap Fund	(3)	4,536,221	(4,536,218)
Westcore Flexible Income Fund	(775,868)	831	775,037
Westcore Plus Bond Fund	(3,712)	3,710,324	(3,706,612)

The reclassifications were primarily a result of the differing book/tax treatment of net operating losses and certain investments.

Included in the amounts reclassified above were net operating losses offset to Paid-in capital:

Westcore	Westcore	Westcore	Westcore
MIDCO Growth Fund	Select Fund	Small-Cap Growth Fund	Micro-Cap Opportunity Fund

$503,347	$584,191	$21,397	$6,096

The tax character of the distributions paid were as follows:

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Westcore Growth Fund
Ordinary Income	$1,207,149	$2,511,392
Long-Term Capital Gain	8,487,909	7,941,141
Total	$9,695,058	$10,452,533
Westcore MIDCO Growth Fund
Ordinary Income	$210,610	$6,400,066
Long-Term Capital Gain	4,889,157	13,506,954
Total	$5,099,767	$19,907,020
Westcore Small-Cap Growth Fund
Ordinary Income	$3,471	$0
Long-Term Capital Gain	2,134	0
Total	$5,605	$0
Westcore Blue Chip Dividend Fund
Ordinary Income	$1,021,824	$1,471,561
Long-Term Capital Gain	3,372,503	2,411,737
Total	$4,394,327	$3,883,298
Westcore Mid-Cap Value Dividend Fund
Ordinary Income	$449,995	$519,402
Long-Term Capital Gain	5,337,643	4,265,427
Total	$5,787,638	$4,784,829
Westcore Small-Cap Value Dividend Fund
Ordinary Income	$2,966,304	$4,847,757
Long-Term Capital Gain	26,088,449	36,093,895
Total	$29,054,753	$40,941,652
Westcore Micro-Cap Opportunity Fund
Ordinary Income	$0	$292,970
Long-Term Capital Gain	1,707,651	46,935
Total	$1,707,651	$339,905
Westcore International Small-Cap Fund
Ordinary Income	$5,000,069	$115,843
Long-Term Capital Gain	2,932,806	9,681,946
Total	$7,932,875	$9,797,789
Westcore Flexible Income Fund
Ordinary Income	$3,201,347	$0
Tax Return of Capital	7,716	0
Total	$3,209,063	$0

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
Westcore Plus Bond Fund
Ordinary Income	$46,951,102	$48,523,907
Long-Term Capital Gain	4,002,517	7,806,635
Total	$50,953,619	$56,330,542
Westcore Colorado Tax-Exempt Fund
Ordinary Income	$12,041	$5,652
Tax-Exempt Income	4,754,100	3,842,267
Total	$4,766,141	$3,847,919

As of December 31, 2015, the Funds most recent year end, the components of distributable earnings on a tax basis were as follows:

				Westcore	Westcore	Westcore
	Westcore	Westcore MIDCO	Westcore	Small-Cap	Blue Chip	Mid-Cap Value
	Growth Fund	Growth Fund	Select Fund	Growth Fund	Dividend Fund	Dividend Fund
Over/Undistributed net
investment income	$100,830	$0	$0	$0	$0	$92,821
Accumulated net realized gain/(loss)
on investments	830,270	(728,148)	(79,506,122)	(70,121)	1,497,754	796,476
Net unrealized appreciation/(depreciation)
on investments	5,723,354	4,240,207	(2,963,773)	265,872	3,389,936	4,952,479
Effect of other timing differences	(38,551)	(255,106)	(36,640)	1,010	(167,586)	(14,002)
Total	$6,615,903	$3,256,953	$(82,506,535)	$196,761	$4,720,104	$5,827,774

	Westcore	Westcore	Westcore			Westcore
	Small-Cap Value	Micro-Cap	International	Westcore Flexible	Westcore Plus	Colorado
	Dividend Fund	Opportunity Fund	Small-Cap Fund	Income Fund	Bond Fund	Tax-Exempt Fund
Over/Undistributed net
investment income	$1,260,566	$0	$2,677,811	$0	$215,934	$25,176
Accumulated net realized gain/(loss)
on investments	8,185,571	274,513	(5,130,280)	(39,205,602)	330,320	(88,464)
Net unrealized appreciation/(depreciation)
on investments	12,361,299	2,526,553	7,027,753	(4,854,233)	5,457,491	5,353,834
Effect of other timing differences	(72,661)	(2,139)	(344,620)	(28,293)	(289,553)	(33,576)
Total	$21,734,775	$2,798,927	$4,230,664	$(44,088,128)	$5,714,192	$5,256,970

The effect of other timing differences is primarily related to deferred Trustees’ compensation.

The Funds recharacterize distributions received from Real Estate Investment Trust (“REIT”) investments based on information provided by the REIT into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REIT , the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year.

Distributions – Distributions of net investment income, if any, are generally made annually for the Westcore Growth, Westcore MIDCO Growth, Westcore Select, Westcore Small-Cap Growth, Westcore Mid-Cap Value Dividend, Westcore Small-Cap Value Dividend, Westcore Micro-Cap Opportunity and Westcore International Small-Cap Funds; monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds and quarterly for the Westcore Blue Chip Dividend Fund. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

Redemption Fee – The Westcore Small-Cap Growth, Westcore Micro-Cap Opportunity and Westcore Flexible Income Funds impose a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. Effective April 30, 2013, Westcore International Small-Cap discontinued imposing redemption fees. The Redemption Fees, which are reflected in the Statement of Changes in Net Assets, are intended to encourage long-term investment in the Funds and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.

Expenses – Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. Expenses that are common to all Funds generally are allocated among the Funds in proportion to their average daily net assets.

Multi-class Fund expenses related to specific classes and the associated Fund level expenses, for the year ended December 31, 2015, were as follows:

Westcore Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$38,247	$0	$0
Transfer agent fees	4,933	165	15,377
Registration fees	15,197	14,857	0
Other	0	1,100	6,526

Westcore MIDCO Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$63,600	$0	$0
Transfer agent fees	20,564	137	22,754
Registration fees	16,529	15,192	0
Other	0	1,100	8,587

Westcore Small-Cap Growth Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$667	$0	$0
Transfer agent fees	398	443	13,342
Registration fees	15,061	17,396	0
Other	1,100	1,100	5,938

Westcore Blue Chip Dividend Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$27,362	$0	$0
Transfer agent fees	38,808	71	30,888
Registration fees	18,042	2,243	0
Other	0	1,100	8,029

Westcore Small-Cap Value Dividend Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$179,253	$0	$0
Transfer agent fees	10,496	11,068	22,853
Registration fees	14,384	19,441	0
Other	0	1,100	14,818

Westcore Flexible Income Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$71,080	$0	$0
Transfer agent fees	6,781	624	16,364
Registration fees	15,278	14,577	0
Other	0	1,100	11,572

Westcore Plus Bond Fund
	Retail Class	Institutional Class	Fund
	Specific Expenses	Specific Expenses	Level Expenses
Shareholder servicing reimbursement	$2,073,398	$0	$0
Transfer agent fees	78,950	3,675	50,008
Registration fees	30,171	18,313	0
Other	0	1,100	58,398

When-Issued/Forward Commitment Securities – Each Fund may purchase or sell securities on a “when issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. In accordance with SEC guidance, each Fund segregates liquid assets in an amount sufficient to satisfy the purchase price. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent each Fund makes such purchases while remaining substantially fully invested. Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Funds as “when-issued” or “forward commitment” transactions. As of December 31, 2015, none of the Funds held when-issued or forward commitment securities.

Other – For financial reporting purposes, the Funds’ investment transactions and shareholder transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

On December 31, 2015, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Westcore Growth Fund		Westcore MIDCO Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Shares issued and redeemed:
Shares sold
Retail Class	269,931	263,227	839,035	2,157,238
Institutional Class	81,530	405,352	320,001	1,305,133
Shares issued in reinvestment of distributions
Retail Class	887,269	679,026	826,120	2,931,985
Institutional Class	180,739	147,283	230,321	754,227
Shares redeemed
Retail Class	(1,041,731)	(2,629,318)	(2,264,236)	(3,657,968)
Institutional Class	(255,338)	(585,263)	(539,640)	(629,214)
Net increase/(decrease) resulting from
share transactions	122,400	(1,719,693)	(588,399)	2,861,401

	Westcore Select Fund		Westcore Small-Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Shares issued and redeemed:
Shares sold
Retail Class	115,732	398,391	1,964	61,435
Institutional Class	N/A	N/A	172,541	584,586
Shares issued in reinvestment of distributions
Retail Class	0	0	43	0
Institutional Class	N/A	N/A	485	0
Shares redeemed
Retail Class	(1,080,234)	(1,400,334)	(9,080)	(11,317)
Institutional Class	N/A	N/A	(340,908)	(49,267)
Net increase/(decrease) resulting from
share transactions	(964,502)	(1,001,943)	(174,955)	585,437
	Westcore Blue Chip Dividend Fund		Westcore Mid-Cap Value Dividend Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Shares issued and redeemed:
Shares sold
Retail Class	37,714	127,302	332,034	230,565
Institutional Class	46,042	129,500	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	365,758	284,099	243,672	178,743
Institutional Class	38,797	34,877	N/A	N/A
Shares redeemed
Retail Class	(815,922)	(950,622)	(545,071)	(284,284)
Institutional Class	(175,309)	(267,873)	N/A	N/A
Net increase/(decrease) resulting from
share transactions	(502,920)	(642,717)	30,635	125,024
	Westcore Small-Cap Value Dividend Fund		Westcore Micro-Cap Opportunity Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Shares issued and redeemed:
Shares sold
Retail Class	1,243,356	1,389,115	629,055	1,376,494
Institutional Class	2,467,690	7,384,933	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	987,709	1,107,683	108,424	19,549
Institutional Class	1,455,773	1,697,497	N/A	N/A
Shares redeemed
Retail Class	(5,233,691)	(3,788,888)	(1,489,167)	(499,080)
Institutional Class	(8,027,415)	(5,203,094)	N/A	N/A
Net increase/(decrease) resulting from
share transactions	(7,106,578)	2,587,246	(751,688)	896,963

	Westcore International Small-Cap Fund		Westcore Flexible Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Shares issued and redeemed:
Shares sold
Retail Class	1,690,156	3,968,972	1,043,354	991,710
Institutional Class	N/A	N/A	1,208,815	279,852
Shares issued in reinvestment of distributions
Retail Class	514,570	578,476	297,573	346,029
Institutional Class	N/A	N/A	54,430	29,834
Shares redeemed
Retail Class	(13,408,534)	(9,533,655)	(2,452,975)	(1,528,241)
Institutional Class	N/A	N/A	(446,843)	(235,570)
Net decrease resulting from
share transactions	(11,203,808)	(4,986,207)	(295,646)	(116,386)
	Westcore Plus Bond Fund		Westcore Colorado Tax-Exempt Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2015	December 31, 2014	December 31, 2015	December 31, 2014
Shares issued and redeemed:
Shares sold
Retail Class	29,832,020	31,050,745	5,046,789	4,076,931
Institutional Class	5,744,468	3,484,245	N/A	N/A
Shares issued in reinvestment of distributions
Retail Class	4,151,586	4,357,218	376,764	303,924
Institutional Class	436,917	657,827	N/A	N/A
Shares redeemed
Retail Class	(33,927,570)	(24,489,324)	(2,545,484)	(1,327,588)
Institutional Class	(9,893,312)	(11,521,630)	N/A	N/A
Net increase/(decrease) resulting from
share transactions	(3,655,891)	3,539,081	2,878,069	3,053,267

4. COST AND UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS ON A TAX BASIS

Westcore Equity Funds

					Westcore
	Westcore	Westcore MIDCO	Westcore	Westcore Small-	Blue Chip
	Growth Fund	Growth Fund	Select Fund	Cap Growth Fund	Dividend Fund
As of December 31, 2015
Gross appreciation (excess of value over tax cost)	$6,181,295	$11,697,854	$6,107,245	$834,707	$5,042,855
Gross depreciation (excess of tax cost over value)	(457,941)	(7,457,647)	(9,071,018)	(568,835)	(1,650,566)
Net appreciation/(depreciation) of foreign currency
and derivatives	0	0	0	0	(2,353)
Net unrealized appreciation/(depreciation)	$5,723,354	$4,240,207	$(2,963,773)	$265,872	$3,389,936
Cost of investment for income tax purposes	$24,343,966	$77,666,480	$61,562,622	$6,238,166	$37,557,155

	Westcore	Westcore	Westcore	Westcore
	Mid-Cap Value	Small-Cap Value	Micro-Cap	International
	Dividend Fund	Dividend Fund	Opportunity Fund	Small-Cap Fund
As of December 31, 2015
Gross appreciation (excess of value over tax cost)	$7,545,792	$21,757,125	$4,055,275	$24,840,772
Gross depreciation (excess of tax cost over value)	(2,593,313)	(9,395,826)	(1,528,722)	(17,505,944)
Net appreciation/(depreciation) of foreign currency
and derivatives	0	0	0	(307,075)
Net unrealized appreciation/(depreciation)	$4,952,479	$12,361,299	$2,526,553	$7,027,753
Cost of investment for income tax purposes	$46,732,155	$171,368,453	$18,287,979	$93,068,126

Westcore Bond Funds
	Westcore	Westcore	Westcore Colorado
	Flexible Income Fund	Plus Bond Fund	Tax-Exempt Fund
As of December 31, 2015
Gross appreciation (excess of value over tax cost)	$1,267,636	$35,687,459	$5,608,637
Gross depreciation (excess of tax cost over value)	(6,121,869)	(30,229,968)	(254,803)
Net unrealized appreciation/(depreciation)	$(4,854,233)	$5,457,491	$5,353,834
Cost of investment for income tax purposes	$62,196,017	$1,402,468,252	$186,067,517

5. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the “Adviser” or “Denver Investments”) for all Funds. The advisory agreement has been approved by the Trust’s Board of Trustees.

Pursuant to its advisory agreement with the Trust, Denver Investments is entitled to an investment advisory fee, based on the average net assets of each Fund, computed daily and payable monthly as shown in the table below.

Westcore Growth Fund	0.65%
Westcore MIDCO Growth Fund	0.65%
Westcore Select Fund	0.65%
Westcore Small-Cap Growth Fund	1.00%
Westcore Blue Chip Dividend Fund	0.65%
Westcore Mid-Cap Value Dividend Fund	0.75%
Westcore Small-Cap Value Dividend Fund	1.00%
Westcore Micro-Cap Opportunity Fund	1.00%
Westcore International Small-Cap Fund	1.20%
Westcore Flexible Income Fund	0.45%
Westcore Plus Bond Fund	0.35%
Westcore Colorado Tax-Exempt Fund	0.40%

ALPS Fund Services, Inc. (“ALPS”) and Denver Investments serve as the Funds’ co-administrators (“Co-Administrators”). ALPS and Denver Investments are entitled to receive a total fee from each Fund for its administrative services computed daily and paid monthly based on the average daily net assets of the Trust. Denver Investments receives 0.10% on the first $3.5 billion in average daily net assets of the Trust and 0.05% for net assets greater than $3.5 billion. The administrative fees are allocated to each Fund based upon the Fund’s relative proportion of the Trust’s Net Assets and are disclosed on the Statement of Operations.

Each Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund, presented on the Statements of Operations as Shareholder servicing reimbursement - Retail Class, is intended to not exceed the estimated cost that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, each Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s Transfer Agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

Denver Investments as Adviser and Co-Administrator has contractually agreed, during the period ended December 31, 2015 and until at least April 30, 2016, that the Net Annual Fund Operating Expenses for the Retail Class shares of the Funds will not exceed the amounts shown in the table below.

Westcore Growth Fund	1.15%
Westcore MIDCO Growth Fund	1.15%
Westcore Select Fund	1.15%
Westcore Small-Cap Growth Fund	1.30%
Westcore Blue Chip Dividend Fund	0.99%
Westcore Mid-Cap Value Dividend Fund	1.25%
Westcore Small-Cap Value Dividend Fund	1.30%
Westcore Micro-Cap Opportunity Fund	1.30%
Westcore International Small-Cap Fund	1.50%
Westcore Flexible Income Fund	0.85%
Westcore Plus Bond Fund	0.55%
Westcore Colorado Tax-Exempt Fund	0.65%

Without such fee waivers, for the year ended December 31, 2015, the Total Annualized Fund Operating Expenses for the Retail Class shares of the Funds are as follows:

Westcore Growth Fund	1.17%
Westcore Small-Cap Growth Fund	4.96%
Westcore Blue Chip Dividend Fund	1.17%
Westcore Small-Cap Value Dividend Fund	1.39%
Westcore Micro-Cap Opportunity Fund	1.66%
Westcore International Small-Cap Fund	1.62%
Westcore Flexible Income Fund	0.98%
Westcore Plus Bond Fund	0.70%
Westcore Colorado Tax-Exempt Fund	0.77%

Denver Investments has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses from April 30, 2015 until at least April 30, 2016. The first waiver/reimbursement applies so that the ratio of expenses to average net assets, as reported in the Fund’s Financial Highlights, will be no more than the amount reported in the table above, for the Fund’s Retail Class for such period. The second waiver/reimbursement applies so that Fund level Other Expenses for the Institutional Class will be in the same proportion as the Retail Class waivers/reimbursements. The third waiver/reimbursement applies so that the institutional class-specific Other Expenses are reimbursed. The Adviser has contractually agreed to waive/reimburse all of these class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios after applying the waiver/reimbursement does not exceed 25 basis points. Prior to April 30, 2015, the Adviser contractually agreed to waive/reimburse all class-specific Other Expenses. Without such fee waivers, for the year ended December 31, 2015, the Total Annualized Operating Expenses for the Institutional Class shares of the Funds are as follows:

Westcore Growth Fund	1.28%
Westcore MIDCO Growth Fund	0.97%
Westcore Small-Cap Growth Fund	2.21%

Westcore Blue Chip Dividend Fund	1.05%
Westcore Small-Cap Value Dividend Fund	1.22%
Westcore Flexible Income Fund	1.03%
Westcore Plus Bond Fund	0.55%

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for each of the Funds. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee per Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

Certain officers of the Funds are also officers of Denver Investments. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust’s and the Adviser’s respective Code of Ethics.

The Trustees have appointed a Chief Compliance Officer who is also the Treasurer of the Trust and a partner of the Adviser. The Trustees agreed to have the Funds pay the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.

The Trust has a Trustee Deferred Compensation Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the Trustee. The amount paid to the Trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of Trustees’ fees under the Deferral Plan will not affect the net assets of the Fund.

Where a Fund owns 5% or more of the outstanding voting securities, either directly or indirectly, of a particular issuer, the 1940 Act deems such an issuer to be an “affiliate” of the Fund. During the year ended December 31, 2015, Westcore International Small-Cap Fund owned 5% or more of the outstanding voting securities of the issuers identified in the table below and therefore those issuers would be deemed to be affiliates of that Fund for purposes of the 1940 Act.

				Share Balance	Market Value at
	Share Balance at			at December 31,	December 31,		Realized
Security Name	December 31, 2014	Purchases	Sales	2015	2015	Dividends	Gains/(Losses)
Arcland Service Co. Ltd.
(Japan)(a)(b)	0	177,772	93,400	168,744	$4,051,583	$34,851	$(182,578)
Credit Corp Group Ltd.
(Australia)(a)	2,631,692		2,140,760	490,932	3,720,518	608,347	5,805,023
Decmil Group Ltd.
(Australia)	8,667,723	0	4,204,000	4,463,723	3,399,087	739,738	(7,728,827)
Japan Property
Management Center
Co. Ltd. (Japan)(a)	0	570,175	325,850	244,325	2,914,398	71,031	(40,659)
Magic Software
Enterprises Ltd.
(Israel)(a)	1,781,780	5,605	1,235,212	552,173	3,053,517	226,716	(2,183,469)
Webjet Ltd. (Australia)(a)	4,132,223	211,400	3,473,834	869,789	3,485,983	286,047	(4,363,180)
					$20,625,086	$1,966,730	$(8,693,690)

(a)	As of December 31, 2015 no longer an affiliate.
(b)	1 for 2 stock split December 28, 2015.

6. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

The three-tier hierarchy is summarized as follows:

1) Level 1 – Quoted & Unadjusted Prices in active markets for identical investments

2) Level 2 – Other Significant Observable Inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

3) Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2015 in valuing the Funds’ assets:

Westcore Growth Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$29,802,773	$0	$0	$29,802,773
Money Market Mutual Funds	264,547	0	0	264,547
Total	$30,067,320	$0	$0	$30,067,320

Westcore MIDCO Growth Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$79,327,184	$0	$0	$79,327,184
Money Market Mutual Funds	2,579,503	0	0	2,579,503
Total	$81,906,687	$0	$0	$81,906,687

Westcore Select Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$56,753,012	$0	$0	$56,753,012
Money Market Mutual Funds	1,845,837	0	0	1,845,837
Total	$58,598,849	$0	$0	$58,598,849

Westcore Small-Cap Growth Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$6,270,055	$0	$0	$6,270,055
Money Market Mutual Funds	233,983	0	0	233,983
Total	$6,504,038	$0	$0	$6,504,038

Westcore Blue Chip Dividend Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$40,902,779	$0	$0	$40,902,779
Money Market Mutual Funds	46,665	0	0	46,665
Total	$40,949,444	$0	$0	$40,949,444

Westcore Mid-Cap Value Dividend Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$50,397,131	$0	$0	$50,397,131
Money Market Mutual Funds	1,287,503	0	0	1,287,503
Total	$51,684,634	$0	$0	$51,684,634

Westcore Small-Cap Value Dividend Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$183,600,276	$0	$0	$183,600,276
Money Market Mutual Funds	129,476	0	0	129,476
Total	$183,729,752	$0	$0	$183,729,752

Westcore Micro-Cap Opportunity Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks	$20,538,214	$0	$0	$20,538,214
Rights and Warrants	0	0	4,361	4,361
Money Market Mutual Funds	271,957	0	0	271,957
Total	$20,810,171	$0	$4,361	$20,814,532

Westcore International Small-Cap Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$30,626,497	$5,916,893	$2,797,246	$39,340,636
Consumer Staples	0	3,056,263	0	3,056,263
Financials	3,626,242	9,158,127	0	12,784,369
Health Care	4,199,773	0	0	4,199,773
Industrials	16,985,814	3,650,354	0	20,636,168
Information Technology	10,334,534	10,051,211	0	20,385,745
Total	$68,995,315	$28,610,393	$2,797,246	$100,402,954
Other Financial Instruments**
Assets
Forward Foreign
Currency Contracts	$0	$275,948	$0	$275,948
Liabilities
Forward Foreign
Currency Contracts	0	(523,723)	0	(523,723)
Total	$0	$(247,775)	$0	$(247,775)

Westcore Flexible Income Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Preferred Stocks	$1,409,918	$0	$0	$1,409,918
Corporate Bonds	0	51,234,102	0	51,234,102
Money Market Mutual Funds	2,443,388	0	0	2,443,388
Mortgage Backed Security
Commercial Mortgage-
Backed Securities	0	0	1,581,689	1,581,689
Residential Mortgage-
Backed Securities	0	672,687	0	672,687
Total	$3,853,306	$51,906,789	$1,581,689	$57,341,784

Westcore Plus Bond Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Preferred Stock
Financial Institutions	$7,841,231	$964,219	$0	$8,805,450
Corporate Bonds	0	615,377,793	0	615,377,793
Municipal Bonds	0	86,924,713	0	86,924,713
Asset-Backed Securities,
Commercial Mortgage-Backed
Securities, Mortgage-Backed
Passthrough & Residential
Mortgage-Backed Securities
Asset Backed Securities	0	55,995,812	0	55,995,812
Commercial Mortgage-
Backed Securities	0	31,353,840	4,042,093	35,395,933
Mortgage-Backed
Securities Passthrough	0	331,331,607	0	331,331,607
Residential Mortgage-
Backed Securities	0	42,917,148	0	42,917,148
U.S. Government &
Agency Obligations	0	55,808	0	55,808
U.S. Treasury Bonds & Notes	0	226,488,171	0	226,488,171
Money Market Mutual Funds	4,633,308	0	0	4,633,308
Total	$12,474,539	$1,391,409,111	$4,042,093	$1,407,925,743

Westcore Colorado Tax-Exempt Fund
Investments in Securities	Level 1 - Quoted and	Level 2 - Other Significant	Level 3 - Significant
at Value*	Unadjusted Prices	Observable Inputs	Unobservable Inputs	Total
Municipal Bonds	$0	$175,053,475	$0	$175,053,475
Money Market Mutual Funds	16,367,876	0	0	16,367,876
Total	$16,367,876	$175,053,475	$0	$191,421,351

*	For detailed Industry descriptions, see the accompanying Statements of Investments.
**	Other financial instruments are derivative instruments not reflected in the Statements of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

For liabilities arising from overdrafts in the custody account, the carrying amount approximates fair value due to the relatively short-term maturity of these financial instruments. As of December 31, 2015, the liabilities related to custody overdrafts used level 2 inputs.

The Westcore International Small-Cap Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. When the trigger is not met at a period end, it could result in securities transferring from a Level 2 to a Level 1 classification. The transfer amount disclosed in the table below represents the value of the securities as of December 31, 2015 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held as of December 31, 2014.

The Westcore International Small-Cap Fund had the following transfers out of Level 2 at December 31, 2015:

	Level 1- Quoted and Unadjusted Prices		Level 2- Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$31,835,095	$(3,222,455)	$3,222,455	$(31,835,095)
Total	$31,835,095	$(3,222,455)	$3,222,455	$(31,835,095)

All securities of the Funds, except for Westcore International Small-Cap, Westcore Flexible Income and Westcore Plus Bond Funds, were valued using either Level 1 or Level 2 inputs during the year ended December 31, 2015. Thus a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for these Funds.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Westcore International Small-Cap Fund

											Net change in
											unrealized
											appreciation/
											(depreciation)
											included in
											the Statements
					Change in						of Operations
	Balance as of	Accrued			Unrealized			Transfer	Transfer	Balance as	attributable to Level
Investments in	December 31,	discount/	Return of	Realized	Appreciation/		Sales	into	out of	of December	3 investments held at
Securities	2014	premium	Capital	Gain/(Loss)*	(Depreciation)*	Purchases	Proceeds	Level 3**	Level 3	31, 2015	December 31, 2015
Common Stock	$0	$0	$0	$0	$0	$0	$0	$2,797,246	$0	$2,797,246	$(7,693,163)
Total	$0	$0	$0	$0	$0	$0	$0	$2,797,246	$0	$2,797,246	$(7,693,163)

Westcore Flexible Income Fund

											Net change in
											unrealized
											appreciation/
											(depreciation)
											included in
											the Statements
					Change in						of Operations
	Balance as of	Accrued			Unrealized			Transfer	Transfer	Balance as	attributable to Level
Investments in	December 31,	discount/	Return of	Realized	Appreciation/		Sales	into	out of	of December	3 investments held at
Securities	2014	premium	Capital	Gain/(Loss)*	(Depreciation)*	Purchases	Proceeds	Level 3**	Level 3	31, 2015	December 31, 2015
Commercial Mortgage- Backed Securities	$1,845,381	$8,079	$0	$9,100	$(188,898)	$0	$(91,973)	$0	$0	$1,581,689	$(188,898)
Total	$1,845,381	$8,079	$0	$9,100	$(188,898)	$0	$(91,973)	$0	$0	$1,581,689	$(188,898)

Westcore Plus Bond Fund

											Net change in
											unrealized
											(depreciation)
											included in
											the Statements
					Change in						of Operations
					Unrealized			Transfer	Transfer	Balance as of	attributable to Level
Investments in	Balance as of	Accrued	Return of	Realized	Appreciation/		Sales	into	out of	December 31,	3 investments held at
Securities	December 31,	discount/	Capital	Gain/(Loss)*	(Depreciation)*	Purchases	Proceeds	Level 3	Level 3	2015	December 31, 2015
Commercial
Mortgage-
Backed
Securities	$16,914,693	$20,649	$ 0	$23,254	$(681,460)	$ 0	$ (12,235,043)	$ 0	$ 0	$ 4,042,093	$(482,740)
Total	$16,914,693	$20,649	$ 0	$23,254	$(681,460)	$ 0	$ (12,235,043)	$ 0	$ 0	$ 4,042,093	$(482,740)

*	Net realized gain/(loss) and net unrealized appreciation/(depreciation) are included in the related amounts in the Statement of Operations.
**	Transfers into Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for this security.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For fair value measurements using significant other observable inputs (Level 2), the Funds generally utilize an independent pricing service which utilizes evaluated pricing models that vary by asset class and incorporate available trade, bid and other market information, and for structured securities also incorporate cash flow and, when available, loan performance data. The independent pricing service’s evaluated pricing models apply available market information through processes such as benchmark curves, benchmarking of similar securities, and sector groupings. For certain securities, the independent pricing service uses model processes, such as the Option Adjusted Spread (benchmark driven) model, to assess interest rate impact and develop prepayment scenarios. With respect to trades and bids, the independent pricing service reviews the lot size to determine whether the information is representative of an orderly trading market. If the independent pricing service determines that trade or bid information is not consistent with other information available, the trade or bid will not be reflected in the evaluated price.

Corporate bonds, Municipal bonds, U.S. Government & Agency Obligations, and U.S. Treasury bonds & Notes are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Forward foreign currency contracts are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services.

In the event the independent pricing service is unable to provide an evaluated price for a security or Denver Investments believes the price provided is not reliable, securities of the Funds may be valued in good faith as described above in Note 2. In these instances, the compliance department will typically seek input from the investment team of the Fund since they are typically the most knowledgeable of the relevant factors in valuing the securities. Denver Investments may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

At least quarterly, Denver Investments receives a report on the pricing for all fair valued securities during the period along with any actual sales prices, broker quotes and/or pricing from the independent pricing service. Denver Investments uses this information to analyze changes in fair value measurements over the period and as a back test of pricing methods.

Then on at least a quarterly basis, Denver Investments presents the factors considered in determining the fair value measurements and presents that information to the Audit Committee which meets at least quarterly. The Audit Committee then will provide a recommendation to the Board for approval of the fair value measurements.

The table below provides additional information about the Level 3 Fair Value Measurements as of December 31, 2015:

Westcore International Small-Cap Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 12/31/2015	Valuation Technique	Unobservable Input(a)	Level/Range
Common Stock	$2,797,246	Performance Multiple Approach*	EBITDA Multiple	2.67
			Liquidity Adjustment	30%
Total	$2,797,246

Westcore Flexible Income Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 12/31/2015	Valuation Technique	Unobservable Input(a)	Level/Range
Commercial Mortgage-Backed Security	$1,581,689	Adjusted Spread Pricing**	Comparability Adjustment	1.80%
			Liquidity Adjustment	0.30%
Total	$1,581,689

Westcore Plus Bond Fund

Quantitative Information about	Fair Value
Level 3 Fair Value Measurements	at 12/31/2015	Valuation Technique	Unobservable Input(a)	Level/Range
Commercial Mortgage-Backed Security	$4,042,093	Adjusted Spread Pricing**	Comparability Adjustment	1.80%
			Liquidity Adjustment	0.30%
Total	$4,042,093

*	Trading of this security is halted. Denver Investments estimates the fair value by using a Performance Multiple technique using an EBITDA Multiple that is estimated based on market and company information as well as factoring in the uncertainty from lack of trading on the exchange where the common stock is listed, and for any other material market information about the common stock.

** Denver Investments identifies comparable security(ies) and obtains market observable spreads to Treasuries, and then adjusts for appropriate comparability or liquidity adjustments.

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

	Impact to Value if	Impact to Value if
Unobservable Input	Input Increases	Input Decreases
Comparability Adjustment	Decrease	Increase
Liquidity Adjustment	Decrease	Increase
EBITDA Multiple	Increase	Decrease

7. FOREIGN CURRENCY EXCHANGE CONTRACTS

The Westcore International Small-Cap Fund may purchase or sell foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market to settle investment transactions in the proper currency. In addition, this Fund may purchase or sell forward currency contracts to adjust the portfolio’s exposure to different currencies consistent with the investment team’s targets, which consider the currency weightings within the Fund’s benchmark index.

When entering into a spot or forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the contractual rates at the dates of entry into the contracts and the spot or forward rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statement of Operations. These instruments involve credit risk and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency exchange rates.

The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its position in a permissible manner.

During the year ended December 31, 2015, the Fund had average forward foreign currency contract values to buy and sell of $145,643,111 and $127,681,019, respectively.

The effect of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2015 is as follows:

		Asset Derivatives	Liability Derivatives
	Statement of Assets and
Risk Exposure	Liabilities Location	Unrealized Appreciation	Unrealized Depreciation
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts
(Foreign Exchange Rate Risk)	Unrealized gain on forward foreign currency contracts	$275,948	$0
Forward Foreign Currency Contracts
(Foreign Exchange Rate Risk)	Unrealized loss on forward foreign currency contracts	0	523,723
Total		$275,948	$523,723

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2015 is as follows:

Risk Exposure	Statement of Operations Location
Westcore International Small-Cap Fund
Forward Foreign Currency Contracts	Net realized loss on forward foreign currency contracts and foreign
(Foreign Exchange Rate Risk)	currency transactions	$(4,511,574)
Forward Foreign Currency Contracts	Net change in unrealized appreciation/(depreciation) on forward foreign currency
(Foreign Exchange Rate Risk)	contracts and translation of assets and liabilities denominated in foreign currencies	4,316,815

8. PURCHASES AND SALES OF INVESTMENTS

Investment transactions for the year ended December 31, 2015 excluding long-term U.S. government securities and short-term investments were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold
Westcore Growth Fund	$31,573,193	$43,217,193
Westcore MIDCO Growth Fund	54,323,991	63,949,767
Westcore Select Fund	49,162,073	73,454,184
Westcore Small-Cap Growth Fund	4,900,739	6,880,670
Westcore Blue Chip Dividend Fund	29,762,768	37,738,960
Westcore Mid-Cap Value Dividend Fund	33,442,958	39,337,651
Westcore Small-Cap Value Dividend Fund	196,316,522	316,949,472
Westcore Micro-Cap Opportunity Fund	30,681,859	45,525,239
Westcore International Small-Cap Fund	100,279,775	299,181,444
Westcore Flexible Income Fund	22,921,480	25,944,347
Westcore Plus Bond Fund	357,454,895	332,459,151
Westcore Colorado Tax-Exempt Fund	73,257,365	48,908,308

Purchases and sales of long-term U.S. Government securities for the year ended December 31, 2015, were as follows:

	Cost of Investments	Proceeds from
Fund	Purchased	Investments Sold

Westcore Plus Bond Fund	$389,602,478	$466,765,491

TO THE BOARD OF TRUSTEES OF WESTCORE TRUST AND THE SHAREHOLDERS OF EACH FUND OF WESTCORE TRUST:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Westcore Trust (the “Trust”), including the Westcore Growth Fund, Westcore MIDCO Growth Fund, Westcore Select Fund, Westcore Small-Cap Growth Fund, Westcore Blue Chip Dividend Fund, Westcore Mid-Cap Value Dividend Fund, Westcore Small-Cap Value Dividend Fund, Westcore Micro-Cap Opportunity Fund, Westcore International Small-Cap Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund and Westcore Colorado Tax-Exempt Fund, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting Westcore Trust as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado February 26, 2016

Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund’s income and distributions for the year ended December 31, 2015.

During the year ended December 31, 2015, 99.75% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends.

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2015:

	Qualified Dividend Income (QDI)	Dividends Received Deduction (DRD)
Westcore Growth Fund	22.03%	21.37%
Westcore MIDCO Growth Fund	0	0
Westcore Select Fund	0	0
Westcore Blue Chip Fund	100.00	63.08
Westcore Mid-Cap Value Dividend Fund	100.00	100.00
Westcore Small-Cap Value Dividend Fund	100.00	100.00
Westcore Micro-Cap Opportunity Fund	0	0
Westcore International Small-Cap Fund	100.00	0
Westcore Flexible Income Fund	2.39	0.81
Westcore Plus Bond Fund	1.58	0.39
Westcore Colorado Tax-Exempt Fund	0	0
Westcore Small-Cap Growth Fund	100.00	100.00

During the year ended December 31, 2015, the Westcore Funds paid the following distributions per share:

	Ordinary	Capital	Total
	Income Dividends	Gains Distributions	Distributions
Retail Class:
Westcore Growth Fund	$0.538250	$3.784630	$4.322880
Westcore MIDCO Growth Fund	0.013010	0.301980	0.314990
Westcore Select Fund	0	0	0
Westcore Blue Chip Fund	0.231640	0.819830	1.051470
Westcore Mid-Cap Value Dividend Fund	0.231950	2.751290	2.983240
Westcore Small-Cap Value Dividend Fund	0.174480	1.674650	1.849130
Westcore Micro-Cap Opportunity Fund	0	1.326400	1.326400
Westcore International Small-Cap	0.794540	0.466050	1.260590
Westcore Flexible Income Fund	0.438780	0	0.438780
Westcore Plus Bond Fund	0.344440	0.029750	0.374190
Westcore Colorado Tax-Exempt Fund	0.314850	0	0.314850
Westcore Small-Cap Growth Fund	0.005380	0.003310	0.008690

Institutional Class:
Westcore Growth Fund	$0.538250	$3.784630	$4.322880
Westcore MIDCO Growth Fund	0.013010	0.301980	0.314990
Westcore Blue Chip Fund	0.246040	0.819830	1.065870
Westcore Small-Cap Value Dividend Fund	0.202960	1.674650	1.877610
Westcore Flexible Income Fund	0.441810	0	0.441810
Westcore Plus Bond Fund	0.357900	0.029750	0.387650
Westcore Small-Cap Growth Fund	0.005380	0.003310	0.008690

APPROVAL OF AGREEMENTS

The Board considered the information provided in advance of and reviewed at the Board meeting held on October 15, 2015, and requested and received additional information in advance of the Board meeting held on November 18-19, 2015, regarding the Growth, MIDCO Growth, Select, Blue Chip Dividend, Mid-Cap Value Dividend, Small-Cap Value Dividend, Small-Cap Growth, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, and Colorado Tax-Exempt Funds.

Investment Advisory Fee Rate

The Board considered the information provided and reviewed regarding the Growth, MIDCO Growth, Select, Blue Chip Dividend, Mid-Cap Value Dividend, Small-Cap Value Dividend, Small-Cap Growth, Micro-Cap Opportunity, International Small-Cap, Flexible Income, Plus Bond, and Colorado Tax-Exempt Fund’s (each, a “Fund” and collectively, the “Funds”) contractual advisory fees and overall expenses, including without limitation, comparative data provided by an independent provider of investment company data, for each Fund’s peer group. Based on such information, the Board determined that:

  Many of the Funds were in the fourth quartile for fund size (fourth quartile being the smallest) among its peer funds category and in the third or fourth quartile for fund size among its “all funds” category;

  The management fee for each Fund was generally below or near median for its peer funds category, and sometimes significantly below median;

  The annual report net expense ratio for the MIDCO Growth, Blue Chip Dividend, Plus Bond Fund, and Colorado Tax-Exempt Funds were first quartile (first quartile being the lowest) among its peer funds category and, except for the MIDCO Growth Fund, for its “all funds” category; and

  The annual report net expense ratio for the other funds were second quartile or third quartile among its peer funds category and its “all funds” category.

The Board also considered the proposed additional waiver by the investment adviser of 6 basis points on the expense ratio of the International Small-Cap Fund.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Funds under the Investment Advisory Agreement. The Board reviewed, among other items, background materials supplied by Denver Investments, including its Form ADV.

The Board reviewed and considered Denver Investments’ advisory personnel, its history as an asset manager, its performance and the assets under its management. The Board also reviewed the research and decision-making processes utilized by Denver Investments, including the methods adopted to achieve compliance with the Funds’ investment objectives, policies and restrictions.

The Board considered the background and experience of Denver Investments’ management for the various Funds, including reviewing the qualifications, backgrounds and responsibilities of the portfolio management teams primarily responsible for the day-to-day management of each Fund, and the extent of the resources devoted to research and analysis of investments.

The Board also reviewed the accompanying compliance-related materials and noted that they also received reports on these services and compliance issues from Trust officers and from Denver Investments periodically throughout the year.

Performance

The Board reviewed performance information for the 1-year, 3-year, 5-year and 10-year periods for each Fund. This review included a comparison of each such Fund’s performance to a group of peer funds, and to respective benchmark indices.

Regarding the Growth, Blue Chip Dividend, Mid-Cap Value Dividend, Micro-Cap Opportunity, Flexible Income, Plus Bond and the Colorado Tax-Exempt Funds, the Board noted that comparative performance over the 1-year period was above the median for their respective peer group averages and for the Flexible Income Fund was significantly above median.

Regarding the MIDCO Growth and Small-Cap Growth Funds, the Board noted that comparative performance over the 3-year period was significantly above the median for their respective peer group averages.

Regarding the Small-Cap Value Dividend and the International Small-Cap Fund, the Board noted that the performance was below median for all of the analysis periods, but also considered the changes in strategy regarding each fund implemented recently to seek to enhance performance.

Adviser Profitability

The Board received and considered a detailed profitability analysis prepared by Denver Investments based on the fees payable under the Investment Advisory Agreement. The Board was also provided with Denver Investments’ unaudited and audited financial information. The Board also considered Denver Investments’ statements regarding its continued commitment to the Funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Board considered whether any economies of scale, fall-out benefits or any other direct or indirect benefits would accrue to Denver Investments from its relationship with the Trust.

Other Benefits to the Adviser

The Board reviewed and considered any other benefits derived or to be derived by Denver Investments from its relationship with the Funds, including soft dollar arrangements and publicity relating to the Funds.

In selecting Denver Investments and approving the Investment Advisory Agreement regarding each of the Funds identified above and the fees, the Board concluded that no single factor reviewed by the Board was identified to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Board, including all of the Independent Trustees, concluded that:

  The investment advisory fees to be received by Denver Investments regarding each Fund and the net total expense ratios of each Fund (after waivers, subject to certain exclusions) were generally lower than, or, to the extent greater, within an acceptable range of, the respective peer group medians;

  The nature, extent and quality of services rendered or to be rendered by Denver Investments under the Investment Advisory Agreement were adequate;

  The performance of almost all of the Funds exceeded peer fund averages for either the 1-year or 3-year periods, or both, and the performance of the other Funds were acceptable because of certain aspects of historical performance, expected measures to seek to improve performance to be undertaken by Denver Investments, and changes in strategy regarding such Funds;

  The profit, if any, anticipated to be realized by Denver Investments for its management of the Funds was not unreasonable, especially because of existing and anticipated fee waiver arrangements;

  There were no material economies of scale or other benefits accruing to Denver Investments for its relationship with the Funds; and

  The use of soft dollars follows regulatory requirements and likely to benefit the Funds. In addition, other aspects of Denver Investments’ investment advisory operations may benefit indirectly from the publicity relating to, and performance of, the Funds.

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was unnecessary. Where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided regarding the Investment Advisory Agreement, the Board had received sufficient information to approve the Investment Advisory Agreement.

Based on the Board’s deliberations and their evaluation of the information described above, all of the Trustees, including all of the Independent Trustees in person at the meeting, concluded that the advisory fee rates anticipated to be payable to Denver Investments by each Fund were fair and reasonable because of the nature of the services and expenses involved, and that renewal of the Investment Advisory Agreement was consistent with the best interests of the Funds and their shareholders.

Westcore Trustees and Officers:

Mary K. Anstine, Chairman

John A. DeTore, Trustee

Rick A. Pederson, Trustee

James A. Smith, Trustee

Douglas M. Sparks, Trustee

Janice M. Teague, Trustee

John W. Zimmerman, President

Jasper R. Frontz, Treasurer & Chief Compliance Officer

Jill A. Kerschen, Asst. Treasurer

Andrea E. Kuchli, Secretary

FOR MORE INFORMATION ABOUT WESTCORE FUNDS, PLEASE CONTACT:
Westcore Funds | 1290 Broadway, Suite 1100 | Denver, Colorado 80203
Individual Investors: 800.392.CORE | Financial Advisors: 800.734.WEST | www.westcore.com

A description of the policies and procedures that Westcore Funds uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling toll-free 800.392.CORE; (ii) on the Westcore Funds website, www.westcore.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the period end. Copies of the Westcore Funds Form N-Q are available without a charge, upon request, by contacting Westcore Funds toll-free at 800.392.CORE and on the SEC’s website at http://www.sec.gov. You may also review and copy the Form N-Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330. This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Westcore Funds are distributed by ALPS Distributors, Inc.

WC123

Item 2.        Code of Ethics.

(a)        The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions regardless of whether these individuals are employed by the registrant or a third party.

(b)        Not applicable.

(c)        During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in Item 2(a) above.

(d)       During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)        Not applicable.

(f)        A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this report.

Item 3.        Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee. The Board of Trustees has designated Douglas M. Sparks as the registrant’s “audit committee financial expert.” Mr. Sparks is “independent” as defined in Item 3(a)(2) of Form N‑CSR.

Item 4.        Principal Accountant Fees and Services.

(a)        Audit Fees:  For the registrant’s fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $189,100 and $183,500, respectively.

(b)        Audit-Related Fees:  For the registrant’s fiscal years ended December 31, 2015 and December 31, 2014, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)        Tax Fees:  For the registrant’s fiscal years ended December 31, 2015 and December 31, 2014, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $44,940 and $43,620, respectively. The fiscal year tax fees were for review of each fund’s federal and excise tax returns and year-end distributions.

(d)       All Other Fees:  For the registrant’s fiscal years ended December 31, 2015 and December 31, 2014, no fees were billed by the principal accountant for products and services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)   The registrant’s Audit Committee has not adopted pre-approval policies and procedures for specific services, although the Audit Committee chairman may pre-approve audit and non-audit services pursuant to delegated authority, subject to ratification by the Audit Committee at the next meeting. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before engaging the accountant to render such service.

(e)(2)   No services described in paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2‑01 of Regulation S-X.

(f)        Not applicable.

(g)        Aggregate non-audit fees of $44,940 and $43,620 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of fiscal year ended December 31, 2015 and December 31, 2014, respectively.  All such services were rendered to the registrant.

(h)     Not applicable.

Item 5.        Audit Committee of Listed Registrants.

Not applicable.

Item 6.        Investments.

(a)        Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of this form.

(b)        Not applicable.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.      Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11.      Controls and Procedures.

(a)        The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “1940 Act”) (17 CFR 270.30a-3(e)) are effective based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.      Exhibits.

(a)(1)   The registrant’s code of ethics as described in Item 2 hereof is attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)   The certifications required by Rule 30a-2(a) of the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(a)(3)   Not applicable.

(b)        The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WESTCORE TRUST

By:	/s/ John W. Zimmerman
John W. Zimmerman
President/Principal Executive Officer

Date:	March 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John W. Zimmerman
John W. Zimmerman
President/Principal Executive Officer

Date:	March 8, 2016

By:	/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer/Principal Financial Officer

Date:	March 8, 2016